                              MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT

                                           dated as of December 14, 2007

                                                      between

                                     CHIMERA INVESTMENT CORPORATION, Purchaser

                                                        and

                                           PHH MORTGAGE CORPORATION AND

                                     BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST

                                                      SELLERS

                                                 TABLE OF CONTENTS

                                                                                                               Page

ARTICLE I:  DEFINITIONS..........................................................................................1

         Section 1.01          Defined Terms.....................................................................1

ARTICLE II: SALE AND  CONVEYANCE  OF MORTGAGE  LOANS;  POSSESSION  OF MORTGAGE  FILES;  BOOKS AND RECORDS;

ARTICLE III:  REPRESENTATIONS,  WARRANTIES  AND  COVENANTS  OF THE SELLER;  REPURCHASE  AND  SUBSTITUTION;

         Section 5.01          PHH  Mortgage  to  Act  as  Servicer;   Servicing   Standards;   Additional

                                                            -i-

         Section 5.08          Payment  of Taxes,  Insurance  and Other  Charges;  Maintenance  of Primary

                                                            -ii-

                                                            -iii-

Schedules
A        Mortgage Loan Schedule
B        Contents of Mortgage File
         B-1 Collateral File
         B-2 Credit Documents
C        PHH Guide

                                                     EXHIBITS

Exhibit 2.05      Form of Assignment, Assumption and Recognition Agreement
Exhibit 5.01(a)   Limited Power of Attorney
Exhibit 5.01(b)   Workout compensation
Exhibit 5.03      Form of Notice of Foreclosure
Exhibit 5.04-1    Form of Collection Account Letter Agreement
Exhibit 5.04-2    Form of Collection Account Letter Agreement
Exhibit 5.06-1    Form of Escrow Account Letter Agreement
Exhibit 5.06-2    Form of Escrow Account Letter Agreement
Exhibit 6.02(a)   Report P-139 -- Monthly Statement of Mortgage Accounts
Exhibit 6.02(b)   Report S-50Y -- Private Pool Detail Report
Exhibit 6.02(c)   Report S-213 -- Summary of Curtailments Made Remittance Report
Exhibit 6.02(d)   Report S-214 -- Summary of Paid in Full Remittance Report
Exhibit 6.02(e)   Report S-215 -- Consolidation of Remittance Report
Exhibit 6.02(f)   Report T-62C -- Monthly Accounting Report
Exhibit 6.02(g)   Report T-62E -- Liquidation Report
Exhibit 6.02(h)   Report P-4DL -- Delinquency Report
Exhibit 6.02(i)   Report P-195 -- Delinquency Report
Exhibit 9         Form of Officer's Certificate
Exhibit 10        Form of Warranty Bill of Sale
Exhibit 11        Form of Sarbanes-Oxley Certification
Exhibit 12        Servicing Criteria to be Addressed in Assessment of Compliance
Exhibit 13        Form of Additional Collateral Servicing Agreement

                                                            -iv-

                              MORTGAGE LOAN FLOW PURCHASE, SALE & SERVICING AGREEMENT

         This Mortgage Loan Flow Purchase,  Sale & Servicing  Agreement,  dated as of December 14, 2007, is entered into between  Chimera  Investment  Corporation,  as the Purchaser  ("Purchaser"),  PHH Mortgage  Corporation  ("PHH
Mortgage") and Bishop's Gate  Residential  Mortgage Trust (the "Trust,"  together with PHH Mortgage,  the "Sellers"
and individually, each a "Seller"), as the Sellers.

                                               PRELIMINARY STATEMENT

1        PHH  Mortgage is engaged in the  business,  inter  alia,  of making  Mortgage  Loans to  individuals,  the repayment of which is secured by a first lien  mortgage on such  individuals'  residences.  The Trust is engaged in the business of purchasing such Mortgage Loans from PHH Mortgage and selling same to investors.

2        Purchaser is engaged in the business, inter alia, of purchasing Mortgage Loans for its own account.

3        PHH  Mortgage  has  established  certain  terms,  conditions  and loan  programs,  as described in the PHH
Investor  Manual (the "PHH  Guide"),  which may be updated from time to time,  and Purchaser is willing to purchase
Mortgage  Loans  that  comply  with the terms of the PHH Guide  and the  further  criteria  set forth  herein.  The applicable provisions of the current PHH Guide are attached hereto as Schedule C.

4        Purchaser and Sellers  desire to establish a flow program  whereby PHH Mortgage  will make Mortgage  Loans which meet the applicable  provisions of the PHH Guide,  and Purchaser will, on a regular basis, to the extent that such Mortgage Loans conform to the  requirements  set forth herein,  purchase such Mortgage Loans from PHH Mortgage or the Trust, as applicable,  provided the parties agree on the price,  date and other conditions or considerations as set forth in this Agreement.

5        Purchaser  and Sellers wish to  prescribe  the terms and manner of purchase by the  Purchaser  and sale by the Sellers of the Mortgage Loans,  and the management and servicing of the Mortgage Loans by PHH Mortgage,  as the
Servicer (the "Servicer"), in this Agreement.

NOW,  THEREFORE,  in  consideration of the mutual  agreements  hereinafter set forth, the Purchaser and the Sellers agree as follows:

                                                    ARTICLE I:

                                                    DEFINITIONS

         Section 1.01      Defined  TermsWhenever  used in this  Agreement,  the following  words and phrases shall have the following meaning specified in this Article:

         "Accounting Cut-off Date":  The first Business Day of each month during the term hereof.

         "Affiliate":  When used with reference to a specified  Person,  any Person that (i) directly or indirectly controls or is controlled by or is under common control with the specified  Person,  (ii) is an officer of, partner

                                                            -1-

in or trustee of, or serves in a similar  capacity with respect to, the specified  person or of which the specified
Person is an  officer,  partner or  trustee,  or with  respect to which the  specified  Person  serves in a similar capacity,  or  (iii)  directly  or  indirectly  is the  beneficial  owner  of 10% or more of any  class  of  equity securities of the specified  Person or of which the specified  person is directly or indirectly the owner of 10% or more of any class of equity securities.

         "Agreement":  This Mortgage Loan Flow Purchase,  Sale & Servicing  Agreement between the Purchaser and the
Sellers including all exhibits hereto,  amendments hereof and supplements  hereto and, with respect to any Mortgage
Loan, the related Purchase Price and Terms Letter.

         "ALTA":  The American Land Title Association.

         "Alt-A  Mortgage  Loan":  Each  individual  first lien one to four family  residential  mortgage loan that meets the  underwriting  criteria for the "Alt-A Custom  Finance - Alt-A Stated  Income/Full  Asset" program or the
"Alt-A Custom Finance - Alt-A State  Income/Stated  Asset" program,  in each case, as set forth in the PHH Guide as such programs may be amended from time to time or any  subsequent  program in the PHH Guide that has  substantially similar underwriting criteria.

         "Applicable  Requirements" means, as of the time of reference,  (i) all contractual obligations of Sellers with respect to the applicable  servicing  rights,  including  without  limitation  those  contractual  obligations contained herein, in the applicable  servicing  agreements,  in any agreement with any agency,  insurer or investor or in the Credit  Documents for which Sellers are responsible or at any time was  responsible;  (ii) all applicable federal,  state and local  laws,  statutes,  rules,  regulations  and  ordinances  applicable  to Sellers or to the applicable  servicing  rights or the  origination,  purchase,  sale,  enforcement  and  insuring or guaranty of, or filing of claims in connection  with, the related Mortgage Loans,  including,  without  limitation,  the applicable requirements  and  guidelines  of any  agency,  investor  or  insurer,  or any other  governmental  agency,  board, commission,  instrumentality  or other  governmental  or  quasi-governmental  body or  office;  and (iii) all other judicial and administrative judgments,  orders,  stipulations,  awards, writs and injunctions applicable to Sellers the applicable servicing rights or the related Mortgage Loans.

         "Appraised  Value":  With  respect to any  Mortgaged  Property,  the  lesser of: (i) the value  thereof as determined by an appraisal or, only with respect to Refinanced  Mortgage  Loans,  a PHH approved AVM (as defined in the PHH Guide) made for the  originator of the Mortgage Loan at the time of  origination of the Mortgage Loan by an appraiser who met the minimum  requirements  of Fannie Mae and Freddie Mac and (ii) the purchase price paid for the related Mortgaged  Property by the Mortgagor with the proceeds of the Mortgage Loan;  provided that, in the case of a Refinanced  Mortgage Loan, such value of the Mortgaged  Property shall be based solely upon the value  determined by an  appraisal  or a PHH  approved  AVM (as defined in the PHH Guide) same as above] made for the  originator  of such Refinanced  Mortgage Loan at the time of origination of such Refinanced  Mortgage Loan by an appraiser who met the minimum  requirements  of Fannie Mae and Freddie Mac.  Each  appraisal  was  performed in  accordance  with the requirements of the Financial Institutions Reform, Recovery and Enforcement Act of 1989.

                                                            -2-

         "ARM  Loan":  An  "adjustable  rate"  Mortgage  Loan,  the  Note  Rate of  which is  subject  to  periodic adjustment in accordance with the terms of the Mortgage Note.

         "Assignment":  An  individual  assignment of a Mortgage,  notice of transfer or  equivalent  instrument in recordable form,  sufficient under the laws of the jurisdiction  wherein the related Mortgaged  Property is located to  reflect  of  record  the sale or  transfer  of the  Mortgage  Loan to the  Purchaser  or, in the case of a MERS
Mortgage Loan, an electronic  transmission to MERS,  identifying a transfer of ownership of the related Mortgage to the Purchaser or its designee.

         "Assignment of Proprietary  Lease":  With respect to a Cooperative  Loan, an assignment of the Proprietary
Lease  sufficient  under the laws of the  jurisdiction  wherein the related  Cooperative Unit is located to reflect the assignment of such Proprietary Lease.

         "Assignment  of  Recognition  Agreement":  With  respect  to a  Cooperative  Loan,  an  assignment  of the
Recognition  Agreement  sufficient  under the laws of the  jurisdiction  wherein  the related  Cooperative  Unit is located to reflect the assignment of such Recognition Agreement.

         "AVM":  The  Automated  Value Model,  which is an electronic  system to calculate  the estimated  property value from a provider that has been approved by the Seller.

         "Bankruptcy  Code": The Bankruptcy Reform Act of 1978 (11 U.S.C. §§ 101-1330),  as amended,  modified,  or supplemented from time to time, and any successor  statute,  and all rules and regulations issued or promulgated in connection therewith.

         "Business  Day": Any day other than (i) a Saturday or Sunday,  or (ii) a day on which the Federal  Reserve is closed.

         "Code":  The Internal Revenue Code of 1986, as amended.

         "Collection  Account":  The  separate  Eligible  Account or accounts  created and  maintained  pursuant to
Section 5.04 which shall be entitled "PHH  Mortgage  Corporation,  as servicer for the Purchaser of Mortgage  Loans under the Mortgage Loan Flow Purchase, Sale & Servicing Agreement, dated as of December 14, 2007."

         "Commission":  The United States Securities and Exchange Commission.

         "Condemnation  Proceeds":  All  awards or  settlements  in  respect  of a taking  of an  entire  Mortgaged
Property or a part thereof by exercise of the power of eminent domain or  condemnation,  to the extent not required to be released to a Mortgagor in accordance with the terms of the related Credit Documents.

         "Consent":  A  document  executed  by the  Cooperative  Corporation  (i)  consenting  to the  sale  of the
Cooperative  Unit to the Mortgagor and (ii)  certifying that all  maintenance  charges  relating to the Cooperative
Unit have been paid.

         "Convertible  Mortgage Loan":  Any individual Arm Loan purchased  pursuant to this Agreement that contains a provision  whereby the  Mortgagor  is permitted to convert the  Mortgage  Loan to a fixed rate  Mortgage  Loan in accordance with the terms of the related Mortgage Note.

                                                            -3-

         "Cooperative  Corporation":  With respect to any Cooperative Loan, the cooperative  apartment  corporation that holds  legal  title to the  related  Cooperative  Project  and  grants  occupancy  rights to units  therein to stockholders through Proprietary Leases or similar arrangements.

         "Cooperative Lien Search":  A search for (a) federal tax liens,  mechanics' liens, lis pendens,  judgments of record or otherwise  against (i) the Cooperative  Corporation  and (ii) the seller of the Cooperative  Unit, (b)
filings of Financing Statements and (c) the deed of the Cooperative Project into the Cooperative Corporation.

         "Cooperative  Loan":  A  Mortgage  Loan  that is  secured  by a first  lien  on and a  perfected  security interest in Cooperative  Shares and the related  Proprietary Lease granting  exclusive rights to occupy the related
Cooperative Unit in the building owned by the related Cooperative Corporation.

         "Cooperative  Pledge  Agreement":  The  specific  agreement  creating  a first  lien on and  pledge of the
Cooperative Shares and the appurtenant Proprietary Lease securing a Cooperative Loan.

         "Cooperative  Project":  With respect to any Cooperative Loan, all real property and improvements  thereto and rights therein and thereto owned by a Cooperative  Corporation  including without limitation the land, separate dwelling units and all common elements.

         "Cooperative  Shares":  With respect to any Cooperative  Loan, the shares of stock issued by a Cooperative
Corporation and allocated to a Cooperative Unit and represented by a stock certificates.

         "Cooperative Unit":  With respect to any Cooperative Loan, a specific unit in a Cooperative Project.

         "Covered  Loan":  A Mortgage  Loan  categorized  as Covered  pursuant  to  Appendix E of Standard & Poor's
Glossary.

         "Credit Documents":  Those documents,  comprising part of the Mortgage File, required of the Mortgagor, as described in Section 2 (Specific Loan Program  Guidelines) of the PHH Guide.  The Credit Documents are specified on
Schedule B-2 hereto.

         "Cut-off Date":  The first day of the month in which the respective Funding Date occurs.

         "Defective Mortgage Loan":  As defined in Section 3.04.

         "Deleted  Mortgage  Loan":  A  Mortgage  Loan  replaced  or to be  replaced  with a  Qualified  Substitute
Mortgage Loan by the Sellers in accordance with this Agreement.

         "Depositor":   The   depositor,   as  such  term  is  defined  in  Regulation  AB,  with  respect  to  any
Securitization Transaction.

         "Determination  Date":  The 16th  day of each  calendar  month,  commencing  on the 16th day of the  month following the Funding  Date,  or, if such 16th day is not a Business  Day, the Business Day  immediately  following such 16th day.
                                                            -4-

          "Due Date":  With  respect to each  Remittance  Date,  the first day of the  calendar  month in which such
Remittance Date occurs,  which is the day on which the Monthly Payment is due on a Mortgage Loan,  exclusive of any days of grace.

         "Due  Period":  With  respect to each  Remittance  Date,  the period  commencing  on the second day of the month  immediately  preceding  the month of such  Remittance  Date and ending on the first day of the month of such
Remittance Date.

         "Eligible  Account":  Either (i) an  account  or  accounts  maintained  with a federal or  state-chartered depository  institution  or trust  company  (which may be the Servicer or an Affiliate of the Servicer or which may be the trustee or an Affiliate  of the trustee) the  short-term  unsecured  debt  obligations  of which (or, in the case of a depository  institution  or trust company that is the  principal  subsidiary  of a holding  company,  the short-term  unsecured debt obligations of such holding company) are rated by each of the applicable Rating Agencies not lower than P-1 in the case of Moody's  and A-2 in the case of  Standard & Poor's;  (ii) an account or  accounts the deposits in which are fully insured by the FDIC up to the insured  amount;  (iii) any account  maintained  with the Seller;  (iv) a trust account or accounts  maintained with the trust department of a federal or state chartered depository  institution or trust company acting in its fiduciary  capacity,  provided that any such state chartered depository  institution  is  subject  to  regulation  regarding  funds  on  deposit  substantially  similar  to the regulations  set forth in 12 C.F.R.  § 9.10(b);  (v) any account  maintained  at any Federal Home Loan Bank or (vi)
any account which qualifies as an eligible custodial account under the Fannie Mae Guide or Freddie Mac Guide.

         "Eligible  Mortgage Loan":  Each individual first lien one to four family  residential  mortgage loan that is either a Prime Mortgage Loan or an Alt-A Mortgage Loan.

         "Environmental  Assessment":  A "Phase I" environmental  assessment of a Mortgaged Property prepared by an
Independent Person who regularly conducts  environmental  assessments and who has any necessary license(s) required by applicable law and has five years experience in conducting environmental assessments.

         "Environmental Conditions Precedent to Foreclosure":  As defined in Section 5.13.

         "Environmental  Laws":  All federal,  state, and local statutes,  laws,  regulations,  ordinances,  rules, judgments,  orders,  decrees or other  governmental  restrictions  relating  to the  environment  or to  emissions, discharges or releases of  pollutants,  contaminants  or industrial,  toxic or hazardous  substances or wastes into the  environment,  including  ambient air,  surface  water,  ground water,  or land,  or otherwise  relating to the manufacture,  processing,  distribution,  use, treatment,  storage, disposal,  transport or handling of pollutants, contaminants or industrial, toxic or hazardous substances or wastes or the cleanup or other remediation thereof.

         "Escrow  Account":  The separate  Eligible Account or accounts created and maintained  pursuant to Section
5.06 which shall be entitled  "PHH  Mortgage  Corporation,  as servicer for the  Purchaser  under the Mortgage Loan
Flow Purchase, Sale & Servicing Agreement, dated as of December 14, 2007, and various mortgagors."

         "Escrow  Payments":  The  amounts  constituting  ground  rents,  taxes,  assessments,  mortgage  insurance premiums,  fire and hazard insurance  premiums and other payments required to be escrowed by the Mortgagor with the mortgagee pursuant to any Mortgage Loan.
                                                            -5-

          "Estoppel  Letter":  A document  executed by the  Cooperative  Corporation  certifying,  with respect to a
Cooperative  Unit,  (i) the  appurtenant  Proprietary  Lease  will be in full  force  and  effect as of the date of issuance  thereof,  (ii) the related Stock  Certificate was registered in the Mortgagor's  name and the Cooperative
Corporation  has not been notified of any lien upon,  pledge of, levy of execution on or  disposition of such Stock
Certificate,  and (iii) the Mortgagor is not in default  under the  appurtenant  Proprietary  Lease and all charges due the Cooperative Corporation have been paid.

         "Exchange Act":  The Securities Exchange Act of 1934, as amended.

         "Event of Default":  Any one of the conditions or circumstances enumerated in Section 10.01.

         "Fannie Mae": The Federal National Mortgage Association or any successor organization.

         "Fannie  Mae  Guide":  With  respect to the  Mortgage  Loans in a Mortgage  Loan  Package,  the Fannie Mae
Selling Guide and Servicing Guide, collectively, in effect on and after the related Funding Date.

         "FDIC":  The Federal Deposit Insurance Corporation or any successor organization.

         "Fidelity Bond":  A fidelity bond to be maintained by the Servicer pursuant to Section 5.12.

         "Financing  Statement":  A  financing  statement  in the form of a UCC-1  filed  pursuant  to the  Uniform
Commercial Code to perfect a security interest in the Cooperative Shares and Pledge Instruments.

         "Financing  Statement  Change":  A  financing  statement  in  the  form  of a  UCC-3  filed  to  continue, terminate, release, assign or amend an existing Financing Statement.

         "Foreclosure  Profits":  As to any Mortgage Loan, the excess, if any, of Liquidation  Proceeds,  Insurance
Proceeds and proceeds  from any REO  Disposition  (net of all amounts  reimbursable  therefrom  pursuant to Section
5.13,  Section  5.14  and  Section  5.15)  in  respect  of each  Mortgage  Loan or REO  Property  for  which a Cash
Liquidation  or REO  Disposition  occurred in the related  prepayment  period over the sum of the Unpaid  Principal
Balance of such Mortgage Loan or REO Property  (determined,  in the case of an REO Disposition,  in accordance with
Section 5.13,  Section 5.14 and Section 5.15) plus accrued and unpaid  interest at the Mortgage Rate on such Unpaid
Principal  Balance  from the Due Date to which  interest  was last  paid by the  Mortgagor  to the first day of the month following the month in which such Cash Liquidation or REO Disposition occurred.

         "Freddie Mac": The Federal Home Loan Mortgage Corporation or any successor organization.

         "Freddie Mac  Servicing  Guide":  With  respect to the  Mortgage  Loans in a Mortgage  Loan  Package,  the
Freddie Mac Sellers' and Servicers' Guide in effect on and after the related Funding Date.

                                                            -6-

         "Funding  Date":  The date or dates set forth in the related  Purchase Price and Terms Letter on which the
Purchaser  from time to time shall  purchase  and the Sellers  from time to time shall sell to the  Purchaser,  the
Mortgage Loans listed on the related Mortgage Loan Schedule with respect to the related Mortgage Loan Package.

         "Gross  Margin":  With  respect  to each ARM Loan,  the fixed  percentage  added to the Index on each Rate
Adjustment  Date, as specified in each related  Mortgage Note and listed in the Mortgage Loan Schedule to determine the new Note Rate for such Mortgage Loan.

         "High Cost Loan":  A Mortgage  Loan (a) covered by the Home  Ownership and Equity  Protection  Act of 1994
("HOEPA"),  (b) with an "annual  percentage  rate" or total "points and fees" payable by the related  Mortgagor (as each such term is  calculated  under  HOEPA) that  exceed the  thresholds  set forth by HOEPA and its  implementing regulations,  including 12 C.F.R. §  226.32(a)(1)(i)  and (ii), (c) classified as a "high cost home,"  "threshold,"
"covered,"  (excluding  New Jersey  "Covered Home Loans," as that term was defined in clause (1) of the  definition of that term in the New Jersey Home  Ownership  Security Act of 2002,  that were  originated  between  November 26,
2003 and July 7, 2004),  "high risk home,"  "predatory" or similar loan under any other applicable  state,  federal or local law (or a similarly  classified loan using different  terminology  under a law imposing  additional  legal liability for  residential  mortgage loans having high interest  rates,  points and/or fees) or (d)  categorized as
High Cost pursuant to Appendix E of Standard & Poor's Glossary.

         "HUD":  The United  States  Department  of Housing and Urban  Development,  or any  successor  thereto and including the Federal Housing  Commissioner and the Secretary of Housing and Urban  Development  where  appropriate under the FHA Regulations.

         "Independent":  With  respect to any  specified  Person,  such  Person  who:  (i) does not have any direct financial  interest or any material  indirect  financial  interest in the applicable  Mortgagor,  the Sellers,  the
Purchaser,  or their  Affiliates;  and (b) is not  connected  with  the  applicable  Mortgagor,  the  Sellers,  the
Purchaser,  or their  respective  Affiliates  as an officer,  employee,  promoter,  underwriter,  trustee,  member, partner, shareholder, director, or Person performing similar functions.

         "Index":  With  respect to each ARM Loan,  the index  identified  on the  Mortgage  Loan  Schedule and set forth in the related Mortgage Note for the purpose of calculating the Note Rate thereon.

         "Insolvency  Proceeding":  With respect to any Person:  (i) any case,  action,  or proceeding with respect to such  Person  before  any  court  or  other  governmental  authority  relating  to  bankruptcy,  reorganization, insolvency,  liquidation,  receivership,  dissolution,  winding-up,  or  relief  of  debtors;  or (ii) any  general assignment  for the benefit of  creditors,  composition,  marshaling  of assets for  creditors,  or other,  similar arrangement  in respect of the  creditors  generally  of such Person or any  substantial  portion of such  Person's creditors; in any case undertaken under federal, state or foreign law, including the Bankruptcy Code.

         "Insurance  Proceeds":  With respect to each Mortgage Loan,  proceeds of insurance  policies  insuring the
Mortgage Loan or the related Mortgaged Property.

                                                            -7-

         "Legal  Documents":  Those  documents,  comprising part of the Mortgage File, set forth in Schedule B-1 of this Agreement.

         "Lender-Paid  Mortgage  Insurance  Rate":  With respect to any Mortgage  Loan,  the  Lender-Paid  Mortgage
Insurance Rate for any  "lender-paid"  Primary  Insurance  Policy shall be a per annum rate equal to the percentage indicated on the Mortgage Loan Schedule.

         "Liquidation  Proceeds":  Amounts,  other than Insurance Proceeds and Condemnation  Proceeds,  received by the Servicer in connection with the liquidation of a defaulted  Mortgage Loan through  trustee's sale,  foreclosure sale or  received  pursuant  to an FHA  Insurance  Contract or a VA Guaranty  Agreement  or  otherwise,  other than amounts received following the acquisition of an REO Property in accordance with the provisions hereof.

         "Loan-to-Value  Ratio" or "LTV":  With respect to any Mortgage Loan as of any date of  determination,  the outstanding  principal  amount of the  Mortgage  Loan  divided  by the  Appraised  Value of the  related  Mortgaged
Property,  subject to any  applicable  law for  calculating  the LTV.  The  Loan-to-Value  Ratio of any  Additional
Collateral  Mortgage Loan (as defined in Exhibit 13 hereto)  shall be calculated by reducing the principal  balance of such  Additional  Collateral  Mortgage  Loan by the amount of Original  Additional  Collateral  Requirement  (as defined in Exhibit 13 hereto) with respect to such Mortgage Loan.

         "MAI  Appraiser":  With respect to any real  property,  a member of the American  Institute of Real Estate
Appraisers  with a  minimum  of 5 years of  experience  appraising  real  property  of a type  similar  to the real property being appraised and located in the same geographical area as the real property being appraised.

         "MERS":  Mortgage  Electronic  Registration  Systems,  Inc., a Delaware  corporation,  or any successor in interest thereto.

         "MERS Eligible  Mortgage Loan": Any Mortgage Loan that under  applicable law and investor  requirements is recordable in the name of MERS in the jurisdiction in which the related Mortgaged Property is located.

         "MERS Mortgage  Loan":  Any Mortgage Loan as to which the related  Mortgage,  or an  Assignment,  has been recorded in the name of MERS, as agent for the holder from time to time of the Mortgage Note.

         "Maximum Rate":  With respect to each ARM Loan, the rate per annum set forth in the related  Mortgage Note as the maximum  Note Rate  thereunder.  The Maximum  Rate as to each ARM Loan is set forth on the related  Mortgage
Loan Schedule.

         "Minimum Rate":  With respect to each ARM Loan, the rate per annum set forth in the related  Mortgage Note as the minimum  Note Rate  thereunder.  The Minimum  Rate as to each ARM Loan is set forth on the related  Mortgage
Loan Schedule.  The floor in all cases will never be less than the margin.

         "Monthly  Advance":  The  aggregate  amount of the advances  made by the Servicer on any  Remittance  Date pursuant to and as more fully described in Section 6.03.

                                                            -8-

         "Monthly  Payment":  The scheduled  monthly  payment of principal and interest on a Mortgage Loan which is payable by a  Mortgagor  under the  related  Mortgage  Note,  which may be changed on any Rate  Adjustment  Date as provided in the related Mortgage Note.

         "Mortgage":  The mortgage,  deed of trust or other  instrument  securing a Mortgage Note,  which creates a first lien on an unsubordinated estate in fee simple in real property which secures the Mortgage Note.

         "Mortgaged  Property":  With respect to a Mortgage Loan, the underlying real property  securing  repayment of a Mortgage Note, consisting of a fee simple estate.

         "Mortgage File": With respect to a particular  Mortgage Loan, those  origination and servicing  documents, escrow  documents,  and  other  documents  as are  specified  on  Schedule  B-1 and B-2 to this  Agreement  and any additional  documents  required to be added to the Mortgage File pursuant to the related  Purchase  Price and Terms
Letter or this Agreement.  These documents shall be stored in a secure manner using paper or electronic storage.

         "Mortgage Loan":  Each individual first lien one to four family  residential  mortgage loan (including all documents  included in the  Mortgage  File  evidencing  the same,  all  Monthly  Payments,  Principal  Prepayments,
Insurance Proceeds,  Condemnation Proceeds,  Liquidation Proceeds, and other proceeds relating thereto, and any and all rights,  benefits,  proceeds and obligations arising therefrom or in connection therewith) which is an Eligible
Mortgage Loan and is the subject of this Agreement and the related  Purchase  Price and Terms Letter.  The Mortgage
Loans subject to this  Agreement  shall be identified on Mortgage Loan Schedules  prepared in connection  with each
Funding Date.

         "Mortgage  Loan  Package":  The  Mortgage  Loans  listed on a Mortgage  Loan  Schedule,  delivered  to the
Purchaser at least five (5)  Business  Days prior to the related  Funding  Date and  attached to this  Agreement as
Schedule A on the related Closing Date.

         "Mortgage  Loan  Schedule":  The list of Mortgage  Loans  identified  on each Funding Date that sets forth the  information  with respect to each  Mortgage  Loan that is specified on Schedule A hereto (as amended from time to time to reflect the addition of any  Qualified  Substitute  Mortgage  Loans).  A Mortgage  Loan Schedule will be prepared for each Funding Date.

         "Mortgage Note":  The note or other evidence of the indebtedness of a Mortgagor secured by a Mortgage.

         "Mortgagor":  The obligor on a Mortgage Note.

         "Negative  Amortization":  As to each Mortgage Loan,  with respect to any  Remittance  Date, the amount of any increase of the  Scheduled  Principal  Balance of such  Mortgage  Loan during the related Due Period  resulting from any excess of (a) the amount of interest  accrued  during the related Due Period at the Mortgage  Rate thereof over (b) the portion of the Monthly Payment allocated to interest received for such Due Period.

         "Non-recoverable  Advance":  As of any date of  determination,  any Monthly  Advance or Servicing  Advance previously  made or any Monthly  Advance or  Servicing  Advance  proposed to be made in respect of a Mortgage  Loan which,  in the good faith  judgment of the  Servicer and in  accordance  with the  servicing  standard set forth in
Section  5.01,  will not or, in the case of a proposed  advance,  would not be ultimately  recoverable  pursuant to

                                                            -9-

Section 5.05 (3) or (4) hereof.  The  determination by the Servicer that it has made a  Non-recoverable  Advance or that any  proposed  advance  would  constitute  a  Non-recoverable  Advance  shall  be  evidenced  by an  Officer's
Certificate  satisfying  the  requirements  of Section 6.04 hereof and  delivered to the Purchaser on or before the
Determination Date in any month.

         "Note Rate":  With respect to any Mortgage Loan at any time any  determination  thereof is to be made, the annual rate at which interest accrues thereon.

         "Offering  Materials":  All documents,  tapes, or other materials  relating to the Mortgage Loans provided by Sellers to Purchaser prior to Purchaser submitting its bid to purchase the Mortgage loans.

         "Officers'  Certificate":  A  certificate  signed by (i) the  President or a Vice  President  and (ii) the
Treasurer or the  Secretary or one of the  Assistant  Treasurers  or Assistant  Secretaries  of the  Servicer,  and
delivered by the Servicer to the Purchaser as required by this Agreement.

         "Payment  Adjustment  Date":  The date on which Monthly  Payments  shall be adjusted.  Payment  Adjustment
Date shall occur on the date which is eleven  months from the first  payment  date for the  Mortgage  Loan,  unless otherwise specified in the Mortgage Note, and on each anniversary of such first Payment Adjustment Date.

         "Payoff":  With  respect to any  Mortgage  Loan,  any payment or recovery  received in advance of the last scheduled Due Date of such  Mortgage  Loan,  which payment or recovery  consists of principal in an amount equal to the outstanding  principal  balance of such Mortgage Loan, all accrued and unpaid prepayment  penalties,  premiums, and/or interest with respect thereto, and all other unpaid sums due with respect to such Mortgage Loan.

         "Periodic Rate Cap":  With respect to each ARM Loan, on any Rate  Adjustment  Date  therefor,  the maximum percentage  points that the Note Rate set forth in the related  Mortgage Loan Schedule and in the related  Mortgage
Note may  increase  (without  regard  to the  Maximum  Rate to which  the Note  Rate on such  Mortgage  Loan may be increased on any Rate  Adjustment  Date) or decrease  (without regard to the Minimum Rate to which the Note Rate on such Mortgage Loan may be decreased on any Rate  Adjustment  Date) on such Rate  Adjustment Date from the Note Rate in effect  immediately  prior to such Rate  Adjustment  Date,  which may be a different  amount with respect to the first Rate Adjustment Date.

         "Permitted  Investments":  Investments that mature,  unless payable on demand, not later than the Business
Day preceding the related  Remittance  Date;  provided that such  investments  shall only consist of one or more of the following:

                  (a)      obligations  of or  guaranteed  as to principal and interest by the United States or any agency or  instrumentality  thereof  when such  obligations  are  backed by the full faith and credit of the United
States;

                  (b)      repurchase  agreements  on  obligations  specified  in clause (a) maturing not more than one month from the date of acquisition  thereof;  provided that the unsecured  obligations of the party agreeing to repurchase  such  obligations  are at the time  rated by each of the  applicable  Rating  Agencies  in its  highest short-term rating available;

                                                            -10-

                  (c)      federal funds,  certificates  of deposit,  demand  deposits,  time deposits and bankers'
acceptances  (which  shall each have an  original  maturity  of not more than 90 days and,  in the case of bankers'
acceptances,  shall in no event have an original  maturity  of more than 365 days or a  remaining  maturity of more than 30  days)  denominated  in  United  States  dollars  of any  U.S.  depository  institution  or  trust  company incorporated  under the laws of the  United  States or any state  thereof  or of any  domestic  branch of a foreign depository  institution or trust company;  provided that the debt  obligations  of such  depository  institution or trust  company  (or,  if the only  Rating  Agency is  Standard & Poor's,  in the case of the  principal  depository institution in a depository  institution  holding company,  debt obligations of the depository  institution holding company)  at the date of  acquisition  thereof  have been rated by each of the  applicable  Rating  Agencies in its highest  short-term rating available;  and provided,  further,  that if the only Rating Agency is Standard & Poor's and if the  depository  or  trust  company  is a  principal  subsidiary  of a bank  holding  company  and the  debt obligations of such subsidiary are not separately  rated,  the applicable  rating shall be that of the bank holding company; and provided,  further, that if the original maturity of such short-term  obligations of a domestic branch of a  foreign  depository  institution  or trust  company  shall  exceed  30 days,  the  short-term  rating of such institution shall be A-1+ in the case of Standard & Poor's if Standard & Poor's is the Rating Agency;

                  (d)      commercial  paper and demand  notes  (having  original  maturities  of not more than 365 days) of any  corporation  incorporated  under the laws of the United States or any state thereof which on the date of  acquisition  has been  rated  by each of the  applicable  Rating  Agencies  in its  highest  short-term  rating available;  provided that such commercial  paper and demand notes shall have a remaining  maturity of not more than
30 days;

                  (e)      a money  market  fund or a  qualified  investment  fund rated by each of the  applicable
Rating Agencies in its highest  long-term rating  available,  and in the case of Standard & Poor's,  the ratings of such funds are AAAm or AAAm-G; and

                  (f)      other  obligations  or  securities  that are  acceptable to the Purchaser as an Eligible
Investment hereunder;

provided,  however,  that no instrument shall be an Eligible  Investment if it represents,  either (1) the right to receive only interest  payments  with respect to the  underlying  debt  instrument or (2) the right to receive both principal  and interest  payments  derived from  obligations  underlying  such  instrument  and the  principal  and interest  payments with respect to such  instrument  provide a yield to maturity  greater than 120% of the yield to maturity at par of such  underlying  obligations.  References  herein to the highest rating  available on unsecured long-term  debt shall mean AAA in the case of  Standard & Poor's  and Aaa in the case of  Moody's,  and  references herein to the highest rating available on unsecured  commercial  paper and short-term debt  obligations  shall mean
A-1 in the case of Standard & Poor's and P-1 in the case of Moody's.

         "Person":  Any  individual,   corporation,   limited  liability  company,   partnership,   joint  venture,
association,  joint-stock  company,  trust,  unincorporated  organization  or government or any agency or political subdivision thereof.

         "PHH Guide":  As defined in paragraph 3 of the Preliminary Statement to this Agreement.

         "PHH Information":  As defined in Section 13.07(a).

                                                            -11-

         "Pledge  Instruments":  With respect to each  Cooperative  Loan,  the Stock Power,  the  Assignment of the
Proprietary Lease, the Assignment of the Mortgage Note and the Cooperative Pledge Agreement.

         "Prepaid  Monthly  Payment":  Any Monthly  Payment  received  prior to its scheduled Due Date and which is intended to be applied to a Mortgage Loan on its scheduled Due Date.

         "Prepayment  Interest  Shortfall  Amount":  With  respect  to any  Mortgage  Loan  that was  subject  to a voluntary (not including  discounted  payoffs and short sales)  Principal  Prepayment in full or in part during any
Due Period,  which  Principal  Prepayment was applied to such Mortgage Loan prior to such Mortgage  Loan's Due Date in such Due Period,  the amount of interest (net of the related  Servicing Fee for  Principal  Prepayments  in full only) that would have accrued on the amount of such Principal  Prepayment  during the period commencing on the date as of which  such  Principal  Prepayment  was  applied  to such  Mortgage  Loan and  ending on the day  immediately preceding such Due Date, inclusive.

         "Primary  Insurance  Policy":  Each  primary  policy of mortgage  insurance  in effect  with  respect to a
Mortgage Loan and as so indicated on the Mortgage Loan Schedule,  or any replacement  policy  therefor  obtained by the Servicer pursuant to Section 5.08.

         "Prime  Mortgage  Loan":  Each  individual  first lien one to four family  residential  mortgage loan that meets the  underwriting  criteria  for the "Prime Full Doc"  program as set forth in the PHH Guide as such  program may be  amended  from time to time or any  subsequent  program  in the PHH  Guide  that has  substantially  similar underwriting criteria.

         "Principal  Prepayment":  Any payment or other  recovery of  principal  on a Mortgage  Loan  (including  a
Payoff),  other than a Monthly  Payment or a Prepaid  Monthly Payment which is received in advance of its scheduled
Due Date,  including any prepayment  penalty or premium thereon,  which is not accompanied by an amount of interest representing  scheduled  interest  due on any date or  dates in any  month or  months  subsequent  to the  month of prepayment and which is intended to reduce the principal balance of the Mortgage Loan.

         "Principal Prepayment Period":  The Due Period preceding the related Remittance Date.

         "Proprietary  Lease":  The lease on a Cooperative Unit evidencing the possessory  interest of the owner of the Cooperative Shares in such Cooperative Unit.

         "Purchase  Price":  As to each  Mortgage  Loan to be sold  hereunder,  the price set forth in the Mortgage
Loan Schedule and the related Purchase Price and Terms Letter.

         "Purchase Price and Terms Letter":  With respect to each purchase of Mortgage  Loans,  that certain letter agreement  setting forth the general terms and conditions of such  transaction  and  identifying the Mortgage Loans to be purchased  thereunder by and between the Seller and the Purchaser,  which will be in a form  customarily used by PHH Mortgage for similar types of Purchases..

         "Purchaser":  Chimera  Investment  Corporation,  or its successor in interest or any successor  under this
Agreement appointed as herein provided.

                                                            -12-

         "Purchaser's  Account":  The account of the Purchaser at a bank or other entity most  recently  designated in a written notice by the Purchaser to the Sellers as the "Purchaser's Account."

         "Qualified  Correspondent":  Any Person from which PHH Mortgage  purchased  Mortgage Loans;  provided that the following  conditions are satisfied:  (i) such Mortgage Loans were originated  pursuant to an agreement between
PHH  Mortgage  and such Person that  contemplated  that such Person would  underwrite  mortgage  loans from time to time,  for  sale  to  PHH  Mortgage,  in  accordance  with  underwriting  guidelines  designated  by  PHH  Mortgage
("Designated  Guidelines");  (ii) such Mortgage  Loans were in fact  underwritten  as described in clause (i) above and were acquired by PHH Mortgage  within 180 days after  origination;  (iii) either (x) the Designated  Guidelines were, at the time such Mortgage  Loans were  originated,  used by PHH Mortgage in  origination of mortgage loans of the same type as the Mortgage Loans for PHH Mortgage's  own account or (y) the Designated  Guidelines  were, at the time such Mortgage  Loans were  underwritten,  designated by PHH Mortgage on a consistent  basis for use by lenders in originating  mortgage loans to be purchased by PHH Mortgage;  and (iv) PHH Mortgage  employed,  at the time such
Mortgage Loans were acquired by PHH Mortgage,  pre-purchase or post-purchase  quality  assurance  procedures (which may involve,  among other things,  review of a sample of mortgage loans  purchased  during a particular time period or through  particular  channels)  designed to ensure that Persons from which it purchased  mortgage loans properly applied the underwriting criteria designated by PHH Mortgage.

         "Qualified  Mortgage  Insurer":  A mortgage  guaranty  insurance  company duly qualified as such under the laws of the states in which the Mortgaged  Properties are located if such  qualification  is necessary to issue the applicable  insurance  policy or bond,  duly  authorized  and  licensed in such states to transact  the  applicable insurance  business and to write the  insurance  provided,  and approved as an insurer by Fannie Mae or Freddie Mac
(or with a different  rating as may be required by a Rating Agency in connection  with a  Pass-Through  Transfer in order to achieve the desired ratings for the securities to be issued).

         "Qualified  Substitute  Mortgage  Loan": A Mortgage Loan  substituted  by a Seller for a Deleted  Mortgage
Loan which must, on the date of such substitution,  (i) have an outstanding  principal balance,  after deduction of all scheduled  payments due and received in the month of  substitution  (or in the case of a  substitution  of more than one Mortgage Loan for a Deleted Mortgage Loan, an aggregate  principal  balance),  not in excess of the Unpaid
Principal  Balance of the Deleted  Mortgage  Loan and not less than ninety  percent  (90%) of the Unpaid  Principal
Balance of the Deleted  Mortgage Loan (the amount of any shortfall to be distributed  by the  applicable  Seller to the  Purchaser  in the month of  substitution),  (ii) have a remaining  term to maturity  not greater than (and not more than one year less  than) that of the  Deleted  Mortgage  Loan,  (iii) have a Note Rate not less than (and not more than one  percentage  point greater  than) the Note Rate of the Deleted  Mortgage  Loan,  (iv) with respect to each ARM Loan,  have a Minimum Rate not less than that of the Deleted  Mortgage  Loan, (v) with respect to each ARM
Loan,  have a Maximum  Rate not less than that of the Deleted  Mortgage  Loan and not more than one (1)  percentage points above that of the Deleted  Mortgage Loan,  (vi) with respect to each ARM Loan,  have a Gross Margin not less than that of the Deleted  Mortgage  Loan,  (vii) with respect to each ARM Loan,  have a Periodic  Rate Cap equal to that of the Deleted Mortgage Loan, (viii) have a Loan-to-Value  Ratio at the time of substitution  equal to or less than the  Loan-to-Value  Ratio of the Deleted Mortgage Loan at the time of substitution,  (ix) with respect to each
ARM Loan,  have the same Rate  Adjustment  Date as that of the Deleted  Mortgage Loan, (x) with respect to each ARM

                                                            -13-

Loan, have the same Index as that of the Deleted  Mortgage Loan,  (xi) comply as of the date of  substitution  with each  representation  and warranty  set forth in Sections  3.01,  3.02 and 3.03,  (xii) be in the same credit grade category as the Deleted  Mortgage Loan and (xiii) have the same prepayment  penalty term.  (xiii) have the same Due
Date as the Deleted Mortgage Loan; (xiv) be current as of the date of substitution  (xv) have been  underwritten or reunderwritten  in accordance  with the same  underwriting  criteria and  guidelines as the Deleted  Mortgage Loan,
(xvi) have the same lien status as the Deleted  Mortgage  Loan;  (xvii) have a FICO score not less than that of the
Deleted Mortgage Loan

         "Rate Adjustment Date":  With respect to each ARM Loan, the date on which the Note Rate adjusts.

         "Rating Agency":  Standard & Poor's Ratings  Services,  a division of The McGraw-Hill  Companies,  Moody's
Investors Service, Inc., and Fitch, Inc.

         "Recognition  Agreement":  An agreement  among a Cooperative  Corporation,  a lender and a Mortgagor  with respect to a Cooperative  Loan whereby such parties (i) acknowledge  that such lender may make, or intends to make, such Cooperative Loan, and (ii) make certain agreements with respect to such Cooperative Loan.

         "Reconstitution":  Any Securitization Transaction or Whole Loan Transfer.

         "Record  Date":  The close of business of the first  Business  Day of the month of the related  Remittance
Date.

         "Refinanced  Mortgage  Loan":  A  Mortgage  Loan that was made to a  Mortgagor  who  owned  the  Mortgaged
Property  prior to the  origination  of such  Mortgage Loan and the proceeds of which were used in whole or part to satisfy an existing mortgage.

         "Regulation   AB":   Subpart   229.1100   -  Asset   Backed   Securities   (Regulation   AB),   17  C.F.R.
§§229.1100-229.1123,  as  such  may  be  amended  from  time  to  time,  and  subject  to  such  clarification  and interpretation  as  have  been  provided  by the  Commission  in the  adopting  release  (Asset-Backed  Securities,
Securities Act Release No. 33-8518,  70 Fed. Reg.  1,506,  1,531 (Jan. 7, 2005)) or by the staff of the Commission, or as may be provided by the Commission or its staff from time to time.

         "REMIC":  A "real estate mortgage  investment  conduit" within the meaning of Section 860D of the Internal
Revenue Code.

         "Remittance  Date":  The  18th  day of each  calendar  month,  commencing  on the  18th  day of the  month following  the Funding Date,  or, if such 18th day is not a Business  Day,  then the next Business Day  immediately following such 18th day.

         "Remittance  Rate":  With respect to each  Mortgage  Loan,  the related Note Rate minus the  Servicing Fee
Rate.

         "REO Disposition":  The final sale by the Servicer of any REO Property.

                                                            -14-

         "REO Disposition Proceeds":  All amounts received with respect to any REO Disposition.

         "REO  Property":  A Mortgaged  Property  acquired by the Servicer on behalf of the  Purchaser as described in Section 5.14.

         "Repurchase  Price":  As to (a) any  Defective  Mortgage Loan required to be  repurchased  hereunder  with respect to which a breach  occurred or (b) any Mortgage  Loan required to be  repurchased  pursuant to Section 3.04 and/or  Section  7.02,  an amount  equal to (1) the  product of (x) the  percentage  of par  stated in the  related
Purchase  Price and Purchase  Price and Terms Letter  ("Percentage  of Par") minus 100%,  (y) the lesser of (A) the
Unpaid Principal  Balance of the Mortgage Loan at the time of repurchase or (B) the Unpaid Principal  Balance as of the Cut-off Date,  and (z) (A) if the  repurchase  occurs  before the end of the sixth month  following the related
Closing  Date,  one,  (B) if the  repurchase  occurs  after the end of the sixth  month,  but before the end of the twenty-fourth  month  following  the related  Closing Date a ratio,  the  numerator of which shall be  twenty-three minus the number of months that have elapsed since the Closing Date and the  denominator  of which shall be 18, and
(C) if the repurchase  occurs after the  twenty-fourth  month following the Closing Date, zero; plus (2) the Unpaid
Principal  Balance of such Mortgage Loan at the time of repurchase;  plus (3) interest on such Mortgage Loan at the applicable  Note Rate from the last date through  which  interest has been paid and  distributed  to the  Purchaser hereunder to the date of  repurchase;  minus (4) any amounts  received in respect of such  Defective  Mortgage Loan which are being held in the Collection Account for future remittance.

         "Scheduled  Principal Balance":  With respect to any Mortgage Loan, (i) the outstanding  principal balance as of the  Funding  Date  after  application  of  principal  payments  due on or before  such date  whether  or not received,  minus  (ii) all  amounts  previously  remitted  to the  Purchaser  with  respect to such  Mortgage  Loan representing (a) payments or other  recoveries of principal,  or (b) advances of principal made pursuant to Section
6.03.

         "Securities Act":  The Securities Act of 1933, as amended.

         "Securitization  Transaction":  Any transaction  involving  either (1) a sale or other transfer of some or all of the Mortgage Loans  directly or indirectly to an issuing  entity in connection  with an issuance of publicly offered or privately  placed,  rated or unrated  mortgage-backed  securities or (2) an issuance of publicly offered or privately placed,  rated or unrated securities,  the payments on which are determined  primarily by reference to one or more  portfolios  of  residential  mortgage  loans  consisting,  in whole or in part,  of some or all of the
Mortgage Loans.

         "Sellers":  PHH Mortgage  Corporation,  a New Jersey  corporation and Bishop's Gate  Residential  Mortgage
Trust (formerly known as Cendant  Residential  Mortgage Trust),  a Delaware  business trust, or their successors in interest or any successor under this Agreement appointed as herein provided.

         "Servicer":  PHH Mortgage Corporation, a New Jersey corporation.

         "Servicing  Advances":  All "out of  pocket"  costs  and  expenses  that  are  customary,  reasonable  and necessary which are incurred by the Servicer in the performance of its servicing obligations  hereunder,  including
(without  duplication) (i) reasonable  attorneys' fees and (ii) the cost of (a) the  preservation,  restoration and

                                                            -15-

protection of the Mortgaged Property,  (b) any enforcement or judicial  proceedings,  including  foreclosures,  (c)
the servicing,  management and liquidation of any Specially Serviced  Mortgaged Loans and/or any REO Property,  and
(d) compliance with the Servicer's obligations under Section 5.08.

         "Servicing  Criteria":  The  "servicing  criteria" set forth in Item 1122(d) of Regulation AB, as such may be amended from time to time.

         "Servicing  Event":  Any of the  following  events  with  respect to any  Mortgage  Loan:  (i) any Monthly
Payment  being more than 60 days  delinquent;  (ii) any filing of an  Insolvency  Proceeding by or on behalf of the related Mortgagor,  any consent by or on behalf of the related Mortgagor to the filing of an Insolvency  Proceeding against such  Mortgagor,  or any admission by or on behalf of such  Mortgagor of its inability to pay such Person's debts  generally  as the same  become  due;  (iii) any  filing of an  Insolvency  Proceeding  against  the  related
Mortgagor  that  remains  undismissed  or  unstayed  for a period of 60 days  after the  filing  thereof;  (iv) any issuance of any attachment or execution against,  or any appointment of a conservator,  receiver or liquidator with respect  to, all or  substantially  all of the assets of the related  Mortgagor  or with  respect to any  Mortgaged
Property;  (v) any receipt by the Servicer of notice of the  foreclosure or proposed  foreclosure of any other lien on the related Mortgaged Property;  (vi) any proposal of a material  modification (as reasonably  determined by the
Seller) to such  Mortgage  Loan due to a default or imminent  default  under such  Mortgage  Loan;  or (vii) in the reasonable  judgment of the Servicer,  the occurrence,  or likely  occurrence  within 60 days, of a payment default with  respect to such  Mortgage  Loan that is likely to remain  uncured  by the  related  Mortgagor  within 60 days thereafter.

         "Servicing  Fee": For each  Remittance  Date, as to each Mortgage Loan, the fee the Purchaser shall pay to the Servicer for  servicing the Mortgage Loan in accordance  with the terms of this  Agreement,  which shall,  with respect to each Mortgage Loan, be an amount equal to one month's  interest on the Unpaid  Principal  Balance of the
Mortgage  Loan  immediately  preceding  such  Remittance  Date (or in the event of any  payment of  interest  which accompanies  a  Prepayment  in full made by the  related  Mortgagor,  interest  for the  number of days  covered by payment of  interest  related to the  Prepayment)  at a per annum rate equal to the  Servicing  Fee Rate.  Such fee shall be payable  monthly (a pro rata  Servicing  Fee shall be paid for any  partial  month) and only to the extent the Servicer receives an interest payment with respect to such Mortgage Loan.

         "Servicing Fee Rate":  Unless otherwise  specified on the Mortgage Loan Schedule,  (i) with respect to any
ARM Loan,  0.375% per  annum;  provided  that,  prior to the first Rate  Adjustment  Date with  respect to any such
Mortgage Loan,  such rate may be, at the Servicer's  option,  not less than 0.25% per annum;  and (ii) with respect to any Mortgage Loan other than an ARM Loan, 0.25% per annum.

         "Servicing  Officer":  Any officer of the Servicer  involved in, or  responsible  for, the  administration and  servicing of the Mortgage  Loans whose name appears on a written list of servicing  officers  furnished by the
Servicer to the Purchaser upon request therefor by the Purchaser, as such list may from time to time be amended.

         "Specially  Serviced  Mortgage  Loan":  A Mortgage Loan as to which a Servicing  Event has occurred and is continuing.

                                                            -16-

         "Static Pool  Information":  Static pool  information as described in Item  1105(a)(1)-(3)  and 1105(c) of
Regulation AB.

         "Stock  Certificate":  With respect to a Cooperative  Loan, the certificates  evidencing  ownership of the
Cooperative Shares issued by the Cooperative Corporation.

         "Stock  Power":  With  respect  to a  Cooperative  Loan,  an  assignment  of the Stock  Certificate  or an assignment of the Cooperative Shares issued by the Cooperative Corporation.

         "Subcontractor":  Any  vendor,  subcontractor  or other  Person  that is not  responsible  for the overall servicing (as  "servicing" is commonly  understood by  participants in the  mortgage-backed  securities  market) of
Mortgage  Loans but performs one or more  discrete  functions  identified  in Item  1122(d) of  Regulation  AB with respect to Mortgage Loans under the direction or authority of the Servicer or a Subservicer.

         "Subservicer":  Any Person that services  Mortgage Loans on behalf of the Servicer or any  Subservicer and is responsible for the performance  (whether directly or through  Subservicers or  Subcontractors) of a substantial portion of the material  servicing  functions  required to be performed by the Servicer under this Agreement or any
Reconstitution agreement that are identified in Item 1122(d) of Regulation AB.

         "Third-Party  Originator":  Each Person,  other than a Qualified  Correspondent,  that originated Mortgage
Loans acquired by PHH Mortgage.

         "Uniform  Commercial  Code":  The Uniform  Commercial Code as in effect on the date hereof in the State of
New York;  provided that if by reason of mandatory  provisions  of law, the  perfection or the effect of perfection or  non-perfection  of the security  interest in any  collateral is governed by the Uniform  Commercial  Code as in effect in a jurisdiction  other than New York,  "Uniform  Commercial  Code" shall mean the Uniform  Commercial Code as in effect in such other  jurisdiction  for purposes of the  provisions  hereof  relating to such  perfection  or effect of perfection or non-perfection.

         "Unpaid  Principal  Balance":  With  respect to any Mortgage  Loan,  at any time,  the actual  outstanding principal balance then payable by the Mortgagor under the terms of the related Mortgage Note.

         "VA":  The United States Department of Veterans Affairs.

         "Warranty  Bill of Sale":  A warranty  bill of sale with  respect to the  Mortgage  Loans  purchased  on a
Funding Date in the form annexed hereto as Exhibit 10.

         "Whole  Loan  Transfer":  Any  sale or  transfer  of  some  or all of the  Mortgage  Loans,  other  than a
Securitization Transaction.

                                                            -17-

                                                    ARTICLE II:

 SALE AND CONVEYANCE OF MORTGAGE LOANS; POSSESSION OF MORTGAGE FILES; BOOKS AND RECORDS; DELIVERY OF MORTGAGE LOAN
                                                     DOCUMENTS

         Section 2.01      Sale and Conveyance of Mortgage Loans

         Seller agrees to sell and Purchaser  agrees to purchase,  from time to time,  those certain Mortgage Loans identified  in a  Mortgage  Loan  Schedule,  at the price and on the terms  set  forth  herein  and in the  related
Purchase  Price and Terms  Letter.  Purchaser,  on any Funding  Date,  shall be  obligated  to  purchase  only such
Mortgage  Loans set forth in the  applicable  Mortgage Loan  Schedule,  subject to the terms and conditions of this
Agreement and the related Purchase Price and Terms Letter.

         Purchaser  will  purchase  Mortgage  Loan(s) from  Seller,  up to four (4) times per month on such Funding
Dates as may be agreed upon by  Purchaser  and Seller.  The closing  shall,  at  Purchaser's  option be either:  by telephone,  confirmed  by letter or wire as the parties  shall  agree;  or conducted in person at such place as the parties shall agree.  On the Funding Date and subject to the terms and  conditions of this  Agreement,  each Seller will sell,  transfer,  assign,  set over and convey to the Purchaser,  without recourse except as set forth in this
Agreement,  and the Purchaser will purchase,  all of the right,  title and interest of the applicable Seller in and to the Mortgage Loans being conveyed by it hereunder, as identified on the Mortgage Loan Schedule.

         In addition to any rights  granted to the Purchaser  under the related  Purchase Price and Terms Letter to underwrite  the  Mortgage  Loans and review the  Mortgage  Files  prior to the  Closing  Date,  examination  of the
Mortgage  Files may be made by  Purchaser or its  designee as follows.  No later than 5 Business  Days prior to the
Funding Date,  Seller will deliver to Purchaser or its custodian,  Legal  Documents  required  pursuant to Schedule
B-1. Upon Purchaser's  request,  Seller shall make the Credit Documents  available in either original paper form or electronic  imaged format to Purchaser for review,  at Seller's  place of business and during  reasonable  business hours.  If Purchaser  makes such  examination  prior to the Funding Date and  identifies any Mortgage Loans that do not  conform to the PHH Guide or the  representations  and  warranties  in  Section  3.03 of this  Agreement,  such
Mortgage  Loans will be deleted from the Mortgage Loan Schedule at  Purchaser's  discretion.  Purchaser may, at its option and without notice to Seller,  purchase all or part of the Mortgage Loans without  conducting any partial or complete  examination.  The fact that  Purchaser  has  conducted  or has failed to conduct  any partial or complete examination of the Mortgage Loan files shall not affect Purchaser's  rights to demand  repurchase,  substitution or other relief as provided herein.

         On the Funding Date and in  accordance  with the terms herein,  Purchaser  will pay to Seller by 2:00 p.m.
Eastern  Standard  Time,  by wire  transfer of  immediately  available  funds,  the Purchase  Price,  together with interest,  if any, accrued from the Cut-off Date through the day immediately  preceding the Funding Date, according to the instructions to be provided,  respectively,  by PHH Mortgage and the Trust. Seller,  simultaneously with the payment of the Purchase  Price,  shall execute and deliver to Purchaser a Warranty Bill of Sale with respect to the
Mortgage Loans in the form annexed hereto as Exhibit 10.

         Purchaser  shall be entitled to all scheduled  principal due after the Cut-off Date, all other  recoveries of  principal  collected  after the Cut-off  Date and all  payments of interest on the  Mortgage  Loans (minus that

                                                            -18-

portion of any such  payment  which is  allocable to the period  prior to the Cut-off  Date).  Notwithstanding  the foregoing,  on the first  Remittance  Date after the Funding  Date the  Purchaser  shall be entitled to receive the interest  accrued from the Cut-off Date through the day  immediately  preceding  the Funding  Date.  The  principal balance of each Mortgage Loan as of the Cut-off Date is determined  after  application of payments of principal due on or before the Cut-off Date whether or not  collected.  Therefore,  payments of scheduled  principal and interest prepaid  for a due date  beyond the Cut-off  Date shall not be applied to the  principal  balance as of the Cut-off
Date. Such prepaid  amounts shall be the property of Purchaser.  Seller shall hold any such prepaid amounts for the benefit of Purchaser for subsequent  remittance by Seller to Purchaser.  All scheduled payments of principal due on or before the Cut-off Date and collected by Servicer after the Cut-off Date shall belong to Seller.

         Section 2.02      Possession of Mortgage Files

         Upon the sale of any Mortgage  Loan,  the ownership of such Mortgage  Loan,  including the Mortgage  Note, the  Mortgage,  the  contents of the  related  Mortgage  File and all  rights,  benefits,  payments,  proceeds  and obligations  arising  therefrom  or in  connection  therewith,  shall  then be  vested  in the  Purchaser,  and the ownership  of all records and  documents  with  respect to such  Mortgage  Loan  prepared by or which come into the possession of the Seller shall  immediately vest in the Purchaser and, to the extent retained by the Seller,  shall be retained and  maintained,  in trust,  by the Seller at the will of the Purchaser in a custodial  capacity  only.
The contents of such  Mortgage  File not  delivered to the  Purchaser  are and shall be held in trust by the Seller for the  benefit of the  Purchaser  as the owner  thereof  and the  Sellers'  possession  of the  contents  of each
Mortgage File so retained is at the will of the  Purchaser  for the sole purpose of servicing the related  Mortgage
Loan,  and such retention and  possession by the Seller is in a custodial  capacity  only.  Mortgage Files shall be maintained  separately  from the other  books and records of the Seller and shall  clearly  reflect the sale of the related  Mortgage  Loan to the  Purchaser.  Each  Seller  shall  release  from its  custody of the  contents of any
Mortgage  File only in  accordance  with  written  instructions  from the  Purchaser,  except where such release is required as incidental to the Servicer's  servicing of the Mortgage Loans or is in connection  with a repurchase or substitution of any such Mortgage Loan pursuant to Section 3.04.

         Any documents  released to a Seller or the Servicer in  connection  with the  foreclosure  or servicing of any Mortgage Loan shall be held by such Person in trust for the benefit of the  Purchaser in  accordance  with this
Section  2.02.  Such Person shall return to the  Purchaser  such  documents  when such  Person's  need  therefor in connection  with such  foreclosure  or servicing  no longer  exists  (unless  sooner  requested by the  Purchaser);
provided  that,  if such Mortgage Loan is  liquidated,  then,  upon the delivery by a Seller or the Servicer to the
Purchaser of a request for the release of such documents and a certificate  certifying as to such liquidation,  the
Purchaser shall promptly release and, to the extent necessary, deliver to such Person such documents.

         Section 2.03      Books and Records

                     Record title to each  Mortgage and the related  Mortgage  Note as of the related  Closing Date shall be in the name of the Seller,  the Purchaser,  or one or more  designees of the  Purchaser,  as the Purchaser shall  designate.  Notwithstanding  the foregoing,  beneficial  ownership of each Mortgage and the related Mortgage
Note shall be vested  solely in the Purchaser or the  appropriate  designee of the  Purchaser,  as the case may be.
All rights  arising out of the  Mortgage  Loans  including,  but not  limited to, all funds  received by the Seller after the related  Cut-off Date on or in  connection  with a Mortgage Loan as provided in Section 2 shall be vested

                                                            -19-

in the Purchaser or one or more designees of the Purchaser;  provided,  however, that all such funds received on or in  connection  with a Mortgage Loan as provided in Section 2 shall be received and held by the Seller in trust for the benefit of the  Purchaser  or the assignee of the  Purchaser,  as the case may be, as the owner of the Mortgage
Loans pursuant to the terms of this Agreement.

                     It is the  express  intention  of the  parties  that  the  transactions  contemplated  by this
Agreement  be, and be  construed  as, a sale of the  Mortgage  Loans by the Seller and not a pledge of the Mortgage
Loans by the Seller to the  Purchaser to secure a debt or other  obligation of the Seller.  Consequently,  the sale of each  Mortgage  Loan shall be reflected as a sale on the Seller's  business  records,  tax returns and financial statements.

         Section 2.04      Defective Documents; Delivery of Mortgage Loan Documents

         If,  subsequent  to the related  Funding  Date,  the  Purchaser  or either  Seller  finds any  document or documents  constituting  a part of a Mortgage  File to be  defective  or missing in any  material  respect (in this
Section  2.04, a "Defect"),  the party  discovering  such Defect shall  promptly so notify the other  parties.  The applicable  Seller  shall  have a period of 60 days  within  which to  correct  or cure any such  defect  after the earlier of such Seller's  discovery of same or such Seller being  notified of same.  If such Defect can  ultimately be cured but is not  reasonably  expected  to be cured  within  such 60 day  period,  such  Seller  shall have such additional  time (not to exceed an  additional  30 days) as is  reasonably  determined  by the Purchaser to cure or correct such Defect  provided  that such Seller has commenced  curing or  correcting  such Defect and is diligently pursuing  same.  The Sellers  hereby  covenant and agree that,  if any defect  cannot be  corrected  or cured,  the related Mortgage Loan shall automatically  constitute,  upon the expiration of the applicable cure period described above and without any further  action by any other party, a Defective  Mortgage Loan,  whereupon PHH Mortgage shall repurchase  such Mortgage Loan by paying to the Purchaser the Repurchase  Price therefor in accordance with Section
3.04.

         The applicable  Seller will, with respect to each Mortgage Loan to be purchased by the  Purchaser, deliver and release to the Purchaser the Legal  Documents as set forth in Section  2.01.  If the  applicable  Seller cannot
deliver  an  original  Mortgage  with  evidence  of  recording  thereon,  original  assumption,   modification  and
substitution  agreements with evidence of recording thereon or an original intervening  assignment with evidence of recording  thereon within the  applicable  time periods,  then such Seller shall promptly  deliver to the Purchaser such original  Mortgages and original  intervening  assignments with evidence of recording  indicated  thereon upon receipt  thereof  from the public  recording  official,  except in cases  where the  original  Mortgage or original intervening  assignments  are  retained  permanently  by the  recording  office,  in which case,  such Seller shall deliver  a copy of such  Mortgage  or  intervening  assignment,  as the  case  may be,  certified  to be a true and complete copy of the recorded  original  thereof.  If the applicable  Seller cannot  deliver the original  security instrument or if an original  intervening  assignment has been lost, then the applicable Seller will deliver a copy of such security instrument or intervening  assignment,  certified by the local public recording  official.  If the original title policy has been lost, the applicable Seller will deliver a duplicate original title policy.

         If the original  Mortgage was not  delivered  pursuant to the  preceding  paragraph,  then the  applicable
Seller  shall use its best  efforts  to  promptly  secure  the  delivery  of such  originals  and shall  cause such originals to be delivered to the Purchaser  promptly upon receipt thereof.  Notwithstanding  the foregoing,  if the

                                                            -20-

original  Mortgage,  original  assumption,   modification,   and  substitution  agreements,  the  original  of  any
intervening  assignment  or the original  policy of title  insurance is not so  delivered to the  Purchaser  within
180 days  following the Funding Date,  then,  upon written  notice by the Purchaser to PHH Mortgage,  the Purchaser may, in its sole discretion,  then elect (by providing  written notice to PHH Mortgage) to treat such Mortgage Loan as a Defective  Mortgage  Loan,  whereupon  PHH  Mortgage  shall  repurchase  such  Mortgage  Loan by paying to the
Purchaser the Repurchase  Price therefor in accordance  with Section 3.04. It is understood  that from time to time certain local recorder offices become  backlogged with document  volume.  It is agreed that the Seller will provide an Officer's  Certificate to document that the Seller has performed all necessary  tasks to insure  delivery of the required  documentation  within 180 days and the delay  beyond 180 is caused by the backlog.  If the delay  exceeds
360 days,  regardless of the backlog the Purchaser may elect to collect the documents  with its own resources  with the  reasonable  cost and expense to be borne by the Seller or the Purchaser may require PHH Mortgage to repurchase such loan in accordance with Section 3.04 of this Agreement,  without  consideration of the cure period provided in such Section.  The fact that the  Purchaser has conducted or failed to conduct any partial or complete  examination of the  Mortgage  Files  shall not affect its right to demand  repurchase  or any other  remedies  provided in this
Agreement.

         At the Purchaser's  request,  the Assignments  shall be promptly  recorded in the name of the Purchaser or in the name of a Person  designated by the Purchaser in all appropriate  public offices for real property  records.
If any such  Assignment is lost or returned  unrecorded  because of a defect  therein,  then the applicable  Seller shall promptly  prepare a substitute  Assignment to cure such defect and thereafter  cause each such  Assignment to be duly recorded.  All recording fees related to such a one-time  recordation of the  Assignments to or by a Seller shall be paid by the applicable Seller.

         Section 2.05      Transfer of Mortgage Loans

         The  Purchaser  shall have the right,  without  the consent of the  Sellers,  at any time and from time to time, to assign any of the Mortgage  Loans and all or any part of its interest  under this  Agreement and designate any person to exercise any rights of the Purchaser  hereunder,  and the assignees or designees  shall accede to the rights and  obligations  hereunder of the Purchaser  with respect to such  Mortgage  Loans.  The Sellers  recognize that the Mortgage Loans may be divided into "packages" for resale ("Mortgage Loan Packages").

         All of the  provisions  of this  Agreement  shall  inure  to the  benefit  of the  Purchaser  and any such assignees or designees.  All  references  to the  Purchaser  shall be deemed to include its assignees or designees.
Utilizing  resources  reasonably  available to the Seller without  incurring any cost except the Seller's  overhead and employees'  salaries,  the applicable  Seller shall  cooperate in any such assignment of the Mortgage Loans and this  Agreement;  provided  that the  Purchaser  shall bear all costs  associated  with any such  assignment of the
Mortgage Loans and this Agreement other than such Seller's overhead or employees' salaries.

         The Servicer and the  Purchaser  acknowledge  that the Servicer  shall  continue to remit  payments to the
Purchaser on the  Remittance  Date after the transfer of the  Mortgage  Loans,  unless the Servicer was notified in writing of the new record owner of the  Mortgage  Loans 3 Business  Days prior to the Record  Date,  in which case, the  Servicer  shall  remit to the new  record  owner (or  trustee or master  servicer,  as the case may be) of the
Mortgage Loans.

                                                            -21-

         Any  prospective  assignees of the  Purchaser  who have  entered into a commitment  to purchase any of the
Mortgage Loans may review and  underwrite the Servicer's  servicing and  origination  operations,  upon  reasonable prior notice to the Servicer,  and the Servicer  shall  cooperate with such review and  underwriting  to the extent such  prospective  assignees  request  information or documents  that are reasonably  available and can be produced without  unreasonable  expense or effort.  The Servicer shall make the Mortgage Files related to the Mortgage Loans held by the Servicer  available at the Servicer's  principal  operations  center for review by any such prospective assignees  during  normal  business  hours upon  reasonable  prior notice to the Servicer (in no event less than 15
Business Days prior notice).  The Servicer may, in its sole  discretion,  require that such  prospective  assignees sign a confidentiality  agreement with respect to such information  disclosed to the prospective  assignee which is not  available to the public at large and a release  agreement  with respect to its  activities  on the  Servicer's premises.

         The Servicer  shall keep at its servicing  office books and records in which,  subject to such  reasonable regulations as it may prescribe,  the Servicer shall note transfers of Mortgage Loans.  The Purchaser may,  subject to the  terms of this  Agreement,  sell and  transfer,  in whole  or in  part,  any or all of the  Mortgage  Loans;
provided that no such sale and transfer shall be binding upon the Servicer  unless such  transferee  shall agree in writing to an  Assignment,  Assumption  and  Recognition  Agreement,  in  substantially  the form of  Exhibit  2.05 attached  hereto,  and an executed copy of such  Assignment,  Assumption and Recognition  Agreement shall have been delivered to the Servicer.  The Servicer shall evidence its  acknowledgment  of any transfers of the Mortgage Loans to any  assignees of the  Purchaser  by executing  such  Assignment,  Assumption  and  Recognition  Agreement.  The
Servicer  shall mark its books and records to reflect the  ownership of the Mortgage  Loans by any such  assignees, and the previous  Purchaser  shall be released from its obligations  hereunder  accruing after the date of transfer to the extent such  obligations  relate to Mortgage  Loans sold by the Purchaser.  This Agreement  shall be binding upon and inure to the benefit of the  Purchaser  and the Servicer and their  permitted  successors,  assignees  and designees.

                                                   ARTICLE III:

  REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SELLER; REPURCHASE AND SUBSTITUTION; REVIEW OF MORTGAGE LOANS

         Section 3.01      Representations and Warranties of each Seller

         Each Seller,  as to itself,  represents,  warrants and covenants to the Purchaser  that as of each Funding
Date or as of such date specifically provided herein:

(1)      Due  Organization.  The Seller is an entity duly  organized,  validly  existing and in good standing under the laws of its  jurisdiction of  organization,  and has all licenses  necessary to carry on its business now being conducted and is licensed,  qualified and in good standing under the laws of each state where a Mortgaged  Property is located or is otherwise exempt under  applicable law from such  qualification or is otherwise not required under applicable  law to effect such  qualification;  no demand for such  qualification  has been made upon the Seller by any state having  jurisdiction  and in any event the Seller is or will be in  compliance  with the laws of any such state to the extent  necessary  to enforce  each  Mortgage  Loan and with  respect to PHH  Mortgage,  service  each
Mortgage Loan in accordance with the terms of this Agreement.

                                                            -22-

(2)      Due  Authority.  The Seller had the full power and  authority  and legal right to  originate  the Mortgage
Loans that it  originated,  if any,  and to acquire the Mortgage  Loans that it  acquired.  The Seller has the full power and  authority to hold each Mortgage  Loan,  to sell each Mortgage Loan and to execute,  deliver and perform, and to  enter  into  and  consummate,  all  transactions  contemplated  by this  Agreement.  The  Seller  has  duly authorized  the  execution,  delivery and  performance  of this  Agreement,  has duly executed and  delivered  this
Agreement, and this Agreement, assuming due authorization,  execution and delivery by the Purchaser,  constitutes a legal, valid and binding  obligation of the Seller,  enforceable  against it in accordance with its terms,  subject to applicable bankruptcy,  reorganization,  receivership,  conservatorship,  insolvency,  moratorium and other laws relating  to or  affecting  creditors'  rights  generally  or the rights of  creditors  of banks and to the general principles of equity (whether such enforceability is considered in a proceeding in equity or at law).

(3)      No  Conflict.  The  execution  and  delivery  of  this  Agreement,  the  acquisition  or  origination,  as applicable,  of the  Mortgage  Loans by the  Seller,  the  sale of the  Mortgage  Loans,  the  consummation  of the transactions  contemplated  hereby,  or the  fulfillment  of or  compliance  with the terms and  conditions of this
Agreement,  will not  conflict  with or result in a breach of any of the terms,  conditions  or  provisions  of the
Seller's  organizational  documents and bylaws or any legal restriction or any agreement or instrument to which the
Seller is now a party or by which it is bound,  or constitute a default or result in an  acceleration  under any of the foregoing,  or result in the violation of any law,  rule,  regulation,  order,  judgment or decree to which the
Seller or its property is subject, or impair the ability of the Purchaser to realize on the Mortgage Loans;

(4)      Ability to Perform.  The Seller does not  believe,  nor does it have any reason or cause to believe,  that it cannot perform each and every covenant contained in this Agreement;

(5)      No  Material  Default.  Neither the Seller nor any of its  Affiliates  is in  material  default  under any agreement,  contract,  instrument  or  indenture  of any  nature  whatsoever  to  which  the  Seller  or any of its
Affiliates is a party or by which it (or any of its assets) is bound,  which default would have a material  adverse effect on the ability of the Seller to perform under this  Agreement,  nor, to the best of the Seller's  knowledge, has any event  occurred  which,  with notice,  lapse of time or both,  would  constitute  a default  under any such agreement,  contract,  instrument or indenture and have a material  adverse  effect on the ability of the Seller to perform its obligations under this Agreement;

(6)      Financial  Statements.  PHH Mortgage has delivered to the Purchaser financial  statements as to its fiscal year ended  December 31, 2006.  Except as has  previously  been  disclosed  to the  Purchaser in writing:  (a) such financial  statements  fairly present the results of operations  and changes in financial  position for such period and the financial  position at the end of such period of PHH Mortgage and its subsidiaries;  and (b) such financial statements are true,  correct and complete as of their  respective  dates and have been prepared in accordance with generally  accepted  accounting  principles  consistently  applied  throughout the periods involved,  except as set forth in the notes  thereto.  The Trust has delivered to the Purchaser  financial  statements  dated as of December
31, 2006 (the "Trust  Financials") and such Trust  Financials  fairly present the results of operations and changes in financial  position for such period and the  financial  position at the end of such period of the Trust.  Except as has  previously  been disclosed to the Purchaser in writing,  there has been no change in such Trust  Financials since their date and the Trust is not aware of any errors or omissions therein;

                                                            -23-

(7)      No  Change  in  Business.  There has been no change  in the  business,  operations,  financial  condition, properties  or assets of the  applicable  Seller since (i) in the case of PHH  Mortgage,  the date of its financial statements  and (ii) in the case of the Trust,  the date of  delivery  of the Trust  Financials,  that would have a material adverse effect on the ability of the applicable Seller to perform its obligations under this Agreement;

(8)      No Litigation Pending.  There is no action, suit,  proceeding or investigation  pending or, to the best of the Seller's knowledge,  threatened,  against the Seller, which, either in any one instance or in the aggregate, if determined  adversely to the Seller would  adversely  affect the sale of the Mortgage Loans to the Purchaser or the execution,  delivery or  enforceability  of this  Agreement or result in any material  liability of the Seller,  or draw into question the validity of this  Agreement,  or have a material  adverse effect on the financial  condition of the Seller;

(9)      No Consent  Required.  No consent,  approval,  authorization or order of any court or governmental  agency or body is required for the execution,  delivery and  performance by the Seller of or compliance by the Seller with this  Agreement,  the  delivery of the  Mortgage  Files to the  Purchaser,  the sale of the  Mortgage  Loans to the
Purchaser or the  consummation of the  transactions  contemplated by this Agreement or, if required,  such approval has been obtained prior to the Funding Date;

(10)     Ordinary Course of Business.  The  consummation of the  transactions  contemplated by this Agreement is in the ordinary  course of business of the Seller,  and the transfer,  assignment and conveyance of the Mortgage Notes and the  Mortgages by the Seller  pursuant to this  Agreement  are not subject to the bulk  transfer or any similar statutory provisions in effect in any applicable jurisdiction;

(11)     No Broker.  The Seller has not dealt with any broker or agent or anyone  else who might be  entitled  to a fee or commission in connection with this transaction;

(12)     No Untrue Information.  Neither this Agreement nor any statement,  report or other agreement,  document or instrument  furnished or to be furnished  pursuant to this Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact  necessary  to make the  statements  contained  therein not misleading;

(13)     Non-solicitation.  In the event the Seller  chooses to solicit any  Mortgagors  (in writing or  otherwise)
to refinance any of the Mortgage Loans during the term of this Agreement,  such solicitations  shall be directed at all of Seller's  customers and will not be exclusively  directed  towards the  Mortgagors  relating to the Mortgage
Loans sold hereunder;

(14)     Privacy.  The Seller agrees and acknowledges  that as to all nonpublic  personal  information  received or obtained by it with respect to any  Mortgagor:  (a) such  information  is and shall be held by Seller in accordance with all applicable law,  including but not limited to the privacy  provisions of the  Gramm-Leach  Bliley Act; (b)
such  information is in connection with a proposed or actual  secondary market sale related to a transaction of the
Mortgagor for purposes of 16  C.F.R.§313.14(a)(3);  and (c) Seller is hereby  prohibited  from  disclosing or using any such information other than to carry out the express  provisions of this Agreement,  or as otherwise  permitted by applicable law;

                                                            -24-

(15)     Selection  Process.  The Mortgage Loans will be selected from among the outstanding  mortgage loans in the
Sellers'  portfolio  as to which the  representations  and  warranties  set forth in Section 3.02 could be made and such  selection  will not be made in a manner so as to affect  adversely  the  interests of the  Purchaser.  Unless otherwise  agreed by the  Purchaser,  no Mortgage Loan has been  excluded from any prior sale of mortgage  loans by the  Seller  to  the  Purchaser  or any  other  third  party  mortgage  loan  purchaser  for  reasons  relating  to noncompliance with applicable law; and

(16)     Securities  Law  Compliance.  Neither  the  Sellers  nor  anyone  acting  on their  behalf  have  offered, transferred,  pledged,  sold or otherwise disposed of any Mortgage Loans, any interest in any Mortgage Loans or any other similar security to, or solicited any offer to buy or accept a transfer,  pledge or other  disposition of any
Mortgage Loans, any interest in any Mortgage Loans or any other similar  security from, or otherwise  approached or negotiated  with respect to any Mortgage  Loans,  any interest in any Mortgage Loans or any other similar  security with, any person in any manner,  or made any general  solicitation by means of general  advertising or in any other manner,  or taken  any other  action  which  would  constitute  a  distribution  of the  Mortgage  Loans  under the
Securities  Act or which  would  render the  disposition  of any  Mortgage  Loans a  violation  of Section 5 of the
Securities  Act or  require  registration  pursuant  thereto,  nor will it act,  nor has it  authorized  or will it authorize any person to act, in such manner with respect to the Mortgage Loans.

         Section 3.02      Representations and Warranties of the Servicer

         The Servicer  represents  warrants and  covenants  to the  Purchaser  that as of the Funding Date or as of such date specifically provided herein:

(1)      Ability to Service.  The Servicer is an approved  seller/servicer  for Fannie Mae and Freddie Mac and is a mortgagee  approved by the  Secretary  of Housing  and Urban  Development  pursuant to Section 203 of the  National
Housing Act, with facilities,  procedures and experienced  personnel  necessary for the servicing of mortgage loans of the same type as the Mortgage  Loans.  No event has occurred that would make the Servicer  unable to comply with
Fannie Mae or Freddie Mac  eligibility  requirements  or that would  require  notification  to either Fannie Mae or
Freddie Mac;

(2)      No Litigation Pending.  There is no action, suit,  proceeding or investigation  pending or, to the best of the Servicer's knowledge,  threatened,  against the Servicer which, either in any one instance or in the aggregate, if  determined  adversely  to the  Servicer  would  adversely  affect the  ability of the  Servicer  to service the
Mortgage  Loans  hereunder in accordance  with the terms hereof or have a material  adverse effect on the financial condition of the Servicer;

(3)      Collection  Practices.  The  collection  practices used by the Servicer with respect to each Mortgage Note and Mortgage have been in all respects legal, proper and prudent in the mortgage servicing business;

(4)      MERS.  The Servicer is a member of MERS in good  standing,  and will comply in all material  respects with the rules and  procedures of MERS in connection  with the servicing of the MERS Mortgage  Loans for as long as such
Mortgage Loans are registered with MERS;

                                                            -25-

(5)      Non-solicitation.  In the event the Servicer  chooses to solicit any  Mortgagors (in writing or otherwise)
to refinance any of the Mortgage Loans during the term of this Agreement,  such solicitations  shall be directed at all of the  Servicer's  customers  and will not be  exclusively  directed  towards the  Mortgagors  relating to the
Mortgage Loans sold hereunder;

(6)      Privacy.  The Servicer agrees and acknowledges that as to all nonpublic personal  information  received or obtained by it with respect to any Mortgagor:  (a) such  information is and shall be held by Servicer in accordance with all applicable law,  including but not limited to the privacy  provisions of the  Gramm-Leach  Bliley Act; (b)
such  information is in connection with a proposed or actual  secondary market sale related to a transaction of the
Mortgagor for purposes of 16  C.F.R.§313.14(a)(3);  and (c) Servicer is hereby  prohibited from disclosing or using any such information other than to carry out the express  provisions of this Agreement,  or as otherwise  permitted by applicable law; and

(7)      Reasonable  Servicing Fee; Fair  Consideration.  The Servicer  acknowledges  and agrees that the Servicing
Fee represents  reasonable  compensation  for performing  such services and that the entire  Servicing Fee shall be treated by the Servicer,  for accounting and tax purposes,  as compensation for the servicing and administration of the Mortgage  Loans pursuant to this  Agreement.  The  consideration  received by the Servicer upon the sale of the
Mortgage Loans under this Agreement shall  constitute fair  consideration  and reasonably  equivalent value for the
Mortgage Loans.

         Section 3.03      Representations and Warranties as to Individual Mortgage Loans.

         With respect to each Mortgage Loan, the applicable Seller hereby makes the following  representations  and warranties to the Purchaser on which the Purchaser  specifically  relies in  purchasing  such Mortgage  Loan.  Such representations  and  warranties  speak as of the Funding Date unless  otherwise  indicated,  but shall survive any subsequent transfer, assignment or conveyance of such Mortgage Loans:

(1)      Mortgage Loan as Described.  Such Mortgage Loan complies with the terms and  conditions  set forth herein, and all of the  information  set forth with respect  thereto on the Mortgage  Loan  Schedule is true and correct in all material respects;

(2)      Complete  Mortgage Files.  The  instruments  and documents  specified in Section 2.02 with respect to such
Mortgage Loan have been delivered to the Purchaser in compliance  with the  requirements  of Article II. The Seller is in  possession  of a Mortgage  File  respecting  such Mort gage Loan,  except  for such  documents  as have been previously delivered to the Purchaser;

(3)      Owner of Record.  The  Mortgage  relating  to such  Mortgage  Loan has been duly  recorded in (or sent for recording to) the appropriate  recording  office,  and the applicable  Seller or Servicer is the owner of record of such Mortgage Loan and the indebtedness evidenced by the related Mortgage Note;

(4)      Payments  Current.  All  payments  required  to be made up to and  including  the  Funding  Date  for such
Mortgage Loan under the terms of the Mortgage Note have been made,  such that such Mortgage Loan is not  delinquent
30 days or more on the Funding Date.  Unless  otherwise  disclosed in the Offering  Materials and the Mortgage Loan
Schedule,  there has been no  delinquency,  exclusive  of any  period of grace,  in any  payment  by the  Mortgagor thereunder  during the twelve months  preceding the Funding Date; and, if the Mortgage Loan is a Cooperative  Loan,

                                                            -26-

no  foreclosure  action or private or public sale under the Uniform  Commercial  Code has ever been  threatened  or commenced with respect to the Cooperative Loan;

(5)      No  Outstanding  Charges.  There are no  delinquent  taxes,  insurance  premiums,  assessments,  including assessments payable in future  installments,  or other outstanding charges affecting the Mortgaged Property related to such Mortgage Loan;

(6)      No Waiver or  Modification.  The terms of the Mortgage  Note and the Mortgage (and the  Proprietary  Lease
and the Pledge  Instruments  with respect to each  Cooperative  Loan) have not been  impaired,  waived,  altered or modified in any respect  from the date of  origination,  except by written  instruments  which are  included in the
Mortgage Loan Documents and the terms of which are reflected in the related  Mortgage Loan Schedule,  and have been recorded to the extent any such  recordation  is  required by law,  or,  necessary  to protect the  interest of the
Purchaser.  No  Mortgage  Loan has been  modified  so as to  restructure  the  payment  obligations  or re-age  the
Mortgage Loan. No instrument of waiver,  alteration or  modification  has been executed,  and no Mortgagor has been released,  in whole or in part, from the terms thereof except in connection with an assumption  agreement and which assumption  agreement  is included in the  Mortgage  Loan  Documents  and the terms of which are  reflected  in the related Mortgage Loan Schedule;  the substance of any such waiver,  alteration or modification has been approved by the issuer of any related PMI Policy and title insurance policy, to the extent required by the related policies.

(7)      No  Defenses.  The Mortgage  Note and the  Mortgage  related to such  Mortgage  Loan (and the  Cooperative
Pledge  Agreement  related  to each  Cooperative  Loan) are not  subject  to any right of  rescission,  set-off  or defense,  including  the defense of usury,  nor will the  operation of any of the terms of such  Mortgage  Note and such Mortgage, or the exercise of any right thereunder,  render such Mortgage  unenforceable,  in whole or in part, or subject to any right of  rescission,  set-off or  defense,  including  the defense of usury and no such right of rescission, set-off or defense has been asserted with respect thereto;

(8)      Hazard  Insurance.  (a) All  buildings  upon the  Mortgaged  Property  related to such  Mortgage  Loan are insured by an insurer  acceptable to Fannie Mae or Freddie Mac against loss by fire,  hazards of extended  coverage and such other  hazards as are  customary  in the area  where such  Mortgaged  Property  is  located,  pursuant  to insurance  policies  conforming to the  requirements  of Section 5.10. All such insurance  policies  (collectively, the "hazard  insurance  policy")  contain a standard  mortgagee clause naming the originator of such Mortgage Loan, its  successors  and assigns,  as mortgagee.  Such policies are the valid and binding  obligations  of the insurer, and all premiums  thereon due to date have been paid. The related  Mortgage  obligates the Mortgagor  thereunder to maintain  all such  insurance  at such  Mortgagor's  cost and expense,  and on such  Mortgagor's  failure to do so, authorizes  the holder of such  Mortgage to maintain  such  insurance at such  Mortgagor's  cost and expense and to seek  reimbursement  therefor from such  Mortgagor;  or (b) in the case of a condominium  or unit in a planned unit development  ("PUD")  project  that is not  covered by an  individual  policy,  the  condominium  or PUD project is covered by a "master" or "blanket"  policy and there exists and is in the Mortgage File a certificate  of insurance showing that the  individual  unit that secures the first  mortgage is covered  under such  policy.  The  insurance policy  contains a standard  mortgagee  clause naming the  originator of such Mortgage Loan (and its successors and assigns),  as insured  mortgagee.  Such  policies are the valid and binding  obligations  of the  insurer,  and all premiums  thereon have been paid.  The insurance  policy  provides for advance  notice to the Seller or Servicer if the policy is canceled or not renewed,  or if any other  change that  adversely  affects the Seller's  interests is

                                                            -27-

made; the certificate  includes the types and amounts of coverage  provided,  describes any  endorsements  that are part of the  "master"  policy and would be  acceptable  pursuant to the Fannie Mae Guide or Freddie  Mac  Servicing
Guide;

(9)      Compliance With Applicable  Laws. All  requirements of any federal,  state or local law (including  usury, truth in lending,  real estate settlement  procedures,  consumer credit protection,  predatory and abusive lending, equal credit  opportunity or disclosure  laws)  applicable to the  origination  and servicing of such Mortgage Loan have been complied with in all material respects;

(10)     No Fraud. No fraud,  error,  omission,  misrepresentation,  negligence or similar  occurrence with respect to a  Mortgage  Loan has  taken  place on the part of the  Seller  nor,  to the  best of  Seller's  knowledge,  the
Mortgagor,  any  appraiser,  any  builder  or any  developer,  or any other  party  involved  in the  solicitation, origination  or  servicing  of the  Mortgage  Loan or in the  application  for any  insurance  in  relation to such
Mortgage Loan or in connection  with the sale of such Mortgage Loan to the  Purchaser,  and to the best of Seller's knowledge,  there are no  circumstances  existing  with respect to the Mortgage Loan which would permit the primary mortgage guaranty insurer to deny coverage under any insurance policy;

(11)     No  Satisfaction  of  Mortgage.  The  Mortgage  related  to such  Mortgage  Loan has not  been  satisfied, canceled or  subordinated,  in whole or in part,  or  rescinded,  and the related  Mortgaged  Property has not been released  from the lien of such  Mortgage,  in whole or in part,  nor has any  instrument  been executed that would effect any such release, cancellation, subordination or rescission;

(12)     Valid  First  Lien.  The  Mortgage,  and the  Mortgage  Note  related  to such  Mortgage  Loan is a valid, subsisting and enforceable  perfected first lien on the related Mortgaged  Property,  including all improvements on the related  Mortgaged  Property,  which Mortgaged  Property is free and clear of any encumbrances and liens having priority  over the first  lien of the  Mortgage  subject  only to (a) the lien of  current  real  estate  taxes and special assessments not yet due and payable, (b) covenants,  conditions and restrictions,  rights of way, easements and other  matters of the public  record as of the date of  recording  of such  Mortgage  which are  acceptable  to mortgage  lending  institutions  generally,  are  referred to in the  lender's  title  insurance  policy and do not adversely  affect the market  value or intended use of the related  Mortgaged  Property,  and (c) other  matters to which like  properties are commonly  subject which do not  individually  or in the aggregate  materially  interfere with the benefits of the security intended to be provided by such Mortgage or the use,  enjoyment,  or market value of the related  Mortgaged  Property;  with respect to each  Cooperative  Loan, each  Cooperative  Pledge  Agreement creates a valid,  enforceable  and  subsisting  first  security  interest in the  collateral  securing  the related
Mortgage  Note  subject  only to (a)  the  lien of the  related  Cooperative  Corporation  for  unpaid  assessments representing  the  obligor's pro rata share of the  Cooperative  Corporation's  payments for its blanket  mortgage, current and future real property taxes,  insurance  premiums,  maintenance fees and other assessments to which like collateral  is commonly  subject and (b) other matters to which like  collateral  is commonly  subject which do not materially  interfere  with the  benefits  of the  security  intended  to be  provided  by the  Cooperative  Pledge
Agreement;  provided,  however, that the appurtenant  Proprietary Lease may be subordinated or otherwise subject to the lien of any mortgage on the Cooperative Project;

                                                            -28-

(13)     Validity  of  Documents.  The  Mortgage  Note and the  Mortgage  related  to such  Mortgage  Loan (and the
Cooperative  Pledge Agreement with respect to each Cooperative  Loan) are genuine and each is the legal,  valid and binding obligation of the maker thereof,  enforceable in accordance with its terms,  except as such enforcement may be  limited  by  bankruptcy,  insolvency,  reorganization  or other  similar  laws  affecting  the  enforcement  of creditors' rights generally and general equitable principles  (regardless whether such enforcement is considered in a proceeding in equity or at law);

(14)     Valid  Execution  of  Documents.  All  parties  to the  Mortgage  Note and the  Mortgage  related  to such
Mortgage Loan had legal  capacity to enter into such Mortgage Loan and to execute and deliver the related  Mortgage
Note and the related  Mortgage and the related  Mortgage Note and the related  Mortgage have been duly and properly executed  by such  parties;  with  respect to each  Cooperative  Loan,  all  parties to the  Mortgage  Note and the
Mortgage Loan had legal capacity to execute and deliver the Mortgage Note, the Cooperative  Pledge  Agreement,  the
Proprietary  Lease,  the Stock Power,  the  Recognition  Agreement,  the Financing  Statement and the Assignment of
Proprietary  Lease and such  documents have been duly and properly  executed by such parties;  each Stock Power (i)
has all signatures  guaranteed or (ii) if all signatures are not guaranteed,  then such Cooperative  Shares will be transferred  by the stock  transfer agent of the  Cooperative  Corporation if the Seller  undertakes to convert the ownership of the collateral securing the related Cooperative Loan;

(15)     Full  Disbursement  of Proceeds.  Such  Mortgage  Loan has closed and the proceeds of such  Mortgage  Loan have been fully  disbursed  prior to the Funding Date;  provided that, with respect to any Mortgage Loan originated within the previous 120 days,  alterations and repairs with respect to the related  Mortgaged  Property or any part thereof may have  required an escrow of funds in an amount  sufficient to pay for all  outstanding  work within 120 days of the  origination  of such Mortgage Loan,  and, if so, such funds are held in escrow by the Seller,  a title company or other escrow agent;

(16)     Ownership.  The  Mortgage  Note and the Mortgage  related to such  Mortgage  Loan have not been  assigned, pledged  or  otherwise  transferred  by the  applicable  Seller,  in whole or in part,  and the Seller has good and marketable title thereto,  and the Seller is the sole owner thereof (and with respect to any Cooperative  Loan, the sole owner of the related  Cooperative  Pledge  Agreement)  and has full right and  authority  to transfer and sell such Mortgage Loan,  and is  transferring  such Mortgage Loan to the Purchaser  free and clear of any  encumbrance, equity, lien, pledge, charge, claim or security interest;

(17)     Doing  Business.  All parties  that have had any interest in such  Mortgage  Loan,  whether as  mortgagee, assignee,  pledgee or  otherwise,  are (or,  during the period in which they held and  disposed  of such  interest, were) in  compliance  with any and all  applicable  licensing  requirements  of the laws of the state  wherein  the related Mortgaged Property is located;

(18)     Title  Insurance.  (a) Such Mortgage Loan is covered by an ALTA lender's title  insurance  policy or short form title  policy  acceptable  to Fannie Mae and Freddie Mac (or, in  jurisdictions  where ALTA  policies  are not generally  approved for use, a lender's title insurance  policy  acceptable to Fannie Mae and Freddie Mac),  issued by a title  insurer  acceptable  to Fannie Mae and Freddie  Mac and  qualified  to do business in the  jurisdiction where the related Mortgaged Property is located,  insuring (subject to the exceptions  contained in clauses (12)(a)
and (b) above) the Seller or Servicer,  its  successors  and assigns as to the first  priority  lien of the related

                                                            -29-

Mortgage in the original  principal  amount of such Mortgage Loan,  and in the case of ARM Loans,  against any loss by reason of the  invalidity  or  unenforceability  of the lien  resulting  from the  provisions  of such  Mortgage providing for  adjustment  to the  applicable  Note Rate and Monthly  Payment.  Additionally,  either such lender's title insurance policy  affirmatively  insures that there is ingress and egress to and from the Mortgaged  Property or the Seller  warrants  that there is ingress  and egress to and from the  Mortgaged  Property  and the  lender' s title insurance policy  affirmatively  insures against  encroachments by or upon the related Mortgaged  Property or any interest  therein or any other adverse  circumstance  that either is disclosed or would have been  disclosed by an accurate  survey.  The  originator of the Mortgage Loan,  its successor  and/or  assignee is the sole insured of such lender's title  insurance  policy,  and such lender's title  insurance  policy is in full force and effect and will be in full force and effect upon the  consummation  of the  transactions  contemplated  by this  Agreement and will inure to the benefit of the  Purchaser  without any further act. No claims have been made under such  lender's title  insurance  policy,  neither  the  Seller,  nor to the best of Seller's  knowledge,  any prior  holder of the related  Mortgage  has done,  by act or  omission,  anything  that  would  impair  the  coverage  of such  lender's insurance policy, and there is no act, omission,  condition,  or information that would impair the coverage of such lender's  insurance  policy;  (b) The mortgage title insurance  policy covering each unit mortgage in a condominium or PUD project related to such Mortgage Loan meets all requirements of Fannie Mae and Freddie Mac;

(19)     No Defaults.  (a) There is no default,  breach,  violation  or event of  acceleration  existing  under the
Mortgage,  the Mortgage Note, or any other  agreements,  documents,  or instruments  related to such Mortgage Loan;
(b) there is no event  that,  with the lapse of time,  the  giving of  notice,  or both,  would  constitute  such a default,  breach,  violation or event of acceleration;  (c) the Mortgagor(s)  with respect to such Mortgage Loan is
(1) not in default under any other Mortgage Loan or (2) not the subject of an Insolvency  Proceeding;  (d) no event of  acceleration  has previously  occurred,  and no notice of default has been sent,  with respect to such Mortgage
Loan;  (e) in no event has the Seller  waived  any of its rights or  remedies  in respect of any  default,  breach, violation or event of acceleration under the Mortgage,  the Mortgage Note, or any other agreements,  documents,  or instruments  related to such Mortgage Loan; and (f) with respect to each  Cooperative  Loan, there is no default in complying with the terms of the Mortgage Note, the Cooperative  Pledge Agreement and the Proprietary  Lease and all
maintenance charges and assessments  (including  assessments payable in the future  installments,  which previously became  due and  owing)  have been  paid,  and the  Seller  has the right  under  the terms of the  Mortgage  Note,
Cooperative  Pledge Agreement and Recognition  Agreement to pay any maintenance  charges or assessments owed by the
Mortgagor.  The Seller has not advanced  funds,  or induced,  solicited or knowingly  received any advance of funds from a party other than the owner of the Mortgaged  Property subject to the Mortgage,  directly or indirectly,  for the payment of any amount required by the Mortgage Loan;;

(20)     No  Mechanics'  Liens.  There are no  mechanics'  or similar  liens,  except  such liens as are  expressly insured against by a title  insurance  policy,  or claims that have been filed for work,  labor or material (and no rights are outstanding that under law could give rise to such lien) affecting the related  Mortgaged  Property that are or may be liens prior to, or equal or coordinate with, the lien of the related Mortgage;

(21)     Location of  Improvements;  No  Encroachments.  All  improvements  that were considered in determining the
Appraised Value of the related Mortgaged  Property lay wholly within the boundaries and building  restriction lines of such Mortgaged  Property,  and no improvements  on adjoining  properties  encroach upon such Mortgaged  Property

                                                            -30-

except as permitted  under the terms of the Fannie Mae Guide and the Freddie Mac  Servicer  Guide;  no  improvement located on or part of any Mortgaged  Property is in violation of any applicable  zoning law or regulation,  and all inspections,  licenses and  certificates  required to be made or issued with  respect to all  occupied  portions of such  Mortgaged  Property,  and with  respect  to the use and  occupancy  of the same,  including  certificates  of occupancy, have been made or obtained from the appropriate authorities;

(22)     Origination;  Payment Terms.  Principal  payments on such Mortgage Loan commenced or will commence no more than  60 days  after funds were  disbursed in  connection  with such  Mortgage  Loan.  If the interest  rate on the related  Mortgage Note is adjustable,  the adjustment is based on the Index set forth on the related  Mortgage Loan
Schedule.  The related  Mortgage Note is payable on the first day of each month in arrears,  in accordance with the payment terms described on the related Mortgage Loan Schedule;

(23)     Due On Sale.  The  related  Mortgage  contains  the  usual  and  customary  "due-on-sale"  clause or other similar  provision for the  acceleration  of the payment of the Unpaid  Principal  Balance of such Mortgage Loan if the related  Mortgaged  Property or any interest  therein is sold or  transferred  without the prior consent of the mortgagee thereunder;

(24)     Prepayment  Penalty.  Except as noted  otherwise on the Mortgage Loan Schedule,  such Mortgage Loan is not subject to any Prepayment Penalty;

(25)     Mortgaged  Property  Undamaged;  No Condemnation.  As of the Funding Date, the related Mortgaged  Property
(and with  respect to a  Cooperative  Loan,  the  related  Cooperative  Project  and  Cooperative  Unit) is free of material damage and waste and there is no proceeding pending for the total or partial condemnation thereof;

(26)     Customary  Provisions.  The related  Mortgage  contains  customary and enforceable  provisions that render the rights and remedies of the holder thereof adequate for the realization  against the related Mortgaged  Property of the benefits of the security provided  thereby,  including,  (a) in the case of a Mortgage  designated as a deed of trust, by trustee's sale, and (b) in the case of a Mortgage, otherwise by judicial foreclosure;

(27)     Conformance With  Underwriting  Standards.  Such Mortgage Loan was underwritten in accordance with the PHH
Guide,  which PHH Guide satisfies the standards of prudent  mortgage  lenders of the same type of mortgage loans as the Mortgage Loans in the secondary  market;  the Mortgage  Note,  and the Mortgage and all other  documents in the related  Mortgage File are on Fannie Mae or Freddie Mac uniform  instruments  or are on forms  acceptable to Fannie
Mae or Freddie Mac; and each  Mortgage  Loan  complies with Fannie Mae's  anti-predatory  lending  eligibility  for purchase requirements;

(28)     Appraisal.  The Mortgage  File contains an appraisal of the related  Mortgaged  Property on forms and with riders  approved by Fannie Mae and Freddie Mac,  signed prior to the approval of such Mortgage Loan  application by an appraiser,  duly appointed by the originator of such Mortgage Loan,  whose  compensation  is not affected by the approval or  disapproval  of such  Mortgage Loan and who met the minimum  qualifications  of Fannie Mae and Freddie
Mac for  appraisers.  Each  appraisal of the Mortgage Loan was made in accordance  with the relevant  provisions of the Financial  Institutions  Reform,  Recovery,  and Enforcement Act of 1989. In accordance with specified programs

                                                            -31-

Seller, only with respect to Refinanced Mortgage Loans, may utilize an approved AVM in lieu of an appraisal;

(29)     Deeds of Trust.  If the related  Mortgage  constitutes  a deed of trust,  then a trustee,  duly  qualified under  applicable law to serve as such,  has been properly  designated and currently so serves and is named in such
Mortgage,  and no fees or expenses are or will become  payable by the  Purchaser to the trustee  under such deed of trust, except in connection with a trustee's sale after default by the related Mortgagor;

(30)     LTV;  Primary  Mortgage  Insurance  Policy.  No Mortgage Loan had an LTV as of the date of  origination of greater  than  100%.  Except  with  respect  to  Additional  Collateral  Mortgage  Loans (as  defined in Exhibit 13 hereto),  if such Mortgage Loan had a Loan-to-Value  Ratio of more than 80% at  origination,  such Mortgage Loan is and will be subject to a Primary  Insurance  Policy  issued by a  Qualified  Mortgage  Insurer,  which  insures the
Seller or  Servicer,  its  successors  and  assigns  and  insured's  in the amount set forth on the  Mortgage  Loan
Schedule;  provided that, a Primary Mortgage  Insurance Policy will not be required for any Cooperative Loan if (i)
the proceeds of such Cooperative  Loan were used to purchase a Cooperative  Unit at the "insider's  price" when the building  was  converted  to a  Cooperative  Corporation,  (ii) the value of the  Cooperative  Unit for purposes of establishing  the LTV at origination  was such  "insider's  price",  (iii) the principal  amount of the Cooperative
Loan at  origination  was not  more  than  100% of such  "insider's  price"  and (iv)  the LTV at  origination,  as calculated  using the  Appraised  Value at  origination,  was less  than or equal to 80%.  All  provisions  of such
Primary  Insurance  Policy have been and are being complied with, such policy is in full force and effect,  and all premiums due thereunder have been paid. Any related  Mortgage  subject to any such Primary  Insurance Policy (other than a "lender-paid"  Primary Insurance  Policy) obligates the Mortgagor  thereunder to maintain such insurance for the time period  required by law and to pay all premiums  and charges in  connection  therewith.  As of the date of origination,  the  Loan-to-Value  Ratio of such  Mortgage  Loan is as specified  in the  applicable  Mortgage  Loan
Schedule.  The Mortgage Loan Schedule  will include the mortgage  interest rate which is net of any such  insurance premium.  No action has been taken or failed to be taken by the  Seller on or prior to the  Funding  Date which has resulted or will  result in an  exclusion  from,  denial of, or defense to  coverage  under any  Primary  Insurance
Policy (including,  without  limitation,  any exclusions,  denials,  counterclaims or defenses which would limit or reduce the  availability  of the timely  payment of the full amount of the loss  otherwise  due  thereunder  to the insured) whether arising out of actions,  representations,  errors, omissions,  negligence, or fraud of the Seller, or for any other reason under such coverage;

(31)     Occupancy.  As of the date of origination of such Mortgage Loan, the related  Mortgaged  Property (or with respect to a Cooperative  Loan, the related  Cooperative  Unit) is lawfully  occupied under  applicable law and all inspections,  licenses and certificates  required to be made or issued with respect to all occupied portions of the
Mortgaged  Property (or with respect to a Cooperative Loan, the related  Cooperative Unit) and, with respect to the use and occupancy of the same,  including but not limited to certificates of occupancy,  have been made or obtained from the appropriate authorities;

(32)     Supervision  and  Examination by a Federal or State  Authority.  PHH Mortgage is a HUD Approved  Mortgagee
(as defined  below).  Each Mortgage  Loan was either (a) closed in the name of PHH  Mortgage,  or (b) closed in the name of another entity that is either a savings and loan  association,  a savings bank, a commercial  bank,  credit union,  insurance company or an institution which is supervised and examined by a federal or state authority,  or a

                                                            -32-

mortgagee  approved by the  Secretary  of Housing  and Urban  Development  pursuant to Sections  203 and 211 of the
National  Housing Act (a "HUD Approved  Mortgagee"),  and was so at the time such Mortgage Loan was originated (PHH
Mortgage  or  such  other  entity,  the  "Originator")  or (c)  closed  in the  name  of a loan  broker  under  the circumstances  described in the following  sentence.  If such Mortgage Loan was  originated  through a loan broker, such Mortgage Loan met the  Originator's  underwriting  criteria at the time of  origination  and was originated in accordance with the  Originator's  policies and procedures and the Originator  acquired such Mortgage Loan from the loan  broker  contemporaneously  with the  origination  thereof.  The  Mortgage  Loans that the Trust is selling to
Purchaser were originated by or on behalf of PHH Mortgage and subsequently assigned to the Trust;

(33)     Adjustments.  All of the terms of the related  Mortgage  Note  pertaining  to interest  rate  adjustments, payment  adjustments  and  adjustments of the  outstanding  principal  balance,  if any, are  enforceable  and such adjustments  will not affect  the  priority  of the lien of the  related  Mortgage;  all such  adjustments  on such
Mortgage Loan have been made properly and in accordance with the provisions of such Mortgage Loan;

(34)     Insolvency  Proceedings;  The  Servicemembers  Civil  Relief  Act.  The related  Mortgagor  (1) is not the subject of any Insolvency  Proceeding;  and (2) has not requested any relief  allowed to such  Mortgagor  under the
Servicemembers Civil Relief Act;

(35)     Fannie  Mae/Freddie  Mac  Documents.  Such Mortgage Loan was closed on standard  Fannie Mae or Freddie Mac documents or on such documents otherwise acceptable to them;

(36)     Payments.  No Mortgage  Loan  contains  provisions  pursuant  to which  Monthly  Payments  are (a) paid or partially paid with funds deposited in any separate  account  established by the Seller,  the Mortgagor,  or anyone on behalf of the  Mortgagor,  (b) paid by any source other than the  Mortgagor  or (c)  contains any other  similar provisions which may constitute a "buydown"  provision.  The Mortgage Loan is not a graduated payment mortgage loan and the Mortgage Loan does not have a shared appreciation or other contingent interest feature;

(37)     The  Assignment  of  Mortgage.  With  respect  to each  Mortgage  that is not a MERS  Mortgage  Loan,  the
Assignment is in recordable  form and is acceptable for recording  under the laws of the  jurisdiction in which the
Mortgaged Property is located;

(38)     No Servicer Advances of Mortgagor  Payments.  Neither the Seller nor any Affiliate of the Seller,  nor any
servicer or  subservicer  acting on the  Seller's or such  Affiliate's  behalf,  has  advanced  funds,  or induced, solicited or knowingly  received any advance of funds by a party other than the Mortgagor,  directly or indirectly, for the payment of any amount  required by the Mortgage  Note,  except for interest  accruing  from the date of the
Mortgage Note or date of  disbursement  of the Mortgage  Loan  proceeds,  whichever  was earlier,  to the day which precedes by one month the Due Date of the first installment of principal and interest.

(39)     Balloon  Loans.  No Mortgage Loan has a balloon  payment  feature.  With respect to any Mortgage Loan with a balloon payment  feature,  the Mortgage Note is payable in Monthly  Payments based on a thirty year  amortization schedule  and has a final  Monthly  Payment  substantially  greater than the  preceding  Monthly  Payment  which is sufficient to amortize the remaining principal balance of the Mortgage Loan;

                                                            -33-

(40)     Condominium  Units/PUDs.  If the residential  dwelling on the Mortgaged  Property is a condominium unit or a unit in a planned  unit  development  (other than a de minimis  planned unit  development)  such  condominium  or planned unit development project meets the eligibility requirements of the PHH Guide;

(41)     No  Rehabilitation  Loan.  No  Mortgage  Loan  was  made  in  connection  with  (a)  the  construction  or rehabilitation of a Mortgaged Property or (b) facilitating the trade-in or exchange of a Mortgaged Property;

(42)     No Adverse  Conditions.  The Seller has no knowledge  of any  circumstances  or condition  with respect to the Mortgage,  the Mortgage  Property,  (or with respect to a Cooperative  Loan, the Cooperative  Pledge Agreement,
the  Cooperative  Unit or the  Cooperative  Project),  the Mortgagor or the  Mortgagor's  credit  standing that can reasonably  be expected to cause the Mortgage  Loan to be an  unacceptable  investment,  cause the Mortgage Loan to become delinquent, or adversely affect the value of the Mortgage Loan;

(43)     Scheduled  Interest.  Interest  on each  Mortgage  Loan is  calculated  on the  basis  of a  360-day  year consisting of twelve 30-day months;

(44)     Environmental  Laws. The Mortgaged  Property is in material  compliance with all applicable  environmental laws pertaining to environmental hazards including,  without limitation,  asbestos,  and neither the Seller nor, to the Seller's knowledge,  the related Mortgagor,  has received any notice of any violation or potential violation of such law;

(45)     Negative Amortization.  No Mortgage Loan is subject to Negative Amortization;

(46)     Cooperative Lien Search.  With respect to each  Cooperative  Loan, a Cooperative Lien Search has been made by a company  competent to make the same which  company is  acceptable  to Fannie Mae and Freddie Mac and qualified to do business in the jurisdiction where the Cooperative Unit is located;

(47)     Cooperative  Loan-  Proprietary  Lease.  With  respect  to each  Cooperative  Loan,  (i) the  terms of the related  Proprietary  Lease is longer than the terms of the  Cooperative  Loan,  (ii) there is no  provision in any
Proprietary  Lease which  requires the Mortgagor to offer for sale the  Cooperative  Shares owned by such Mortgagor first to the Cooperative  Corporation,  (iii) there is no prohibition in any Proprietary Lease against pledging the
Cooperative  Shares  or  assigning  the  Proprietary  Lease  and (iv)  the  Recognition  Agreement  is on a form of agreement  published by the Aztech Document  Systems,  Inc. or includes  provisions  which are no less favorable to the lender than those contained in such agreement;

(48)     Cooperative  Loan- UCC  Financing  Statement.  With respect to each  Cooperative  Loan,  each original UCC financing  statement,  continuation  statement or other governmental  filing or recordation  necessary to create or preserve the  perfection and priority of the first priority lien and security  interest in the  Cooperative  Shares and Proprietary  Lease has been timely and properly made. Any security  agreement,  chattel  mortgage or equivalent document  related to the  Cooperative  Loan and  delivered  to the  Mortgagor or its  designee  establishes  in the
Mortgagor  a valid  and  subsisting  perfected  first  lien on and  security  interest  in the  Mortgaged  Property described therein, and the Mortgagor has full right to sell and assign the same;

                                                            -34-

(49)     Cooperative  Loan- Cooperative  Pledge Agreement.  With respect to each Cooperative Loan, each Cooperative
Pledge Agreement  contains  enforceable  provisions such as to render the rights and remedies of the holder thereof adequate for the realization of the benefits of the security  provided  thereby.  The Cooperative  Pledge Agreement contains an  enforceable  provision  for the  acceleration  of the payment of the Unpaid  Principal  Balance of the
Mortgage Note in the event the Cooperative Unit is transferred or sold without the consent of the holder thereof;

(50)     Imaging.  Each imaged document represents a true,  complete,  and correct copy of the original document in all respects,  including,  but not limited to, all  signatures  conforming to signatures  contained in the original document,  no information  having been added or deleted,  and no imaged document having been manipulated or altered in any manner.  Each imaged document is clear and legible,  including,  but not limited to, accurate  reproductions of photographs.  No original documents have been or will be altered in any manner;

(51)     Qualified  Mortgage.  Each Mortgage Loan  constitutes a "qualified  mortgage" under Section  860G(a)(3)(A)
of the Code and Treasury Regulation Section 1.860-2(a)(1);

(52)     No Bankruptcy.  No Mortgagor was a debtor in any state or federal  bankruptcy or insolvency  proceeding at the time the  Mortgage  Loan was  originated  and, to the best of the  Seller's  knowledge,  following  the date of origination  of the Mortgage  Loan,  the Mortgagor  with respect to the Mortgage Loan was not a debtor in any state or federal bankruptcy or insolvency  proceeding,  and the Mortgaged Property has not been subject to any bankruptcy or foreclosure proceedings;

(53)     Leaseholds.  The related  Mortgaged  Property is not a leasehold estate or, if such Mortgaged  Property is a leasehold  estate,  the remaining  term of such lease is at least ten (10) years greater than the remaining  term of the related Mortgage Note;

(54)     Compliance  with  Anti-Money  Laundering  Laws.  The Seller has complied  with all  applicable  "know your customer" and anti-money  laundering  laws and  regulations,  including  without  limitation the USA Patriot Act of
2001  (collectively,  the "Anti-Money  Laundering  Laws"); to the extent applicable to the Seller as of the related
Closing  Date,  the  Seller has  established  an  anti-money  laundering  compliance  program  as  required  by the
Anti-Money  Laundering  Laws, has conducted the requisite due diligence in connection  with the origination of each
Mortgage Loan for purposes of the  Anti-Money  Laundering  Laws,  including  with respect to the  legitimacy of the applicable  Mortgagor  and the  origin of the  assets  used by the said  Mortgagor  to  purchase  the  property  in question,  and maintains,  and will  maintain,  sufficient  information  to identify the  applicable  Mortgagor for purposes of the Anti-Money Laundering Laws.

(55)     Tax Service  Contracts;  Flood  Certification  Contract.  Each Mortgage Loan is covered by a paid in full, life of loan,  tax service  contract and a paid in full,  life of loan,  flood  certification  contract and each of these contracts is assignable to the Purchaser and its assigns;

(56)     No "Flipped"  Loans.  No Mortgage Loan was  originated in connection  with the  refinancing of an existing mortgage  loan,  which existing  mortgage loan was originated  within the past year, is a "high cost" mortgage loan as defined by its interest  rate and points and fees under  applicable  federal or state law and fails to provide a tangible, net economic benefit to the related Mortgagor;

                                                            -35-

(57)     HOEPA and Similar  Laws.  No Mortgage  Loan is a High Cost Loan.  No Mortgage  Loan is covered by the Home
Ownership and Equity  Protection  Act of 1994, as amended,  and no Mortgage Loan is in violation of any  comparable state or local law.  No Mortgage Loan is a Covered Loan;

(58)     Single  Premium  Credit Life  Insurance.  No Mortgagor  was  required to purchase any credit life,  credit disability,  credit  unemployment,  credit  property,  accident  or health  insurance  product  as a  condition  of
obtaining  the  extension  of  credit.  No  Mortgagor  obtained  a  prepaid   single-premium  credit  life,  credit
disability,  credit  unemployment,  credit  property,  accident or health  insurance  policy in connection with the origination  of the  Mortgage  Loan.  None of the  proceeds of the  Mortgage  Loan were used to purchase or finance single-premium  credit  insurance  policies as part of the origination  of, or as a condition to the closing,  such
Mortgage Loan;

(59)     Credit  Information.  As to each consumer report (as defined in the Fair Credit  Reporting Act, Public Law
91-508)  or other  credit  information  furnished  by the  Seller to the  Purchaser,  the Seller has full right and authority  and is not  precluded by law or contract  from  furnishing  such  information  to the  Purchaser and the
Purchaser is not precluded from  furnishing  the same to any  subsequent or prospective  purchaser of such Mortgage
Loan.  The  Seller  shall  hold the  Purchaser  harmless  from any and all  damages,  losses,  costs  and  expenses
(including  attorney's  fees) arising from  disclosure of credit  information  in connection  with the  Purchaser's secondary marketing operations and the purchase and sale of Mortgage Loans or servicing rights thereto;

(60)     Credit  Reporting.  The Seller for each Mortgage  Loan has fully  furnished,  in accordance  with the Fair
Credit  Reporting Act and its  implementing  regulations,  accurate and complete  information  (i.e.  favorable and unfavorable) on its borrower credit files to Equifax,  Experian and Trans Union Credit  Information  Company (three of the credit repositories), on a monthly basis;

(61)     Disclosure  of Fees.  All fees and  charges  (including  finance  charges)  and  whether or not  financed, assessed,  collected or to be collected in  connection  with the  origination  and  servicing of each Mortgage Loan have been  disclosed  in  writing  to the  Mortgagor  in  accordance  with  applicable  state and  federal  law and regulation.  All points and fees  related to each  Mortgage  Loan were  disclosed  in writing to the  Mortgagor  in accordance  with applicable  state and federal law. Except in the case of a Mortgage Loan in an original  principal amount of less than $60,000  which would have  resulted in an  unprofitable  origination,  no Mortgagor was charged
"points  and fees"  (whether  or not  financed)  in an amount  greater  than (a) $1,000 or (b) 5% of the  principal amount of such Mortgage Loan (whichever is greater),  such 5% limitation  calculated  either (x) in accordance with
Fannie Mae's  anti-predatory  lending  requirements  set forth in the Fannie Mae Selling  Guide or (y) by including origination,  underwriting,  broker and finder's fees and charges that the lender  imposed as a condition of making the mortgage loan,  whether they are paid to the lender or a third party;  and excluding bona fide discount points, fees paid for actual  services  rendered in connection  with the  origination  of the mortgage  (such as attorneys'
fees,  notaries  fees and fees paid for property  appraisals,  credit  reports,  surveys,  title  examinations  and extracts,  flood and tax  certifications,  and home  inspections);  the cost of mortgage  insurance or  credit-risk price  adjustments;  the costs of title,  hazard, and flood insurance  policies;  state and local transfer taxes or fees;  escrow deposits for the future payment of taxes and insurance  premiums;  and other  miscellaneous  fees and charges that, which miscellaneous fee and charges, in total, do not exceed 0.25 percent of the loan amount; and

                                                            -36-

(62)     No Mandatory Arbitration  Provisions.  With respect to each Mortgage Loan originated on or after August 1,
2004,  neither the related  Mortgage nor the related  Mortgage Note requires the Mortgagor to submit to arbitration to resolve any dispute arising out of or relating in any way to the mortgage loan transaction.

(63)     The  Mortgagor.  The  Mortgagor  is a natural  person,  a trustee for an Illinois  land trust or a trustee under a "living  trust," and such "living  trust" is in compliance  with Fannie Mae or Freddie Mac  guidelines.  In the event the  Mortgagor  is a trust,  the  trustee of such trust is a natural  person and is an obligor  under the
Mortgage Note in his or her individual capacity.

(64)     Higher Cost Credit  Products.  No Mortgagor  was  encouraged or required to select a Mortgage Loan product offered by the Seller which is a higher cost product designed for less creditworthy  borrowers,  unless at the time of the Mortgage  Loan's  origination,  such Mortgagor did not qualify,  taking into account credit history and debt to income  ratios,  for a lower cost credit  product then offered by the Seller or an Affiliates of Seller.  If, at the time of loan  application,  the  Mortgagor may have  qualified for a lower cost credit  product then offered by the Seller or an  Affiliate  of the Seller,  the Seller  referred  the  Mortgagor's  application  for  underwriting consideration.

(65)     No Other  Collateral.  Except  for the  Additional  Collateral  Mortgage  Loans (as  defined in Exhibit 13 attached  hereto),  the related Mortgage Note is not and has not been secured by any collateral  except the lien of the corresponding  Mortgage and the security interest of any applicable  security agreement or chattel mortgage and such collateral does not serve as security for any other obligation;.

(66)     Customary  Provisions;   No  Homestead  Exemption.   Each  Mortgage  contains  customary  and  enforceable
provisions  which render the rights and remedies of the holder  thereof  adequate for the  realization  against the related  Mortgaged  Property of the  benefits of the  security  provided  thereby,  including  (A) in the case of a
Mortgage  designated  as a deed of trust,  by  trustee's  sale and (B)  otherwise  by  judicial  foreclosure.  Upon default by a  Mortgagor  on a Mortgage  Loan and  foreclosure  on, or  trustee's  sale of,  the  related  Mortgaged
Property  pursuant to the proper  procedures,  the holder of the related Mortgage Note will be able to deliver good and merchantable  title to the related  Mortgaged  Property.  There is no homestead or other exemption,  other than any applicable  Mortgagor  redemption rights,  available to the related Mortgagor which would materially  interfere with the right to sell the related  Mortgaged  Property at a trustee's  sale or the right to foreclose  the related
Mortgage,  subject to  applicable  federal and state laws and judicial  precedent  with respect to  bankruptcy  and right of redemption or similar law.

(67)     Calculation  of Mortgage  Rate.  The Mortgage  Rate on each  Mortgage Loan is calculated on the basis of a year of 360 days with twelve 30-day months.

(68)     Ground  Leases.  Except as otherwise  disclosed  on the  Mortgage  Loan  Schedule,  none of the  Mortgaged
Properties is subject to a ground lease.  With respect to each Mortgaged  Property  subject to a ground lease,  (i)
the current  ground  lessor has been  identified  and all ground rents which have  previously  become due and owing have been paid; (ii) the ground lease term extends, or is automatically  renewable,  for at least five years beyond the maturity date of the related  Mortgage Loan;  (iii) the ground lease has been duly executed and recorded;  (iv)

                                                            -37-

the  amount  of the  ground  rent and any  increases  therein  are  clearly  identified  in the  lease  and are for predetermined  amounts at predetermined  times; (v) the ground rent payment is included in the Mortgagor's  monthly payment as an expense item in  determining  the  qualification  of the Mortgagor for such Mortgage  Loan;  (vi) the terms and  conditions  of the  leasehold  do not  prevent  the free and  absolute  marketability  of the  Mortgaged
Property; and (vii) the ground lease satisfies the requirements of the Fannie Mae Guide or the Freddie Mac Guide.

(69)     No Reverse Mortgage Loans.  No Mortgage Loan is a reverse mortgage loan.

(70)     Convertible  Mortgage  Loans.  With respect to ARM Loan,  the Mortgage Loan is not a Convertible  Mortgage
Loan unless otherwise indicated on and in conformity with the related Mortgage Loan Schedule.

(71)     Assumability.  None of the Mortgage Loans, by their terms, are assumable.

(72)     Collection,  Servicing and Escrow  Practices.  The  origination,  servicing and collection  practices used with respect to the Mortgage Loan have been in accordance  with the servicing  standard set forth herein,  and have been in all respects in compliance  with all applicable  laws and  regulations.  With respect to Mortgage Loans for which an escrow  account is  established,  all escrow  deposits and Escrow  Payments are in the  possession  of the
Seller and there exist no  deficiencies  in connection  therewith for which  customary  arrangements  for repayment thereof  have not been made.  With  respect to  Mortgage  Loans for which an escrow  account  is  established,  all
Escrow  Payments  have been  collected  in full  compliance  with state and federal  law.  With respect to Mortgage
Loans for which an Escrow  Account is  established,  an escrow of funds is not prohibited by applicable law and has been  established in an amount  sufficient to pay (subject to customary and routine  accruals and  adjustments) for every item which  remains  unpaid and has been  assessed,  but is not yet due and  payable.  Except as set forth on the  Mortgage  Loan  Schedule,  no escrow  deposits or Escrow  Payments or other  charges or payments in respect of delinquent  principal  and interest due to the Seller have been  capitalized  under the Mortgage or Mortgage  Note.
Any interest  required to be paid  pursuant to state,  federal and local law has been  properly  paid and credited.
All of the terms of the  related  Mortgage  Note  pertaining  to  interest  adjustments,  payment  adjustments  and adjustments of the outstanding  principal  balance,  if any, are enforceable and such  adjustments on such Mortgage
Loan have been made properly and in accordance  with the  provisions of such Mortgage  Loan,  and state and federal law.

(73)     As of the date of  origination  of the ARM Loan,  the  mortgagor  has  received all  disclosure  materials required by  applicable  law with respect to the making of the ARM Loan.  Seller shall  maintain such  documents in the Mortgage File.

         Section 3.04      Repurchase and Substitution.

         It is understood and agreed that the  representations  and warranties set forth in Sections 3.01, 3.02 and
3.03  shall  survive  the sale of the  Mortgage  Loans to the  Purchaser  and  shall  inure to the  benefit  of the
Purchaser,  notwithstanding  any  restrictive  or qualified  endorsement  on any Mortgage Note or Assignment or the examination of any Mortgage File.

         Upon  discovery by either of the Sellers or the  Purchaser of a breach of any of the  representations  and warranties  contained in Sections 3.01, 3.02 or 3.03 that materially and adversely  affects the value of a Mortgage

                                                            -38-

Loan or the interest of the Purchaser (or that  materially and adversely  affects the interests of the Purchaser in or the value of the related  Mortgage Loan, in the case of a  representation  or warranty  relating to a particular
Mortgage Loan),  the party  discovering  such breach shall give prompt written notice to the other. Any such breach or Defect (as defined in Section 2.04 herein) that causes a Mortgage Loan not to be a "qualified  mortgage"  within the meaning of Section 860G(a)(3) of the Code shall be deemed to affect the interests of the Purchaser.

         Unless  permitted a greater  period of time to cure as set forth in Section 2.04,  the  applicable  Seller shall have a period of 60 days from the  earlier of either  discovery  by or  receipt  of written  notice  from the
Purchaser to the Seller of any breach of any of the  representations  and  warranties  contained in Sections  3.01,
3.02 or 3.03 that  materially  and adversely  affects the value of a Mortgage Loan or the interest of the Purchaser
(or that  materially and adversely  affects the interests of the Purchaser in or the value of the related  Mortgage
Loan, in the case of a representation  or warranty relating to a particular  Mortgage Loan) (a "Defective  Mortgage
Loan";  provided that  "Defective  Mortgage Loan" shall also include (a) any Mortgage Loan treated or designated as such in accordance  with Section 2.04 and (b) any Mortgage  Loan  regarding  which the Mortgagor  fails to make the first  regularly  scheduled  payment of  principal  and  interest  within 30 days of its Due Date)  within which to correct or cure such breach.  If such breach can  ultimately  be cured but is not  reasonably  expected to be cured within the 60-day period,  then the applicable  Seller shall have such additional time (not to exceed an additional
30 days),  if any, as is reasonably  determined  by the Purchaser to cure such breach  provided that the Seller has commenced  curing or  correcting  such breach and is diligently  pursuing  same.  Each Seller hereby  covenants and agrees with respect to each Mortgage Loan conveyed by it that, if any breach  relating  thereto cannot be corrected or cured within the  applicable  cure period or such  additional  time, if any as is  reasonably  determined by the
Purchaser,  then such Seller shall,  at the direction of the Purchaser,  repurchase the Defective  Mortgage Loan at the applicable Repurchase Price.

         Notwithstanding  the previous  paragraph,  the applicable Seller may, at its option and assuming that such
Seller has a Qualified  Substitute  Mortgage Loan or Loans,  rather than  repurchase  the Mortgage Loan as provided above,  remove such Mortgage Loan  ("Deleted  Mortgage  Loan") and  substitute in its place a Qualified  Substitute
Mortgage Loan or Loans. If the applicable  Seller has no Qualified  Substitute  Mortgage Loan, it shall  repurchase the Defective Mortgage Loan.

         As to any Deleted  Mortgage  Loan for which the  applicable  Seller  substitutes  a  Qualified  Substitute
Mortgage Loan or Loans,  the  applicable  Seller shall effect such  substitution  by delivering to the Purchaser or its designee for such Qualified  Substitute  Mortgage Loan or Loans the Legal  Documents as are required by Section
2. Upon such  substitution,  such  Qualified  Substitute  Mortgage  Loan or Loans  shall be subject to the terms of this  Agreement  in all  respects,  and the  applicable  Seller  shall be deemed to have made with  respect to such
Qualified  Substitute  Mortgage Loan or Loans, as of the date of substitution,  the covenants,  representations and warranties set forth in Sections 3.01, 3.02 and 3.03.

         For any month in which the applicable Seller substitutes one or more Qualified  Substitute  Mortgage Loans for one or more Deleted  Mortgage  Loans,  the  applicable  Seller will  determine the amount (if any) by which the aggregate  principal balance of all such Qualified  Substitute Mortgage Loans as of the date of substitution (after application  of scheduled  principal  payments due in the month of  substitution  which have been received or as to

                                                            -39-

which an advance  has been  made) is less than the  aggregate  outstanding  principal  balance of all such  Deleted
Mortgage  Loans.  The  amount  of such  shortfall  shall  be  paid by the  applicable  Seller  on the  date of such substitution) by wire transfer of immediately available funds directly to the Purchaser's Account.

         Any repurchase of a Defective  Mortgage Loan required  hereunder  shall be  accomplished by payment of the applicable  Repurchase  Price within 3 Business Days of expiration of the applicable  time period referred to above in paragraph  3.04 by wire transfer of  immediately  available  funds directly to the  Purchaser's  Account.  It is understood  and agreed that the  obligations  of a Seller (a) set forth in this  Section 3.04 to cure any breach of such Seller's  representations  and  warranties  contained in Sections  3.01,  3.02 and 3.03 or to  repurchase  the
Defective  Mortgage  Loan(s) and (b) set forth in Section 9.01 to indemnify the  Purchaser in  connection  with any breach of a Seller's  representations  and warranties  contained in Sections 3.01,  3.02 and 3.03 shall  constitute the sole remedies of the Purchaser  respecting a breach of such  representations  and  warranties.  Notwithstanding any of the  foregoing,  if a breach  or  Defective  Document  would  cause  the  Mortgage  Loan to be other  than a
"qualified  mortgage," as defined in Section  860G(a)(3) of the Code,  any such  repurchase  or  substitution  must occur  within  forty-five  (45) days from the date the breach or  Defective  Document  was  discovered  unless such breach is cured during such period.

         If pursuant to the  foregoing  provisions  the Seller  repurchases a Mortgage Loan that is a MERS Mortgage
Loan,  the Servicer  shall either (i) cause MERS to execute and deliver an assignment of the Mortgage in recordable form to  transfer  the  Mortgage  from  MERS to the  Seller  and shall  cause  such  Mortgage  to be  removed  from registration  on the MERS® System in accordance  with MERS's rules and  regulations or (ii) cause MERS to designate on the MERS® System the Seller as the beneficial holder of such Mortgage Loan.

         In the event of a repurchase or  substitution,  the Seller shall,  simultaneously  with such repurchase or substitution,  give  written  notice (by  telecopier,  electronically  or  otherwise)  to the  Purchaser  that such repurchase or substitution  has taken place,  amend the related Mortgage Loan Schedule to reflect the withdrawal of the Deleted Mortgage Loan from this Agreement,  and in the case of substitution,  identify the Qualified Substitute
Mortgage  Loan(s)  and amend the  related  Mortgage  Loan  Schedule  to  reflect  the  addition  of such  Qualified
Substitute Mortgage Loan(s) this Agreement.

         The parties  further agree that, in  recognition  of the Trust's  rights against PHH Mortgage with respect to the Mortgage  Loans  acquired by it from PHH Mortgage and conveyed to the  Purchaser  hereunder,  the  Purchaser shall have the right to cause PHH Mortgage to  repurchase  directly any  Defective  Mortgage  Loan (other than as a result of a breach by the Trust of Section  3.03 (3) or 3.03(16)  hereof,  in which case the  Purchaser  shall have the right to cause the Trust to  repurchase  directly  the  Defective  Mortgage  Loan)  acquired  hereunder  by the
Purchaser from the Trust.

         In the event that any Mortgage  Loan is held by a REMIC,  notwithstanding  any contrary  provision of this
Agreement,  with  respect to any Mortgage  Loan that is not in default or as to which no default is  imminent,  the
Purchaser  may, in  connection  with any  repurchase  or  substitution  of a Mortgage Loan pursuant to this Section
3.03,  require  that the Seller  deliver,  at the Seller's  expense,  an Opinion of Counsel to the effect that such repurchase or  substitution  will not (i) result in the  imposition of taxes on "prohibited  transactions"  of such
REMIC (as defined in Section  860F of the Code) or  otherwise  subject the REMIC to tax, or (ii) cause the REMIC to fail to qualify as a REMIC at any time.

                                                            -40-

         Section 3.05      Payment Default; Exercise of Rescission Right.

         If the related  Mortgagor is thirty (30) days or more  delinquent  with respect to any one of the Mortgage
Loan's first 2 Monthly  Payments due the Purchaser after the Cut-off Date, the Seller,  at the Purchaser's  option, shall  repurchase such Mortgage Loan from the Seller at the Repurchase  Price.  In the event a Mortgagor  exercises any right of  rescission  it may have with respect to the related  Mortgage  Loan that arises as a result of an act or omission  prior to the related  Closing  Date,  the PHH Mortgage  shall  repurchase  such  Mortgage  Loan at the related  Repurchase Price within thirty (30) days of receiving notice of such Mortgagor's  intention to rescind the
Mortgage Loan.

         Section 3.06      Premium Recapture.

         If any Mortgage Loan prepays in full prior to 30 days  following  the Closing Date,  then (i) with respect to any such  Mortgage  Loan that does not provide for a Prepayment  Premium,  the Seller will pay to the  Purchaser the premium  paid by the  Purchaser  in excess of par as set forth in the related  Purchase  Price and Terms Letter and (ii) with respect to any such  Mortgage Loan that  provides for a Prepayment  Premium,  the Seller shall pay to the  Purchaser  the excess,  if any, of (a) the premium paid by the  Purchaser in excess of par as set forth in the related Purchase Price and Terms Letter over (b) the amount of such Prepayment Premium.

         The Seller  shall pay the  amounts  payable  under  clauses  (i) and (ii)  above,  for the  benefit of the
Purchaser or any assignee of the  Purchaser,  by depositing  such amount into the Custodial  Account  maintained by the Seller or the similar  account  maintained  by any  Successor  Servicer at the time that the amount  prepaid on such  Mortgage Loan is required to be deposited  into such account or,  following  the related  Servicing  Transfer
Date, within thirty (30) days following receipt of written demand and appropriate supporting documentation.

         Section 3.07      Certain Covenants of each Seller and the Servicer.

         Without  incurring  undue  effort or any cost except the Seller's  overhead or employees ' salaries,  each
Seller shall take  reasonable  steps to assist the  Purchaser,  if the  Purchaser  so requests by 30 days'  advance written notice to the related Seller or Sellers (it is agreed that  electronic  mail shall not be considered  valid notification  if not  followed by verbal  communication  by the  Purchaser to the related  Seller or  Sellers),  in re-selling the Mortgage  Loans in a whole loan sale or in  securitizing  the Mortgage  Loans and selling  undivided interests in such Mortgage Loans in a public offering or private  placement or selling  participating  interests in such  Mortgage  Loans,  which steps may include,  (a)  providing  any  information  relating to the Mortgage  Loans reasonably necessary to assist in the preparation of any disclosure  documents,  (b) providing information relating to  delinquencies  and defaults with respect to the Servicer's  servicing  portfolio (or such portion thereof as is similar to the Mortgage  Loans),  (c) entering into any other  servicing,  custodial or other  similar  agreements, that are consistent  with the provisions of this  Agreement,  and which contain such provisions as are customary in securitizations  rated "AAA" (including a  securitization  involving a REMIC) (a  "Securitization",  (d) to restate the  representations  and warranties  contained in Article III hereof as of the closing date of such Securitization or whole loan sale;  provided,  however,  Servicer may qualify and/or modify any such representations or warranties

                                                            -41-

to reflect any facts or  circumstances  arising  subsequent to the related  Funding Date, (e) provide such opinions of counsel as are customary in such transactions,  provided,  however, that any opinion of outside counsel shall be provided  at  Purchaser's  expense  and (f)  provide  Sarbanes-Oxley  certification  in the form of Exhibit  11. In connection  with such a  Securitization,  the Purchaser  may be required to engage a master  servicer or trustee to determine the allocation of payments to and make  remittances to the  certificateholders,  at the Purchaser's  sole cost and  expense.  In the event that a master  servicer or trustee is  requested  by the  Purchaser  to  determine the allocation of payments and to make  remittances to the  certificateholders,  the Servicer agrees to service the
Mortgage Loans in accordance  with the  reasonable and customary  requirements  of such  Securitization,  which may include  the  Servicer's  acting as a  subservicer  in a master  servicing  arrangement.  With  respect to the then owners of the Mortgage Loans,  the Servicer shall  thereafter deal solely with such master servicer or trustee,  as the case may be with  respect to such  Mortgage  Loans  which are  subject to the  Securitization  and shall not be required to deal with any other party with respect to such Mortgage Loans.  The cost of such  securitization  shall be borne by the Purchaser.  Without  limiting the foregoing,  in connection with each  Securitization  Transaction,
Purchaser  shall pay Servicer a fee in the amount of $1,500.00,  and, to the extent the Servicer deems it necessary to retain outside counsel, reimburse Servicer for all reasonable legal fees and expenses incurred by the Servicer.

                                                    ARTICLE IV:

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER AND CONDITIONS PRECEDENT TO FUNDING

              Section 4.01 Representations and Warranties

         The  Purchaser  represents,  warrants  and  covenants  to the Seller that as of each Funding Date or as of such date specifically provided herein:

(1)      Due  Organization.  The  Purchaser is an entity duly  organized,  validly  existing  and in good  standing under the laws of its  jurisdiction of  organization,  and has all licenses  necessary to carry on its business now being  conducted and is licensed,  qualified  and in good  standing  under the laws of each state where a Mortgaged
Property is located or is otherwise  exempt  under  applicable  law from such  qualification  or is  otherwise  not required under applicable law to effect such  qualification;  no demand for such  qualification  has been made upon the Purchaser by any state having  jurisdiction  and in any event the  Purchaser is or will be in  compliance  with the laws of any such state to the extent necessary to enforce each Mortgage Loan.

(2)      Due  Authority.  The  Purchaser  had the full power and  authority and legal right to acquire the Mortgage
Loans that it acquired.  The Purchaser  has the full power and  authority to hold each Mortgage  Loan, to sell each
Mortgage  Loan  and  to  execute,  deliver  and  perform,  and to  enter  into  and  consummate,  all  transactions contemplated  by this  Agreement.  The Purchaser has duly  authorized  the execution,  delivery and  performance of this Agreement,  has duly executed and delivered this Agreement,  and this Agreement,  assuming due  authorization, execution  and  delivery  by the  Seller,  constitutes  a legal,  valid and binding  obligation  of the  Purchaser,
enforceable  against  it  in  accordance  with  its  terms,  subject  to  applicable  bankruptcy,   reorganization,
receivership,  conservatorship,  insolvency,  moratorium and other laws relating to or affecting  creditors' rights generally  or  the  rights  of  creditors  of  banks  and  to  the  general  principles  of  equity  (whether  such enforceability is considered in a proceeding in equity or at law);

                                                            -42-

(3)      No Conflict.  None of the execution and delivery of this Agreement,  the  acquisition or  origination,  as applicable,  of the Mortgage Loans by the Purchaser,  the purchase of the Mortgage Loans,  the  consummation of the transactions  contemplated  hereby,  or the  fulfillment  of or  compliance  with the terms and  conditions of this
Agreement,  will  conflict  with or  result  in a breach  of any of the  terms,  conditions  or  provisions  of the
Purchaser's  organizational  documents and bylaws or any legal  restriction or any agreement or instrument to which the Purchaser is now a party or by which it is bound,  or constitute a default or result in an  acceleration  under any of the foregoing,  or result in the violation of any law, rule, regulation,  order, judgment or decree to which the  Purchaser  or its  property is  subject,  or impair the ability of the  Purchaser  to realize on the  Mortgage
Loans, or impair the value of the Mortgage Loans;

(4)      Ability to  Perform.  The  Purchaser  does not  believe,  nor does it have any reason or cause to believe, that it cannot perform each and every covenant contained in this Agreement;

(5)      No Material Default.  The Purchaser is not in material default under any agreement,  contract,  instrument or indenture of any nature  whatsoever  to which the  Purchaser is a party or by which it (or any of its assets) is bound,  which  default would have a material  adverse  effect on the ability of the Purchaser to perform under this
Agreement,  nor, to the best of the  Purchaser's  knowledge,  has any event occurred which,  with notice,  lapse of time or both would  constitute a default  under any such  agreement,  contract,  instrument or indenture and have a material adverse effect on the ability of the Purchaser to perform its obligations under this Agreement;

(6)      Litigation  Pending.  There is no action,  suit,  proceeding or  investigation  pending or, to the best of the  Purchaser's  knowledge,  threatened,  against  the  Purchaser,  which,  either in any one  instance  or in the aggregate,  if determined  adversely to the Purchaser would adversely affect the Purchasers  ability to purchase of the  Mortgage  Loans or the  execution,  delivery or  enforceability  of this  Agreement  or result in any material liability of the Purchaser,  or draw into question the validity of this Agreement,  or the Mortgage Loans or have a material adverse effect on the financial condition of the Purchaser;

(7)      Broker.  The  Purchaser  has not dealt with any broker or agent or anyone  else who might be entitled to a fee or commission in connection with this transaction.

(8)      No Consent  Required.  No consent,  approval,  authorization or order of any court or governmental  agency or body is  required  for the  execution,  delivery  and  performance  by the  Purchaser  of or  compliance  by the
Purchaser  with this  Agreement,  the purchase of the  Mortgage  Loans from the Seller or the  consummation  of the transactions  contemplated by this Agreement or, if required,  such approval has been obtained prior to the Funding
Date;

(9)      Ordinary Course of Business.  The  consummation of the  transactions  contemplated by this Agreement is in the ordinary course of business of the Purchaser;

(10)     Non-Petition  Agreement.  The Purchaser covenants and agrees that it shall not, prior to the date which is one year and one day (or if longer,  the applicable  preference period then in effect) after the payment in full of all rated obligations of Bishop's Gate Residential Mortgage Trust,  acquiesce,  petition or otherwise,  directly or indirectly,  invoke or cause Bishop's Gate  Residential  Mortgage  Trust to invoke the process of any  governmental

                                                            -43-

authority  for the purpose of commencing or sustaining a case against  Bishop's  Gate  Residential  Mortgage  Trust under any federal or state bankruptcy,  insolvency or similar law or appointing a receiver,  liquidator,  assignee, trustee,  custodian,  sequestrator,  or other similar  official of Bishop's Gate Residential  Mortgage Trust.  This covenant and agreement shall be binding upon the Purchaser and any assignee or transferee of the Purchaser;

(11)     No Untrue Information.  Neither this Agreement nor any statement,  report or other agreement,  document or instrument  furnished or to be furnished  pursuant to this Agreement contains or will contain any materially untrue statement of fact or omits or will omit to state a fact  necessary  to make the  statements  contained  therein not misleading;

(12)     Privacy.  Purchaser  agrees and acknowledges  that as to all nonpublic  personal  information  received or obtained  by it with  respect  to any  Mortgagor:  (a)  such  information  is and  shall  be held by  Purchaser  in accordance with all applicable law,  including but not limited to the privacy  provisions of the Gramm-Leach Bliley
Act;  (b) such  information  is in  connection  with a  proposed  or actual  secondary  market  sale  related  to a transaction of the Mortgagor for purposes of 16  C.F.R.§313.14(a)(3);  and (c) Purchaser is hereby  prohibited from disclosing or using any such information  other than to carry out the express  provisions of this Agreement,  or as otherwise permitted by applicable law; and

(13)     MERS.  The  Purchaser  will  endeavor  in good  faith to  become a member  of MERS as soon as  practicably possible,  in good  standing,  and,  after such time that it becomes a member of MERS,  will comply in all material respects with the rules and procedures of MERS in connection  with the  Purchaser's  performance of its obligations under this Agreement  with respect to the Mortgage  Loans,  for as long as such Mortgage Loans are registered  with
MERS.

         Section 4.02      Conditions Precedent to Closing

         Each purchase of Mortgage Loans hereunder shall be subject to each of the following conditions:

         (a)      All of the  representations  and  warranties  of Seller  under the PHH  Guide,  and of Seller and
Purchaser  under this Agreement  shall be true and correct as of the Funding Date, and no event shall have occurred which,  with notice or the passage of time,  would constitute an Event of Default under this Agreement or under the
PHH Guide;

         (b)      Purchaser  shall have  received,  or  Purchaser's  attorneys  shall have received in escrow,  all closing  documents  as  specified  herein,  in such forms as are agreed  upon and  acceptable  to  Purchaser,  duly executed by all signatories other than Purchaser as required pursuant to the respective terms thereof;

         (c)      All other terms and conditions of this Agreement shall have been complied with.

         Subject to the foregoing  conditions,  Purchaser  shall pay to Seller on each Funding Date the  applicable
Purchase Price as provided herein.

                                                            -44-

                                                    ARTICLE V:

                                  ADMINISTRATION AND SERVICING OF MORTGAGE LOANS

         Section 5.01      PHH Mortgage to Act as Servicer;  Servicing Standards;  Additional Documents; Consent of
the Purchaser

(1)      The Servicer,  as independent  contract servicer,  shall service and administer the Mortgage Loans and REO
Property from and after each Funding Date in accordance  with the  Applicable  Requirements  and with the terms and provisions of the Mortgage  Loans,  applicable law and the terms and provisions of this Agreement for and on behalf of, and in the best  interests of, the Purchaser  (without  taking into account any  relationship  the Servicer may have with any Mortgagor or other Person,  the  participation,  if any, of the Servicer in any financing provided in connection with the sale of any Mortgaged Property,  or the Servicer's  obligation to advance any expenses or incur any costs in the  performance  of its duties  hereunder)  in  accordance  with a standard that is not less than the higher of (a) the same care,  skill,  prudence and diligence with which it services similar assets held for its own or its  Affiliates'  account and (b) the same care,  skill,  prudence and diligence with which it services  similar assets for third  party  institutional  investors,  in each case in  accordance  with the Fannie Mae Single  Family
Servicing  Guide, the Fannie Mae Single Family Selling Guide and the customary  mortgage  originating and servicing practices of prudent  mortgage lending  institutions  which service mortgage loans of the same type as the Mortgage
Loans in the jurisdiction  where the related  Mortgaged  Property is located.  Subject to the foregoing  standards, in connection  with such servicing and  administration,  the Servicer shall seek to maximize the timely recovery of principal  and interest on the Mortgage  Notes;  provided  that nothing  contained  herein shall be construed as an express or implied  guarantee by the Servicer of the  collectibility  of payments on the Mortgage Loans or shall be construed as impairing or adversely  affecting any rights or benefits  specifically  provided by this  Agreement to the Seller, including with respect to Servicing Fees.

         In the event that any of the  Mortgage  Loans  included on the  Mortgage  Loan  Schedule  for a particular
Funding Date are  Additional  Collateral  Mortgage  Loans (as defined in Exhibit 13 hereto),  Seller and  Purchaser shall enter into an Additional  Collateral  Servicing  Agreement,  substantially  in the form of Exhibit 13 hereto, and such  Additional  Collateral  Mortgage  Loans will be  serviced  in  accordance  with the terms of the  related
Additional Collateral Servicing Agreement and the terms of this Agreement.

(2)      To the extent  consistent with Section  5.01(1) and further  subject to any express  limitations set forth in this Agreement,  the Servicer (acting alone or, solely in the circumstances permitted hereunder,  acting through a  subservicer)  shall have full power and  authority to do or cause to be done any and all things that it may deem necessary or desirable in  connection  with such  servicing and  administration,  including the power and authority
(a) to execute and deliver,  on behalf of the Purchaser,  customary  consents or waivers and other  instruments and documents  (including  estoppel  certificates),  (b)  to  consent  to  transfers  of  any  Mortgaged  Property  and assumptions of the Mortgage  Notes and related  Mortgages,  (c) to submit claims to collect any Insurance  Proceeds and Liquidation  Proceeds,  (d) to consent to the application of any Insurance Proceeds or Condemnation Proceeds to
the  restoration  of the  applicable  Mortgaged  Property or  otherwise,  (e) to bring an action in a court of law, including an unlawful detainer action,  to enforce rights of the Purchaser with respect to any Mortgaged  Property,
(f) to  execute  and  deliver,  on  behalf of the  Purchaser,  documents  relating  to the  management,  operation,

                                                            -45-

maintenance,  repair,  leasing,  marketing  and sale of any  Mortgaged  Property  or any REO  Property,  and (g) to
effectuate  foreclosure or other conversion of the ownership of the Mortgaged  Property securing any Mortgage Loan;
provided  that the  Servicer  shall not take any action  not  provided  for in this  Agreement  that is  materially inconsistent  with or  materially  prejudices  the interest of the  Purchaser  in any  Mortgage  Loan or under this
Agreement.  If  reasonably  requested by the  Servicer,  the  Purchaser  shall furnish the Servicer with a power of attorney in the form of Exhibit  5.01(a) and other  documents  reasonably  necessary or  appropriate  to enable the
Servicer to service and administer the Mortgage Loans and the REO Properties,  including  documents relating to the
foreclosure,   receivership,   management,   operation,  maintenance,  repair,  leasing,  marketing  and  sale  (in foreclosure  or otherwise)  of any Mortgaged  Property or any REO  Property.  Nothing  contained in this  Agreement shall limit the ability of the Servicer to lend money to (whether on a secured or unsecured  basis),  and otherwise generally  engage in any kind of business or dealings  with,  any Mortgagor as though the Servicer were not a party to this Agreement or to the transactions contemplated hereby.

(3)      Notwithstanding anything to the contrary contained herein:

         (a)      the  Servicer  acknowledges  that the  Purchaser  will  retain  title to, and  ownership  of, the
Mortgage  Loans and the REO  Properties  and that the  Servicer  does not  hereby  acquire  any title to,  security interest in, or other rights of any kind in or to any Mortgage Loan or REO Property or any portion thereof;

         (b)      the Servicer shall not file any lien or any other  encumbrance  on,  exercise any right of setoff against,  or attach or assert any claim in or on any Mortgage Loan or REO Property,  unless authorized  pursuant to a judicial or administrative proceeding or a court order;

         (c)      the  Servicer  shall,  in  servicing  the Mortgage  Loans,  follow and comply with the  servicing guidelines  established  by Fannie Mae;  provided  that the Servicer  shall  specifically  notify the  Purchaser in writing and obtain the  Purchaser's  written  consent prior to the Servicer  taking any of the  following  actions:
(1) modifying,  amending or waiving any of the financial terms of, or making any other material  modifications  to, a Mortgage Loan,  except the Servicer may be permitted to do so in the event of a Specially  Serviced Mortgage Loan or with respect to a Mortgage  Loan  insured by HUD, the VA or a Primary  Insurance  Policy,  upon the  Mortgagor's request,  accept a  principal  prepayment  and  re-amortize  the then  remaining  principal  balance  over the then remaining term of the loan  (resulting in a lower  scheduled  monthly  payment but no change in the maturity date);
(2) selling any Specially  Serviced  Mortgage  Loan;  (3)  forgiving  principal or interest on, or permitting to be satisfied  at a discount,  any  Mortgage  Loan  except in the event of a  Specially  Serviced  Mortgage  Loan;  (4)
accepting  substitute or additional  collateral,  or releasing any collateral,  for a Mortgage Loan, or (5) making, with  respect to any REO  Property,  Servicing  Advances  provided  that the  Servicer  shall not be required to so advise the  Purchaser to the extent that each related  Servicing  Advance as to the related  Mortgaged  Property or
REO Property is in the best  interests of the  Purchaser or other owner of the Mortgage Loan and that are deemed to be  recoverable  by the Servicer.  If the Purchaser has not approved or rejected in writing any proposed  action(s)
recommended  by the  Servicer to be taken  hereunder  within 20 Business  Days of the date such  recommendation  is made,  then the Purchaser  shall be deemed to have rejected such  recommended  action(s) and the Servicer shall not take any such action(s);

                                                            -46-

         (d)      the Servicer shall notify the Purchaser of any  modification,  waiver or amendment of any term of any Mortgage  Loan and the date thereof and shall  deliver to the  Purchaser,  for deposit in the related  Mortgage
File,  an original  counterpart  of the  agreement  relating to such  modification,  waiver or  amendment  promptly following the execution thereof;

         (e)      the  Servicer  shall  remain  primarily  liable  for  the  full  performance  of its  obligations hereunder notwithstanding any appointment by the Servicer of a subservicer or subservicers hereunder; and

         (f)      the  Purchaser may at any time and from time to time,  in its sole  discretion,  upon 30 Business
Days written notice to the Servicer,  terminate the Servicer's servicing  obligations hereunder with respect to (1)
any REO Property or (2) any Mortgage Loan that, in accordance with the Purchaser's  internal credit  classification criteria,  has been classified as "doubtful" or a "loss".  Upon the  effectiveness  of any such  termination of the
Servicer's  servicing  obligations  with respect to any such REO  Property or Mortgage  Loan,  the  Servicer  shall deliver  all  agreements,  documents,  and  instruments  related  thereto  to the  Purchaser,  in  accordance  with applicable law.

         Section 5.02      Collection of Mortgage Loan Payments

         Continuously  from the date hereof until the  principal  and  interest on all  Mortgage  Loans are paid in full,  the Servicer  will proceed  diligently  to collect all payments due under each  Mortgage  Loan when the same shall become due and payable and shall, to the extent such  procedures  shall be consistent with this Agreement and the terms and provisions of any related Primary Insurance Policy,  follow such collection  procedures as it follows with respect to mortgage loans  comparable to the Mortgage Loans,  which  procedures shall in any event comply with the servicing  standards set forth in Section 5.01.  Furthermore,  the Servicer shall ascertain and estimate annual ground rents, taxes,  assessments,  fire and hazard insurance premiums,  mortgage insurance premiums, and all other charges that, as provided in the Mortgages,  will become due and payable to the end that the  installments  payable by the Mortgagors will be sufficient to pay such charges as and when they become due and payable.

         Section 5.03      Reports for Specially Serviced Mortgage Loans and Foreclosure Sales.

         The Servicer  shall,  within five (5) calendar days following  each Record Date,  deliver to the Purchaser monthly reports  (substantially  in the form of Exhibit 6.02(h) and Exhibit 6.02(i)  attached  hereto) with respect to all Specially  Serviced Mortgage Loans. In addition,  the Servicer shall,  within one (1) Business Day following the occurrence of any foreclosure  sale with respect to any Mortgaged  Property,  deliver to the Purchaser a notice of foreclosure sale substantially in the form of Exhibit 5.03 attached hereto.

         Section 5.04      Establishment of Collection Account; Deposits in Collection Account.

         The Servicer  shall  segregate and hold all funds  collected  and received  pursuant to each Mortgage Loan separate  and apart from any of its own funds and  general  assets and shall  establish  and  maintain  one or more
Collection  Accounts,  in the form of time deposit or demand accounts.  Each custodial Account shall be an Eligible
Account.  The creation of any  Collection  Account  shall be evidenced by a  certification  in the form of Exhibit
5.04-1 attached  hereto,  in the case of an account  established  with the Servicer,  or a letter  agreement in the form of Exhibit 5.04-2  attached  hereto,  in the case of an account held by a depository  other than the Servicer.
In either case, a copy of such certification or letter agreement shall be furnished to the Purchaser.

                                                            -47-

         The Servicer  shall  deposit in the  Collection  Account on a daily basis,  within two Business Days after receipt (or as  otherwise  required  pursuant to this  Agreement  in the case of clauses  (8), (9) and (10) of this
Section 5.04) and retain therein the following  payments and collections  received or made by it subsequent to each
Funding  Date,  or received by it prior to the Funding Date but  allocable to a period  subsequent  thereto,  other than in respect of principal and interest on the Mortgage Loans due on or before the Funding Date:

(1)      all payments on account of principal, including Principal Prepayments, on the Mortgage Loans;

(2)      all payments on account of interest on the Mortgage  Loans,  less the applicable  Servicing Fee, which fee shall be payable solely out of the interest portion of the Monthly Payment;

(3)      all Liquidation Proceeds;

(4)      all REO Proceeds;

(5)      all Insurance  Proceeds,  including  amounts required to be deposited  pursuant to Sections 5.10 and 5.11, other than  proceeds to be held in the Escrow  Account and applied to the  restoration  or repair of the  Mortgaged
Properties  or  released  to  the  applicable  Mortgagors  in  accordance  with  the  Servicer's  normal  servicing procedures, the related Mortgages or applicable law;

(6)      all  Condemnation  Proceeds  affecting  any  Mortgaged  Property  which are not released to a Mortgagor in accordance with the Servicer's normal servicing procedures, the related Mortgage or applicable law;

(7)      any Monthly Advances in accordance with Section 6.03;

(8)      any amounts  required to be  deposited by the Servicer  pursuant to Section  5.11 in  connection  with the deductible  clause in any blanket hazard  insurance  policy,  such deposit to be made from the Servicer's own funds without reimbursement therefor;

(9)      any amounts  required to be  deposited by the Servicer  pursuant to Section  5.16 in  connection  with any losses on Permitted Investments; and

(10)     any amounts  required to be  deposited  in the  Collection  Account  pursuant to Sections  7.01 or 7.02 or otherwise pursuant to the terms hereof.

The foregoing  requirements  for deposit in the  Collection  Account shall be exclusive,  it being  understood  and agreed that,  without limiting the generality of the foregoing,  payments in the nature of late payment charges and assumption  fees, to the extent  permitted by Section 7.01, need not be deposited by the Servicer in the Collection
Account and shall be retained by the Servicer as additional compensation.

                                                            -48-

         Section 5.05      Permitted Withdrawals from the Collection Account.

The  Servicer  may,  from  time to time in  accordance  with  the  provisions  hereof,  withdraw  amounts  from the
Collection Account for the following purposes (without duplication):

(1)      to reimburse  itself for  unreimbursed  Monthly  Advances  and  Servicing  Advances  that the Servicer has determined to be Non-Recoverable Advances as provided in Section 6.04;

(2)      to make payments to the Purchaser in the amounts,  at the times and in the manner  provided for in Section
6.01;

(3)      to reimburse itself for unreimbursed Monthly Advances;

(4)      to reimburse  itself for  unreimbursed  Servicing  Advances and for  unreimbursed  Monthly  Advances,  the
Servicer's  right to reimburse  itself  pursuant to this  Subsection  (3) with  respect to any Mortgage  Loan being limited to related Liquidation Proceeds,  Condemnation  Proceeds, and Insurance Proceeds, it being understood that, in the case of such  reimbursement,  the  Servicer's  right thereto shall be prior to the rights of the  Purchaser, except  that,  where a Seller or the  Servicer is required to  repurchase  (or  substitute  a Qualified  Substitute
Mortgage  Loan for) a Mortgage Loan  pursuant to Sections  2.04,  3.04 and/or 7.02,  the  Servicer's  right to such reimbursement  shall be subsequent and  subordinate  to the payment to the Purchaser of the  applicable  Repurchase
Price (or  delivery of a  Qualified  Substitute  Mortgage  Loan) and all other  amounts  required to be paid to the
Purchaser with respect to such Mortgage Loan;

(4) to pay to itself as  additional  servicing  compensation  (a) any  interest  earned on funds in the  Collection
Account (all such  interest to be withdrawn  monthly not later than each  Remittance  Date) and (b) any  prepayment penalties or premiums  relating to any  Principal  Prepayments;  provided  that no such amounts shall be payable as servicing  compensation  to the extent  they  relate to a Mortgage  Loan with  respect to which a default,  breach, violation,  or event of  acceleration  exists or would  exist but for the lapse of time,  the giving of notice,  or both;

(5) to pay to itself with respect to each Mortgage Loan that has been  repurchased  pursuant to Sections 2.04, 3.04 and/or 7.02 all amounts received  thereon and not distributed as of the date on which the related  Repurchase Price is determined  (except to the extent that such amounts  constitute  part of the Repurchase  Price to be remitted to the Purchaser);

(6) to remove any amounts deposited into the Collection Account in error; and

(7) to clear and terminate the Collection  Account in the event a new Collection  Account has been established,  or upon the termination of this Agreement,  with any funds contained  therein to be distributed in accordance with the terms of this Agreement.

         The  Servicer  shall keep and maintain a separate,  detailed  accounting,  on a Mortgage  Loan-by-Mortgage
Loan basis, for the purpose of justifying any withdrawal from the Collection Account pursuant to this Section.

         Section 5.06      Establishment of Escrow Accounts; Deposits in Escrow.

         The Servicer  shall  segregate and hold all funds  collected  and received  pursuant to each Mortgage Loan which  constitute  Escrow  Payments  separate  and apart  from any of its own funds and  general  assets  and shall

                                                            -49-

establish and maintain one or more Escrow Accounts,  in the form of time deposit or demand  accounts.  The creation of any Escrow Account shall be evidenced by a certification  in the form shown on Exhibit 5.06-1  attached  hereto, in the case of an  account  established  with the  Servicer,  or a letter  agreement  in the form shown on Exhibit
5.06-2 attached  hereto,  in the case of an account held by a depository  other than the Servicer,  such depository having been  consented  to by the  Purchaser.  In either  case, a copy of such  certification  or letter  agreement shall be furnished to the Purchaser.  Each Escrow Account shall be an Eligible Account.

         The Servicer  shall  deposit in each Escrow  Account  within two Business Days after  receipt,  and retain therein,  (i) all Escrow Payments  collected on account of the related  Mortgage Loans for the purpose of effecting timely payment of any such items as required  under the terms of this  Agreement,  and (ii) all Insurance  Proceeds which  are to be  applied  to the  restoration  or  repair of any  Mortgaged  Property.  The  Servicer  shall  make withdrawals  therefrom  only to effect such payments as are required  under Sections 5.07 and/or 5.08. The Servicer shall be  entitled  to retain  any  interest  paid on funds  deposited  in the  Escrow  Account  by the  depository institution  other than interest on escrowed  funds  required by law to be paid to the Mortgagor and, to the extent required by law,  the Servicer  shall pay  interest on escrowed  funds to the  Mortgagor  notwithstanding  that the
Escrow Account is  non-interest  bearing or that interest paid thereon is insufficient  for such purposes,  without any right of reimbursement therefor.

         Section 5.07      Permitted Withdrawals From Escrow Accounts.

         Withdrawals  from any Escrow  Account may be made by the Servicer  only (i) to effect  timely  payments of ground rents, taxes,  assessments,  water rates, hazard insurance premiums,  Primary Insurance Policy premiums,  if applicable,  and comparable  items  constituting  Escrow Payments for the related  Mortgage,  (ii) to reimburse the
Servicer  for any  Servicing  Advance made by the Servicer  with respect to a related  Mortgage  Loan but only from amounts  received on the related  Mortgage Loan that  represent  late payments or  collections  of Escrow  Payments thereunder,  (iii) to refund to the Mortgagor  any funds as may be determined to be overages,  (iv) if permitted by applicable  law, for transfer to the Collection  Account in accordance  with the terms of this  Agreement,  (v) for application  to the  restoration  or repair of the Mortgaged  Property in accordance  with the terms of the related
Mortgage Loan,  (vi) to pay to the Servicer,  or to the Mortgagor to the extent  required by law, any interest paid on the funds deposited in the Escrow  Account,  (vii) to reimburse a Mortgagor in connection with the making of the
Payoff of the related  Mortgage  Loan or the  termination  of all or part of the escrow  requirement  in connection with the Mortgage Loan,  (viii) to remove any amounts  deposited into the Escrow Account in error; or (ix) to clear and terminate the Escrow Account on the termination of this Agreement.

         Section 5.08      Payment  of Taxes,  Insurance  and  Other  Charges;  Maintenance  of  Primary  Insurance
Policies; Collections Thereunder.

         With respect to each Mortgage Loan, the Servicer shall  maintain  accurate  records  reflecting the status of  ground  rents,  taxes,  assessments,  water  rates and other  charges  which are or may  become a lien upon the
Mortgaged  Property and the status of Primary Insurance Policy premiums and fire and hazard insurance  coverage and shall obtain, from time to time, all bills for the payment of such charges,  including renewal premiums,  and shall effect payment thereof prior to the applicable  penalty or termination  date and at a time appropriate for securing maximum  discounts  allowable,  employing for such purpose  deposits of the  Mortgagor in the Escrow  Account which shall have been  estimated and  accumulated by the Servicer in amounts  sufficient  for such  purposes,  as allowed

                                                            -50-

under the terms of the Mortgage and applicable  law. If a Mortgage does not provide for Escrow  Payments,  then the
Servicer  shall  require  that any such  payments be made by the  Mortgagor  at the time they first become due. The
Servicer assumes full  responsibility  for the timely payment of all such bills and shall effect timely payments of all such bills  irrespective  of the Mortgagor's  faithful  performance in the payment of same or the making of the
Escrow  Payments  and shall make  advances  from its own funds to effect  such  payments  but shall be  entitled to reimbursement thereof in accordance with the terms of this Agreement.

         The  Servicer  shall  maintain  in full force and effect a Primary  Insurance  Policy,  conforming  in all respects to the description set forth in Section  3.03(30),  issued by an insurer  described in that Section,  with respect to each  Mortgage Loan for which such  coverage is required.  Such  coverage  will be maintained  until the
Loan-to-Value  Ratio of the related  Mortgage  Loan is reduced to 75% or less in the case of a Mortgage Loan having a  Loan-to-Value  Ratio at  origination  in excess of 80% or until such time, if any, as such insurance is required to be released in accordance  with the provisions of applicable  law including,  but not limited to, the Homeowners
Protection  Act of 1998.  The Servicer  shall ensure that all premiums due under any Primary  Insurance  Policy are paid in a timely  manner,  but,  shall be entitled to  reimbursement  pursuant to the terms of this  Agreement  for premiums  paid by the Servicer on behalf of any  Mortgagor  who is  obligated to pay such  premiums but fails to do
so. The  Servicer  shall not cancel or refuse to renew any Primary  Insurance  Policy in effect on the Funding Date that is required to be kept in force under this Agreement  unless a replacement  Primary  Insurance Policy for such canceled or nonrenewed  policy is obtained from and maintained in conformance with terms of Section  3.03(30).  The
Servicer  shall not take any action  which would  result in  noncoverage  under any  applicable  Primary  Insurance
Policy of any loss which, but for the actions of the Servicer,  would have been covered  thereunder.  In connection with any  assumption or  substitution  agreement  entered into or to be entered into pursuant to Section 7.01,  the
Servicer shall promptly notify the insurer under the related Primary  Insurance  Policy, if any, of such assumption or  substitution  of liability in accordance  with the terms of such policy and shall take all actions which may be required by such insurer as a condition to the  continuation  of coverage under the Primary  Insurance  Policy.  If such Primary  Insurance Policy is terminated as a result of such assumption or substitution of liability,  then the
Servicer shall obtain,  and, except as otherwise provided above,  maintain,  a replacement Primary Insurance Policy as provided above.

         In connection with its activities as servicer,  the Servicer  agrees to prepare and present,  on behalf of itself  and the  Purchaser,  claims to the  insurer  under any  Primary  Insurance  Policy in a timely  fashion  in accordance  with the terms of such  policies  and, in this  regard,  to take such action as shall be  necessary  to permit  recovery under any Primary  Insurance  Policy  respecting a defaulted  Mortgage  Loan.  Pursuant to Section
5.04,  any amounts  collected  by the  Servicer  under any  Primary  Insurance  Policy  shall be  deposited  in the
Collection Account, subject to withdrawal in accordance with Section 5.05.

         Section 5.09      Transfer of Accounts.

         The  Servicer  may  transfer  the  Collection  Account or any Escrow  Account  to a  different  depository institution  from time to time;  provided  that (i) no such  transfer  shall be made unless all  certifications  or letter  agreements  required under Section 5.04 have been executed and delivered by the parties  thereto;  and (ii)
concurrently  upon  any  such  transfer,  the  Servicer  shall  give  written  notice  thereof  to  the  Purchaser.

                                                            -51-

Notwithstanding  anything to the contrary  contained herein,  the Collection  Account and each Escrow Account shall at all times constitute Eligible Accounts.

         Section 5.10      Maintenance of Hazard Insurance.

         The Servicer shall cause to be maintained  for each Mortgage Loan fire and hazard  insurance with extended coverage as is  customary in the area where the  Mortgaged  Property is located in an amount that is at least equal to the lesser of (a) the maximum  insurable  value of the  improvements  securing  such  Mortgage  Loan and (b) the greater of (1) the Unpaid  Principal  Balance of such Mortgage Loan or (2) an amount such that the proceeds thereof shall be sufficient to prevent the Mortgagor and/or the loss payee from becoming a co-insurer.

         If any Mortgaged  Property is in an area identified by the Federal  Emergency  Management Agency as having special  flood  hazards  and such flood  insurance  has been made  available,  then the  Servicer  will cause to be maintained a flood insurance  policy meeting the  requirements of the current  guidelines of the Federal  Insurance
Administration with a generally  acceptable  insurance carrier,  in an amount  representing  coverage not less than the lesser of (a) the minimum amount  required,  under the terms of coverage,  to compensate for any damage or loss on a replacement  cost basis (or the  outstanding  principal  balance of the related  Mortgage Loan if  replacement cost coverage is not available for the type of building  insured) or (b) the maximum  amount of insurance  which is available  under the Flood  Disaster  Protection  Act of 1973,  as  amended  (assuming  that the area in which such
Mortgaged Property is located is participating in such program).

         The Servicer shall also maintain on each REO Property  fire,  hazard and liability  insurance,  and to the extent  required and available  under the Flood Disaster  Protection Act of 1973, as amended,  flood insurance with extended  coverage in an amount  which is at least equal to the lesser of (a) the  maximum  insurable  value of the improvements  which are a part of such property and (b) the outstanding  principal  balance of the related Mortgage
Loan at the time it became an REO Property plus accrued interest at the Note Rate and related Servicing Advances.

         All such policies  shall be endorsed with  standard  mortgagee  clauses with loss payable to the Servicer, or  upon  request  to the  Purchaser,  and  shall  provide  for at  least  30  days  prior  written  notice  of any cancellation,  reduction in the amount of, or material  change in,  coverage to the  Servicer.  The Servicer  shall not interfere with the Mortgagor's  freedom of choice in selecting either his insurance carrier or agent,  provided that the Servicer shall not accept any such insurance  policies from insurance  companies unless such companies (a)
currently  reflect  (1) a general  policyholder's  rating of B+ or better and a financial  size  category of III or better in Best's Key Rating Guide,  or (2) a general  policyholder's  rating of "A" or "A-" or better in Best's Key
Rating  Guide,  and (b) are  licensed  to do  business  in the state  wherein  the  related  Mortgaged  Property is located.  Notwithstanding  the foregoing,  the Servicer may accept a policy  underwritten  by Lloyd's of London or, if it is the only coverage  available,  coverage under a state's Fair Access to Insurance  Requirement (FAIR) Plan.
If a hazard policy  becomes in danger of being  terminated,  or the insurer ceases to have the ratings noted above, the Servicer  shall notify the Purchaser and the related  Mortgagor,  and shall use its best efforts,  as permitted by applicable law, to obtain from another  qualified  insurer a replacement  hazard insurance policy  substantially and  materially  similar in all respects to the original  policy.  In no event,  however,  shall a Mortgage Loan be without a hazard insurance policy at any time, subject only to Section 5.11.

                                                            -52-

         Pursuant to Section  5.04,  any amounts  collected  by the  Servicer  under any such  policies  other than amounts to be deposited in the Escrow Account and applied to the  restoration  or repair of the Mortgaged  Property or REO  Property,  or  released to the  Mortgagor  in  accordance  with the  Servicer's  servicing  procedures,  in compliance  with this  Agreement  shall be  deposited in the  Collection  Account  within two  Business  Days after receipt,  subject to withdrawal in accordance  with Section 5.05.  Any cost incurred by the Servicer in maintaining any such insurance shall not, for the purpose of calculating  remittances to the Purchaser,  be added to the unpaid principal balance of the related Mortgage Loan, notwithstanding that the terms of such Mortgage Loan so permit.

         It is  understood  and agreed that no  earthquake or other  additional  insurance  need be required by the
Servicer of the Mortgagor or maintained on property  acquired in respect of the Mortgage Loan,  other than pursuant to such  applicable  laws and  regulations  as shall at any time be in force and as shall  require such  additional insurance.

         Section 5.11      Maintenance of Mortgage Impairment Insurance Policy.

         If the Servicer  obtains and  maintains a blanket  policy issued by an issuer that has a Best's Key rating of A+ insuring  against  hazard  losses on all of the  Mortgage  Loans,  then,  to the extent such policy  provides coverage in an amount equal to the amount required  pursuant to Section 5.10 and otherwise  complies with all other requirements  of Section 5.10, it shall  conclusively  be deemed to have satisfied its  obligations as set forth in
Section 5.10, it being  understood and agreed that such policy may contain a deductible  clause,  in which case the
Servicer  shall,  if there shall not have been  maintained  on the  related  Mortgaged  Property or REO  Property a policy  complying  with  Section 5.10 and there shall have been one or more losses which would have been covered by such policy,  deposit in the Collection  Account the amount not otherwise  payable under the blanket policy because of such deductible clause;  provided that the Servicer shall not be entitled to obtain reimbursement  therefor.  In connection  with its activities as servicer of the Mortgage Loans,  the Servicer agrees to prepare and present,  on behalf of the Purchaser,  claims under any such blanket policy in a timely fashion in accordance  with the terms of such  policy.  Upon  request of the  Purchaser,  the  Servicer  shall  cause to be  delivered  to the  Purchaser  a certified true copy of such policy and a statement from the insurer  thereunder  that such policy shall in no event be terminated or materially modified without 30 days' prior written notice to the Purchaser.

         Section 5.12      Fidelity Bond; Errors and Omissions Insurance.

         The Servicer  shall  maintain,  at its own expense,  a blanket  fidelity  bond and an errors and omissions insurance  policy,  with broad coverage with  responsible  companies that would meet the  requirements  of FNMA and
FHLMC on all  officers,  employees  or other  Persons  acting in any capacity  with regard to the Mortgage  Loan to handle  funds,  money,  documents  and papers  relating to the Mortgage  Loans.  The  Fidelity  Bond and errors and omissions  insurance shall be in the form of the "Mortgage  Banker's Blanket Bond" and shall protect and insure the
Servicer  against  losses,  including  losses  arising  by  virtue of any  Mortgage  Loan not  being  satisfied  in accordance  with the  procedures  set forth in Section 7.02 and/or losses  resulting  from or arising in connection with forgery,  theft,  embezzlement,  fraud,  errors and omissions and negligent  acts of or by such Persons.  Such

                                                            -53-

Fidelity  Bond shall also  protect  and  insure the  Servicer  against  losses in  connection  with the  failure to maintain any insurance  policies  required pursuant to this Agreement and the release or satisfaction of a Mortgage
Loan without having obtained  payment in full of the  indebtedness  secured  thereby.  No provision of this Section
5.12  requiring the Fidelity Bond and errors and omissions  insurance  shall  diminish or relieve the Servicer from its  duties  and  obligations  as set  forth in this  Agreement.  The  minimum  coverage  under  any such  bond and insurance  policy shall be at least equal to the  corresponding  amounts  required by FNMA in the FNMA Guide and by
FHLMC in the FHLMC  Servicing  Guide.  The Servicer  shall cause to be delivered to the  Purchaser on or before the
Funding  Date:  (i) a certified  true copy of the Fidelity  Bond and  insurance  policy;  (ii) a written  statement from the surety and the insurer that such  Fidelity  Bond or insurance  policy shall in no event be  terminated  or materially  modified without 30 days' prior written notice to the Purchaser;  and (iii) written evidence reasonably satisfactory  to the  Purchaser  that such  Fidelity  Bond or insurance  policy  provides  that the  Purchaser is a beneficiary or loss payee thereunder.

         Section 5.13      Management of REO Properties.

         If title to any Mortgaged  Property is acquired in foreclosure  or by deed in lieu of  foreclosure  (each, an "REO  Property"),  the deed or  certificate  of sale shall be taken in the name of the  Purchaser  or the Person
(which may be the Servicer  for the benefit of the  Purchaser)  designated  by the  Purchaser,  or in the event the
Purchaser  or such Person is not  authorized  or  permitted  to hold title to real  property in the state where the
REO Property is located,  or would be adversely  affected  under the "doing  business" or tax laws of such state by so holding  title,  the deed or  certificate  of sale shall be taken in the name of such Person or Persons as shall be consistent  with an opinion of counsel  obtained by the Purchaser from an attorney duly licensed to practice law in the state where the REO Property is located.  The Servicer  (acting alone or through a  subservicer),  on behalf of the  Purchaser,  shall,  subject to Section  5.01(3)(c),  dispose of any REO Property  pursuant to Section 5.14.
Prior to acquiring  such title the Servicer will notify the  Purchaser as to how the title will be held.  Unless an appraisal  prepared by an MAI Appraiser who is  Independent in accordance  with the provisions of 12 C.F.R.  225.65 shall  have been  obtained  in  connection  with the  acquisition  of such REO  Property,  promptly  following  any acquisition  by the  Purchaser  (through the Servicer) of an REO  Property,  the Servicer  shall obtain a narrative appraisal  thereof in order to determine the fair market value of such REO Property.  The Servicer  shall  promptly notify the Purchaser of the results of such appraisal upon Purchaser's  request  therefor.  The Servicer shall also cause each REO Property to be inspected  promptly  upon the  acquisition  of title thereto and shall cause each REO
Property to be  inspected  at least  annually  thereafter,  and  Servicer  shall be entitled to be  reimbursed  for expenses in connection  therewith in accordance  with this  Agreement.  The Servicer shall make or cause to be made a written  report of each such  inspection.  Such reports shall be retained in the Mortgage File and copies thereof shall be forwarded by the Servicer to the Purchaser upon Purchaser's request therefor.

         Notwithstanding  anything to the contrary  contained herein, if a REMIC election has been or is to be made with respect to the  arrangement  under which the Mortgage Loans and the REO Properties are held, then the Servicer shall  manage,  conserve,  protect and operate  each REO Property in a manner that does not cause such REO Property to fail to qualify as  "foreclosure  property"  within the meaning of Section  86OG(a)(8)  of the Code or result in the receipt by such REMIC of any "income from  non-permitted  assets"  within the meaning of Section  86OF(a)(2)(B)

                                                            -54-

or any "net income from foreclosure  property" within the meaning of Section  86OG(c)(2) of the Code (or comparable provisions of any successor or similar legislation).

         The Servicer shall deposit and hold all revenues and funds  collected and received in connection  with the operation of each REO Property in the Collection  Account,  and the Servicer shall account  separately for revenues and funds received or expended with respect to each REO Property.

         The  Servicer  shall  have  full  power and  authority,  subject  only to the  specific  requirements  and prohibitions of this Agreement  (and, in particular,  Section  5.01(3)(c)),  to do any and all things in connection with any REO Property as are  consistent  with the  servicing  standards  set forth in Section  5.01. In connection therewith,  the Servicer  shall deposit or cause to be deposited,  within two Business Days after receipt  thereof, in the  Collection  Account all  revenues  and  collections  received or  collected  by it with respect to each REO
Property,  including all proceeds of any REO  Disposition.  Subject to Section 5.15,  the Servicer  shall  withdraw
(without  duplication)  from the  Collection  Account,  but solely from the  revenues and  collections  received or collected  by it with  respect  to a  specific  REO  Property,  such  funds  necessary  for the  proper  operation, management and maintenance of such REO Property, including the following:

(1)      all insurance premiums due and payable in respect of such REO Property;

(2)      all real estate taxes and  assessments  in respect of such REO Property that may result in the  imposition of a lien thereon;

(3)      all  customary  and  reasonable  costs and expenses  necessary to maintain,  repair,  appraise,  evaluate, manage or operate such REO Property  (including  the  customary  and  reasonable  costs  incurred by any  "managing agent" retained by the Servicer in connection with the maintenance, management or operation of such REO Property);

(4)      all  reasonable  costs  and  expenses  of  restoration  improvements,   deferred  maintenance  and  tenant
improvements; and

(5)      all other  reasonable  costs and expenses,  including  reasonable  attorneys'  fees, that the Servicer may suffer or incur in connection  with its  performance  of its  obligations  under this Section (other than costs and expenses that the Servicer is expressly obligated to bear pursuant to this Agreement).

         To the extent that  amounts on deposit in the  Collection  Account are  insufficient  for the purposes set forth in clauses (1) through (5) above,  the Servicer shall,  subject to Section 6.04,  advance the amount of funds required to cover the  shortfall  with  respect  thereto.  The  Servicer  shall  promptly  notify the  Purchaser in writing of any  failure by the  Servicer to make a Servicing  Advance of the type  specified  in clauses (1) or (2)
above  (irrespective of whether such Servicing  Advance is claimed to be  non-recoverable  by the Servicer pursuant to Section 6.04).

         Following  the  consummation  of an REO  Disposition,  the  Servicer  shall  remit  to the  Purchaser,  in accordance  with Section 6.01,  any proceeds from such REO  Disposition  in the  Collection  Account  following the payment of all expenses and reimbursement for Servicing Advances relating to the subject REO Property.

                                                            -55-

         Section 5.14      Sale of  REO Properties.

         Subject to Section 5.01 (and,  specifically,  Section  5.01(3)(c))  and Section 5.15,  the Servicer  shall offer to sell any REO Property in the manner that is in the best  interests of the  Purchaser or other owner of the
REO,  but no later than the time  determined  by the  Servicer to be  sufficient  to result in the sale of such REO
Property on or prior to the time  specified in Section 5.15. In accordance  with the servicing  standards set forth in Section 5.01,  the Servicer or designated  agent of the Servicer  shall solicit bids and offers from Persons for the purchase of any Specially  Serviced  Mortgage Loan or REO Property and, upon receipt thereof,  promptly (but in any event within 3 Business  Days)  present such bids and offers to the  Purchaser.  The Servicer  shall not accept any bid or offer for any  Specially  Serviced  Mortgage  Loan or REO  Property  except in  compliance  with Section
5.01(3)(c).  The  Purchaser may reject any bid or offer if the  Purchaser  determines  the rejection of such bid or offer  would  be in the  best  interests  of the  Purchaser.  The  Purchaser  shall  notify  the  Servicer  of such determination  within  three (3)  Business  Days of notice of any such  bids from the  Servicer.  If the  Purchaser rejects any bid or offer,  the Servicer shall,  if appropriate,  seek an extension of the 3 year period referred to in Section 5.15.

         Subject to Section 5.01 (and,  specifically,  Section 5.01(3)(c)) and Section 5.15, the Servicer shall act on behalf of the Purchaser in negotiating  and taking any other action  necessary or appropriate in connection with the sale of any REO Property,  including the collection of all amounts payable in connection  therewith.  The terms of sale of any REO Property  shall be in the sole  discretion  of the  Purchaser.  Any sale of any REO  Disposition shall be  without  recourse  to, or  representation  or  warranty  by,  the  Purchaser  or the  Servicer,  and,  if consummated  in  accordance  with the terms of this  Agreement,  then the  Servicer  shall have no liability to the
Purchaser  with respect to the purchase price  therefor  accepted by the Purchaser.  The proceeds of any sale after deduction of the  expenses of such sale  incurred in  connection  therewith  shall be promptly  deposited in (a) if such sale is an REO  Disposition,  in the Collection  Account in accordance  with Section 5.13 and (b) in any other circumstance, the Collection Account in accordance with Section 5.04.

         Section 5.15      Realization Upon Specially Serviced Mortgage Loans and REO Properties.

         Subject to Section  5.01(3)(c),  the Servicer  shall  foreclose upon or otherwise  comparably  convert the ownership  of  properties  securing  such of the  Specially  Serviced  Mortgage  Loans as come into and continue in default and as to which (a) in the  reasonable  judgment of the  Servicer,  no  satisfactory  arrangements  can, in accordance with prudent lending practices,  be made for collection of delinquent  payments pursuant to Section 5.01 and (b) such  foreclosure  or other  conversion is otherwise in accordance  with Section 5.01.  The Servicer  shall not be required to expend its own funds in connection  with any  foreclosure  or towards the  restoration,  repair, protection or  maintenance of any property  unless it shall  determine that such expenses will be recoverable to it as Servicing  Advances  either through  Liquidation  Proceeds or through  Insurance  Proceeds (in  accordance  with
Section 5.05) or from any other source  relating to the Specially  Serviced  Mortgage  Loan.  The Servicer shall be required to advance  funds for all other costs and  expenses  incurred by it in any such  foreclosure  proceedings;
provided  that it shall be entitled to  reimbursement  thereof  from the  proceeds  of  liquidation  of the related
Mortgaged Property, as contemplated by Section 5.05.

                                                            -56-

         Upon any Mortgaged  Property  becoming an REO Property,  the Servicer shall promptly  notify the Purchaser thereof,  specifying the date on which such Mortgaged  Property became an REO Property.  Pursuant to its efforts to sell such REO  Property,  the  Servicer  shall,  either  itself or through an agent  selected  by it,  protect  and conserve such REO Property in accordance  with the servicing  standards set forth in Section 5.01 and may,  subject to Section  5.01(3)(c) and incident to its conservation and protection of the interests of the Purchaser,  rent the same, or any part thereof, for the period to the sale of such REO Property.

         Notwithstanding  anything to the contrary  contained  herein,  the  Purchaser  shall not, and the Servicer shall not on the  Purchaser's  behalf,  acquire  any real  property  (or  personal  property  incident to such real property)  except in connection  with a default or a default that is imminent on a Mortgage  Loan. If the Purchaser acquires  any real  property (or  personal  property  incident to such real  property)  in  connection  with such a default,  then such property shall be disposed of by the Servicer in accordance  with this Section and Section 5.14 as soon as  possible  but in no event  later than 3 years after its  acquisition  by the  Servicer on behalf of the
Purchaser,  unless the Servicer  obtains,  at the expense of the  Purchaser,  in a timely fashion an extension from the Internal Revenue Service for an additional specified period.

         Any  recommendation  of the  Servicer  to  foreclose  on a defaulted  Mortgage  Loan shall be subject to a determination  by the  Servicer  that the  proceeds  of such  foreclosure  would  exceed the costs and  expenses of bringing such a proceeding.  The income earned from the  management of any REO Property,  net of  reimbursement  to the Servicer for  Servicing  Advances and fees for work-out  compensation  in accordance  with the FHLMC  Servicing
Guide,  incurred  with  respect to such REO Property  under  Section  5.13,  shall be applied to the payment of the costs and  expenses  set forth in Section  5.13(4),  with any  remaining  amounts to be promptly  deposited  in the
Collection Account in accordance with Section 5.13.

         If, in the exercise of its servicing  obligations with respect to any Mortgaged  Property  hereunder,  the
Servicer  deems it is  necessary or advisable to obtain an  Environmental  Assessment,  then the Servicer  shall so obtain an Environmental  Assessment,  it being  understood that all reasonable  costs and expenses  incurred by the
Servicer in connection with any such  Environmental  Assessment  (including the cost thereof) shall be deemed to be
Servicing Advances  recoverable by the Servicer pursuant to Section 5.13(4).  Such  Environmental  Assessment shall
(a) assess whether (1) such Mortgaged  Property is in material  violation of applicable  Environmental  Laws or (2)
after  consultation  with an  environmental  expert,  taking  the  actions  necessary  to  comply  with  applicable
Environmental  Laws is  reasonably  likely to produce a greater  recovery  on a net  present  value  basis than not taking such  actions,  and (b)  identify  whether (1) any  circumstances  are  present at such  Mortgaged  Property relating  to the use,  management  or  disposal  of any  hazardous  materials  for  which  investigation,  testing, monitoring,  containment,  clean-up or re  mediation  could be required  under any  federal,  state or local law or regulation,  or (2) if such  circumstances  exist,  after  consultation with an environmental  expert,  taking such actions  is  reasonably  likely to  produce a greater  recovery  on a present  value  basis  than not  taking  such actions.  (The conditions  described in the immediately  preceding  clauses (a) and (b) shall be referred to herein as "Environmental  Conditions  Precedent to Foreclosure.") If any such  Environmental  Assessment so warrants,  the
Servicer is hereby  authorized to and shall perform such  additional  environmental  testing as it deems  necessary and prudent to establish the  satisfaction of the foregoing  Environmental  Conditions  Precedent to Foreclosure or
to proceed as set forth below (such  additional  testing  thereafter  being  included in the term  "Environmental
Assessment ").

                                                            -57-

         If an  Environmental  Assessment  deemed  necessary or advisable by the Servicer in  accordance  with this
Section 5.15 establishes that any of the  Environmental  Conditions  Precedent to Foreclosure is not satisfied with respect to any  Mortgaged  Property,  but the  Servicer in good faith  reasonably  believes  that it is in the best economic  interest of the Purchaser to proceed  against such Mortgaged  Property and, if title thereto is acquired, to take such remedial,  corrective or other action with respect to the  unsatisfied  condition or conditions as may be prescribed by applicable  law to satisfy such  condition or  conditions,  then the Servicer  shall so notify the
Purchaser.  If,  pursuant to Section  5.01(3)(c),  the  Purchaser  has  notified the Servicer in writing to proceed against such  Mortgaged  Property,  then the Servicer  shall so proceed.  The cost of any  remedial,  corrective or other action  contemplated by the preceding  sentence in respect of any of the Environmental  Conditions  Precedent to  Foreclosure  that is not  satisfied  shall not be an  expense of the  Servicer  and the  Servicer  shall not be required to expend or risk its own funds or otherwise  incur any financial  liability in  connection  with any such action.

         If an  Environmental  Assessment  deemed  necessary or advisable by the Servicer in  accordance  with this
Section 5.15 establishes that any of the  Environmental  Conditions  Precedent to Foreclosure is not satisfied with respect to any Mortgaged  Property and, in accordance with Section  5.01(3)(c),  the Purchaser  elects or is deemed to have elected not to proceed  against  such  Mortgaged  Property,  then the  Servicer  shall,  subject to Section
5.01(3)(c),  take  such  action  as it deems to be in the best  economic  interest  of the  Purchaser  (other  than proceeding  against the  Mortgaged  Property or directly or indirectly  becoming the owner or operator  thereof) as determined in accordance  with the  servicing  standard set forth in Section 5.01 and is hereby  authorized at such time as it deems appropriate to release such Mortgaged Property from the lien of the related Mortgage.

         Prior to the Servicer  taking any action with respect to the use,  management or disposal of any hazardous materials on any Mortgaged  Property,  the Servicer shall request the approval of the Purchaser in accordance  with
Section  5.01(3)(c)  and,  if such  action is approved by the  Purchaser,  (a) keep the  Purchaser  apprised of the progress of such action; and (b) take such action in compliance with all applicable Environmental Laws.

         Notwithstanding  anything to the contrary in this Agreement,  the Purchaser may, at the  Purchaser's  sole option,  terminate  the  Servicer as servicer of any REO  Property or  Specially  Serviced  Mortgage  Loan  without payment  of any  termination  fee with  respect  thereto,  provided  that  the  Servicer  shall  on the  date  said termination takes effect be reimbursed by withdrawal from the Collection  Account for (i) any unreimbursed  Monthly
Advances of the Servicer's  funds made pursuant to Section 6.03 (ii) any  unreimbursed  Servicing  Advances in each case  relating  to the  Specially  Serviced  Mortgage  Loan or the  Mortgage  Loan  underlying  such  REO  Property notwithstanding  anything to the contrary set forth in Section 5.05 and (iii) any  out-of-pocket  costs incurred by
Servicer in  transferring  the  servicing of such  Mortgage  Loans or REO  Property to  Purchaser or its  designee.
Furthermore,  the Purchaser will take such  necessary  steps as may be necessary to assume the servicing of the REO property  and  comply  with all  applicable  law in the  event of any such  termination.  In the  event of any such termination,  the provisions of Section 11.03 hereof shall apply to said  termination and the transfer of servicing responsibilities  with respect to such  Specially  Serviced  Mortgage  Loan or REO Property to the Purchaser or its
designee.

                                                            -58-

         Section 5.16      Investment of Funds in the Collection Account.

         The  Servicer  may direct any  depository  institution  which holds the  Collection  Account to invest the funds in the  Collection  Account  in one or more  Permitted  Investments  bearing  interest.  All  such  Permitted
Investments  shall be held to  maturity,  unless  payable  on  demand.  In the  event  amounts  on  deposit  in the
Collection Account are at any time invested in a Permitted Investment payable on demand, the Servicer shall:

                  (a)      consistent  with  any  notice  required  to be given  thereunder,  demand  that  payment thereon  be  made on the  last  day  such  Permitted  Investment  may  otherwise  mature hereunder in an amount  equal to the lesser of (1) all amounts  then payable  thereunder and (2) the amount required to be withdrawn on such date; and

                  (b)      demand  payment  of all  amounts  due  thereunder  promptly  upon  determination  by the
                           Servicer  or  notice  from the  Purchaser  that  such  Permitted  Investment  would  not constitute  a  Permitted  Investment  in respect of funds  thereafter  on deposit in the
                           Collection Account.

         All income and gain realized from  investment of funds  deposited in the  Collection  Account shall be for the benefit of the Servicer and shall be subject to its  withdrawal in accordance  with Section 5.05.  The Servicer shall deposit in the  Collection  Account the amount of any loss  incurred in respect of any  Permitted  Investment immediately upon realization of such loss.

         Except as  otherwise  expressly  provided  in this  Agreement,  if any  default  occurs in the making of a payment due under any Permitted  Investment,  or if a default  occurs in any other  performance  required under any
Permitted  Investment,  the Purchaser may elect to take such action,  or instruct the Servicer to take such action, as may be  appropriate  to enforce such payment or  performance,  including  the  institution  and  prosecution  of appropriate proceedings, at the expense of the Servicer.

         Section 5.17      MERS.

         (a)      In the case of each MERS Mortgage Loan,  the Servicer  shall,  as soon as  practicable  after the
Purchaser's  request (but in no event more than 30 days  thereafter  with respect to each  Mortgage Loan that was a
MERS  Mortgage Loan as of the Funding  Date,  or 90 days  thereafter  with respect to each Mortgage Loan that was a
MERS  Eligible  Mortgage  Loan as of the Funding Date and  subsequent  to the Funding Date becomes a MERS  Mortgage
Loan),  take such actions as are  necessary to cause the  Purchaser to be clearly  identified  as the owner of each
MERS  Mortgage  Loan on the  records  of MERS for  purposes  of the system of  recording  transfers  of  beneficial ownership  of  mortgages  maintained  by MERS.  Each of the  Purchaser  and the  Servicer  shall  maintain  in good standing  its  membership  in MERS.  In addition,  Each of the  Purchaser  and the  Servicer  shall comply with all rules,  policies and procedures of MERS,  including the Rules of Membership,  as amended,  and the MERS  Procedures
Manual,  as amended.  With respect to all MERS Mortgage  Loans  serviced  hereunder,  the Servicer  shall  promptly notify  MERS as to any  transfer of  beneficial  ownership  or release of any  security  interest in such  Mortgage
Loans.  The Servicer  shall  cooperate  with the  Purchaser and any  successor  owner or successor  servicer to the extent  necessary to ensure that any transfer of  ownership  or  servicing is  appropriately  reflected on the MERS system.

                                                            -59-

         (b)      Notwithstanding the foregoing,  the Servicer  acknowledges that as of the date of this Agreement, the  Purchaser  is not a member of MERS.  As such,  until  such time as the  purchaser  becomes a member of MERS in good  standing,  the  Sellers and the  Servicer  shall make such  notifications  as  necessary  and insure that the
Purchaser is treated as the  beneficial  rights  holder of each MERS  Mortgage  Loan.  Following  the date that the
Purchaser  first  becomes a member of MERS in good  standing,  the  Servicer  shall take all  actions  set forth in paragraph (a) of this Section 5.17.

                                                    ARTICLE VI:

                                          REPORTS; REMITTANCES; ADVANCES

         Section 6.01      Remittances

(1)      On each  Remittance  Date,  the  Servicer  shall remit to the  Purchaser  (a) all amounts  credited to the
Collection  Account as of the close of business on the  preceding  Determination  Date  excluding the amount of any
Payoff and Principal  Prepayment  received after the Due Period for the related  Remittance Date (including (1) the amount of any Payoff and  Principal  Prepayment  received  during the related Due Period,  together  with  interest thereon at the related  Remittance  Rate to the end of the month in which  prepayment of the related  Mortgage Loan occurs except those Payoffs and  Principal  Prepayments  received on the last day of the related Due Period and (2)
all proceeds of any REO  Disposition  net of amounts  payable to the  Servicer  pursuant to Section  5.13),  net of charges against or withdrawals  from the Collection  Account in accordance with Section 5.05, which charges against or withdrawals  from the Collection  Account the Servicer shall make solely on such  Remittance  Date, plus (b) all
Monthly  Advances,  if any,  which the Servicer is obligated to remit  pursuant to Section 6.03;  provided that the
Servicer shall not be required to remit,  until the next following  Remittance  Date, any amounts  attributable  to
Monthly Payments collected but due on a Due Date or Dates subsequent to the related Due Period.

(2)      All  remittances  made to the  Purchaser  on each  Remittance  Date will be made to the  Purchaser by wire transfer of immediately  available  funds according to the  instructions  that will be provided by Purchaser to the
Servicer.

(3)      With  respect to any  remittance  received by the  Purchaser  after the Business Day on which such payment was due,  the  Servicer  shall pay to the  Purchaser  interest on any such late  payment at an annual rate equal to
One-month LIBOR (as published in the Wall Street  Journal) plus 200 basis points,  but in no event greater than the maximum  amount  permitted by applicable  law. Such interest  shall be paid by the Servicer to the Purchaser on the date such late  payment is made and shall cover the period  commencing  with the Business Day on which such payment was due and ending with the Business Day on which such payment is made,  both  inclusive.  Such  interest  shall be remitted  along with such late  payment.  Neither the payment by the Servicer nor the  acceptance  by the Purchaser of any such  interest  shall be deemed an extension  of time for payment or a waiver by the  Purchaser of any Event of Default.

                                                            -60-

         Section 6.02      Reporting

         On or before the 5th calendar day (or, if such day is not a Business  Day, on the  immediately  succeeding
Business  Day) of each  month  during  the term  hereof,  the  Servicer  shall  deliver  to the  Purchaser  monthly accounting  reports in the form of Exhibits  6.02(a)  through  6.02(i)  attached  hereto  with  respect to the most recently ended Due Period.  Such monthly  accounting  reports shall include  information as to the aggregate Unpaid
Principal Balance of all Mortgage Loans, any  delinquencies,  the scheduled  amortization of all Mortgage Loans and the amount of any Principal  Prepayments as of the most recently ended Record Date.  Such monthly  reports shall be available by the Servicer for the Purchaser on Servicer's  secured  web-site.  The Servicer shall provide training, secured access and password(s) to the Purchaser on the operation of the website.

         The Servicer  shall  provide the  Purchaser  with such  information  concerning  the Mortgage  Loans as is necessary for the Purchaser to prepare its federal income tax return as the Purchaser may  reasonably  request from time to time.

         Section 6.03      Monthly Advances by the Servicer

(1)      Not later than the close of business on the Business Day immediately  preceding each Remittance  Date, the
Servicer shall deposit in the Collection  Account an amount equal to all Monthly  Payments not previously  advanced by the Servicer  (with interest  adjusted to the  Remittance  Rate) that were due on a Mortgage Loan and delinquent at the close of  business  on the  related  Determination  Date.  The  Servicer  may reduce the total  amount to be deposited  in the  Collection  Account  as  required  by the  foregoing  sentence  by the  amount  of  funds in the
Collection  Account which are to be remitted to Purchaser on a Remittance  Date or Dates  subsequent to the related
Due Period pursuant to the terms of this Agreement.

(2)      The  Servicer's  obligations  to make Monthly  Advances as to any Mortgage Loan will continue  through the last Monthly  Payment due prior to the payment in full of the Mortgage Loan, or through the  Remittance  Date prior to the Remittance Date for the remittance of all Liquidation  Proceeds and other payments or recoveries  (including
Insurance  Proceeds or  Condemnation  Proceeds)  with respect to the Mortgage Loan;  provided that such  obligation shall cease if the Servicer  furnishes to the Purchaser an Officers'  Certificate  evidencing the  determination by the Servicer in accordance  with Section 6.04 that an advance with respect to such  Mortgage Loan would  constitute a Non-recoverable Advance.

(3)      On the Business Day prior to the Remittance  Date, the Servicer shall deposit into the Collection  Account payments on account of Prepayment  Interest  Shortfall Amount in an aggregate amount equal to the lesser of (i) the aggregate  amount of Prepayment  Interest  Shortfall  Amount for the related  Remittance Date resulting solely from
Principal  Prepayments during the related Due Period, and (ii) the total amount of the servicing  compensation that would be payable  to the  Servicer  if no  Principal  Prepayment  was made  during  the Due Period  related to such
Remittance Date.  Such payments shall be deposited into the Collection Account.

         Section 6.04      Non-recoverable Advances

         The determination by the Servicer that it has made a  Non-recoverable  Advance or that any Monthly Advance or Servicing  Advance,  if made,  would  constitute a  Non-recoverable  Advance  shall be evidenced by an Officers'
Certificate delivered to the Purchaser detailing the reasons for such determination.

                                                            -61-

         Section 6.05      Officer's Certificate.

         The Seller  shall  deliver to the  Purchaser  an  Officer's  Certificate  in the form  attached  hereto as
Exhibit 9 on the Initial Funding Date and upon Purchaser's reasonable request thereafter.

         Section 6.06      Itemization of Servicing Advances.

         The Servicer shall provide the Purchaser with an  itemization of all Servicing  Advances  incurred or made by the Servicer hereunder as the Purchaser may from time to time reasonably request.

                                                   ARTICLE VII:

                                            GENERAL SERVICING PROCEDURE

         Section 7.01      Enforcement of Due-on-Sale Clauses, Assumption Agreements

(1)      The Servicer  will, to the extent it has  knowledge of any  conveyance  or  prospective  conveyance by any
Mortgagor of the Mortgaged  Property  (whether by absolute  conveyance  or by contract of sale,  and whether or not the Mortgagor  remains or is to remain liable under the Mortgage Note and/or the Mortgage),  exercise its rights to accelerate the maturity of such Mortgage Loan under any " due-on-sale"  clause  applicable  thereto;  provided that the  Servicer  shall not  exercise  any such rights if  prohibited  by law from doing so or if the exercise of such rights would impair or threaten to impair any recovery under the related Primary Insurance Policy, if any.

(2)      If the Servicer is prohibited  from enforcing such  "due-on-sale"  clause,  then the Servicer will attempt to enter into an  assumption  agreement  with the Person to whom the  Mortgaged  Property  has been  conveyed or is proposed to be conveyed,  pursuant to which such Person  becomes  liable under the Mortgage Note and, to the extent permitted by applicable  state law, the Mortgagor  remains liable thereon.  (For purposes of this Section 7.01, the term  "assumption" is deemed to also include a sale of the Mortgaged  Property  subject to the Mortgage that is not accompanied by an assumption or substitution of liability agreement.)

(3)      IF any Mortgage Loan is to be assumed,  then the Servicer shall inquire into the  creditworthiness  of the proposed  transferee  and shall  use the same  underwriting  criteria  for  approving  the  credit of the  proposed transferee  that are used with  respect to  underwriting  mortgage  loans of the same type as the  Mortgage  Loans.
Where an assumption is allowed,  the Servicer,  with the prior written consent of the primary mortgage insurer,  if any,  and  subject  to the  conditions  of  Section  7.01(3),  shall,  and is hereby  authorized  to,  enter into a substitution  of  liability  agreement  with the Person to whom the  Mortgaged  Property is proposed to be conveyed pursuant to which the original  mortgagor is released from  liability and such Person is  substituted  as mortgagor and becomes liable under the related  Mortgage  Note.  Any such  substitution  of liability  agreement  shall be in lieu of an assumption  agreement.  In no event shall the Note Rate, the amount of the Monthly  Payment or the final maturity  date be changed.  The Servicer  shall notify the  Purchaser  that any such  substitution  of liability or assumption  agreement has been  completed by forwarding to the Purchaser the original of any such  substitution  of

                                                            -62-

liability or assumption  agreement,  which  document  shall be added to the related  Purchaser's  Mortgage File and shall,  for all purposes,  be considered a part of such  Purchaser's  Mortgage File to the same extent as all other documents  and  instruments  constituting  a part  thereof.  Any fee collected by the Servicer for entering into an assumption or  substitution  of liability  agreement  shall be retained by the Servicer as additional  compensation for servicing the Mortgage Loans.

         If the credit of the proposed  transferee does not meet such  underwriting  criteria,  then the Servicer , to the extent  permitted by the Mortgage or the Mortgage Note and by applicable  law,  shall instruct the Mortgagor of the Mortgage Property on the process required to transfer title by paying off the Mortgage Loan.

         Section 7.02      Satisfaction of Mortgages and Release of Mortgage Files

         Upon the payment in full of any Mortgage  Loan,  the Servicer will  immediately  notify the Purchaser by a certification  of a  Servicing  Officer,  which  certification  shall  include a  statement  to the effect that all amounts  received or to be received in  connection  with such  payment  which are  required to be  deposited in the
Collection  Account  pursuant to Section 5.04 have been or will be so deposited and shall request delivery to it of the  Purchaser's  Mortgage  File held by the  Purchaser.  Upon  receipt  of such  certification  and  request,  the
Purchaser  shall promptly  release the related  mortgage  documents to the Servicer and the Servicer shall promptly prepare and  process any  satisfaction  or release.  No expense  incurred  in  connection  with any  instrument  of satisfaction or deed of reconveyance shall be chargeable to the Collection Account.

         If the  Servicer  satisfies  or  releases  a  Mortgage  without  having  obtained  payment  in full of the indebtedness  secured by the Mortgage,  or should it otherwise take such action which results in a reduction of the coverage under the Primary  Insurance  Policy, if any, then the Servicer shall promptly give written notice thereof to the  Purchaser,  and,  within 10 Business  Days  following  written  demand  therefor  from the Purchaser to the
Servicer,  the Servicer shall  repurchase the related Mortgage Loan by paying to the Purchaser the Repurchase Price therefor by wire transfer of immediately available funds directly to the Purchaser's Account.

         From time to time and as appropriate  for the servicing or  foreclosure  of the Mortgage  Loan,  including for this purpose  collection under any Primary Insurance Policy,  the Purchaser shall, upon request of the Servicer and  delivery to the  Purchaser  of a servicing  receipt  signed by a Servicing  Officer,  release the  Purchaser's
Mortgage  File held by the  Purchaser  to the  Servicer.  Such  servicing  receipt  shall  obligate the Servicer to return the related  mortgage  documents to the Purchaser  when the need therefor by the Servicer no longer  exists, unless the Mortgage Loan has been liquidated and the Liquidation  Proceeds  relating to the Mortgage Loan have been deposited in the  Collection  Account or the  Purchaser's  Mortgage File or such document has been  delivered to an attorney,  or to a public  trustee or other  public  official as required by law,  for  purposes of  initiating  or pursuing legal action or other  proceedings  for the  foreclosure of the Mortgaged  Property  either  judicially or nonjudicially,  and the Servicer has delivered to the Purchaser a certificate of a Servicing Officer  certifying as to the name and address of the Person to which such  Purchaser's  Mortgage  File or such document was delivered and the purpose or purposes of such delivery.  Upon receipt of a certificate of a Servicing  Officer  stating that such
Mortgage Loan was liquidated and the Liquidation  Proceeds were deposited in the Collection Account,  the servicing receipt shall be released by the Purchaser to the Servicer.

                                                            -63-

         Section 7.03      Servicing Compensation

         As  compensation  for its  services  hereunder,  the  Servicer  shall be entitled to retain from  interest payments on the Mortgage  Loans the amounts  provided for as the  Servicing  Fee. The Servicing Fee in respect of a
Mortgage  Loan for a  particular  month  shall  become  payable  only upon the  receipt  by the  Servicer  from the
Mortgagor of the full Monthly Payment in respect of such Mortgage Loan.  Additional  servicing  compensation in the form of  assumption  fees,  as provided in Section  7.01,  late payment  charges,  Prepayment  Penalties  and other servicer  compensation for modifications,  short sales as provided in Section 5.01(e),  and other shall be retained by the  Servicer  to the  extent  not  required  to be  deposited  in the  Collection  Account.  In the event  that
Liquidation  Proceeds,  Insurance  Proceeds  and proceeds  from any REO  Disposition  exceeds the Unpaid  Principal
Balance of such  Mortgage  Loan plus  unpaid  interest  accrued  thereon  at a per annum rate equal to the  related
Remittance Rate, the Servicer shall be entitled to retain  therefrom and pay to itself any Foreclosure  Profits and any  Servicing  Fee  considered  to be accrued  but unpaid.  The  Servicer  shall be  required to pay all  expenses incurred by it in connection  with its servicing  activities  hereunder and shall not be entitled to  reimbursement therefor except as specifically provided for herein.

         Section 7.04      [RESERVED]

         Section 7.05      [RESERVED]

         Section 7.06      Purchaser's Right to Examine Servicer Records

         The Purchaser  shall have the right to examine and audit,  during business hours or at such other times as are reasonable under applicable  circumstances,  upon 15 Business Days advance notice any and all of (i) the credit and  other  loan  files  relating  to the  Mortgage  Loans  or the  Mortgagors,  (ii) any and all  books,  records, documentation  or other  information of the Servicer  (whether held by the Servicer or by another)  relating to the servicing of the Mortgage Loans and (iii) any and all books,  records,  documentation  or other  information of the
Servicer  (whether  held by the Servicer or by another) that are relevant to the  performance  or observance by the
Servicer of the terms,  covenants or  conditions  of this  Agreement.  The Servicer  shall be obligated to make the foregoing  information  available to the Purchaser at the site where such information is stored;  provided that the
Purchaser  shall be required  to pay all  reasonable  costs and  expenses  incurred by the  Servicer in making such information available.

                                                   ARTICLE VIII:

                                      REPORTS TO BE PREPARED BY THE SERVICER

         Section 8.01      Financial Statements

         The Servicer  understands  that, in connection with marketing the Mortgage  Loans,  the Purchaser may make available to any prospective  purchaser of the Mortgage Loans the Servicer's  audited financial  statements for its most recently completed prior two fiscal years,  together with any additional  statements  provided pursuant to the next sentence.  During the term hereof,  the Servicer will deliver to the Purchaser  audited  financial  statements for each of its fiscal years following the Funding Date and all other financial  statements  prepared following the
Funding Date to the extent any such statements are available upon request to the public at large.

                                                            -64-

         The Servicer also agrees to make  available  upon  reasonable  notice and during normal  business hours to any prospective  purchasers of the Mortgage Loans a knowledgeable  financial or accounting  officer for the purpose of answering  questions  respecting recent developments  affecting the Servicer or the financial  statements of the
Servicer which may affect,  in any material  respect,  the Servicer's  ability to comply with its obligations under this Agreement,  and to permit any prospective  purchasers upon reasonable  notice and during normal business hours to inspect the Servicer's servicing  facilities for the purpose of satisfying such prospective  purchasers that the
Servicer has the ability to service the Mortgage Loans in accordance with this Agreement.

         Section 8.02      The Servicer's Reporting Requirements.

         (1) Electronic  Format.  If requested by the Purchaser,  the Servicer shall supply any and all information regarding the Mortgage Loans and the REO  Properties,  including all reports  required to be delivered  pursuant to
Section 5.03,  Section 6.02 and this Section 8.01, to the Purchaser in electronic format  reasonably  acceptable to
Purchaser, unless otherwise limited by the servicing system utilized by the Servicer.

         (2)  Additional  Reports;  Further  Assurances.   On  or  before  the  3rd  Business  Day  preceding  each
Determination  Date,  the Servicer  shall  deliver to the  Purchaser  (i) a report,  acceptable  to the  Purchaser, describing  in  reasonable  detail  all  Mortgage  Loans  that are 90 days or more  delinquent  and the  Servicer's activities in connection with such  delinquencies and (ii) a report  (substantially in the form of Exhibits 6.02(h)
and 6.02(i) attached hereto) with respect to delinquent Mortgage Loans.  Utilizing resources  reasonably  available to the Servicer without  incurring any cost except the Servicer's  overhead and employees'  salaries,  the Servicer shall  furnish to the  Purchaser  during  the term of this  Agreement  such  periodic,  special  or other  reports, information  or  documentation,  whether or not  provided  for  herein,  as shall be  reasonably  requested  by the
Purchaser with respect to Mortgage Loans or REO  Properties  (provided the Purchaser  shall have given the Servicer reasonable notice and opportunity to prepare such reports,  information or  documentation),  including any reports, information or  documentation  reasonably  required to comply with any  regulations of any  governmental  agency or body  having  jurisdiction  over the  Purchaser,  all such  reports  or  information  to be as  provided  by and in accordance  with such applicable  instructions  and directions as the Purchaser may reasonably  request.  If any of such reports are not  customarily  prepared by the Servicer or require  that the Servicer  program data  processing systems to create the  reports,  then the  Purchaser  shall pay to the  Servicer  a fee  mutually  agreed to by the
Purchaser  and the Servicer  taking into account the  Servicer's  actual time and cost in preparing  such  reports.
The Servicer  agrees to execute and deliver all such  instruments  and take all such action as the Purchaser,  from time to time,  may  reasonably  request  in order to  effectuate  the  purposes  and to carry out the terms of this
Agreement.

                                                    ARTICLE IX:

                                                    THE SELLERS

         Section 9.01      Indemnification; Third Party Claims

         Each Seller and Servicer  shall  indemnify  and hold  harmless the  Purchaser,  its  directors,  officers, agents,  employees,  and assignees  (each, an "Indemnified  Party") from and against any costs,  damages,  expenses

                                                            -65-

(including  reasonable  attorneys'  fees and costs,  irrespective of whether or not incurred in connection with the defense of any actual or threatened action,  proceeding,  or claim), fines, forfeitures,  injuries,  liabilities or losses  ("Losses")  suffered or sustained in any way by any such Person,  no matter how or when arising  (including
Losses  incurred or sustained in connection  with any  judgment,  award,  or  settlement),  in  connection  with or relating to (i) a breach by either Seller of any of its  representations  and  warranties  contained in Article III or (ii) a breach by either Seller of any of its  covenants and other  obligations  contained  herein  including any failure to service  the  Mortgage  Loans in strict  compliance  with the terms  hereof and in  accordance  with the standard of care in Section 9.03;  provided  however,  in the case of both of the  preceding  clauses (i) and (ii),
PHH Mortgage  shall have no obligation to indemnify an  Indemnified  Party for a breach by the Trust of the Trust's representations  contained in Sections 3.01,  3.03(3) or 3.03(16) hereof.  In the event of a breach by the Trust of the  Trust's  representations  in  Section  3.01,  3.03(3)  or  3.03(16),  the  Indemnified  Party's  sole right to indemnification  shall be from the Trust.  The applicable  Seller shall  immediately  (i) notify the Purchaser if a claim is made by a third party with  respect to this  Agreement,  any Mortgage  Loan and/or any REO  Property  (ii)
assume  (with the prior  written  consent of the  Purchaser)  the defense of any such claim and pay all expenses in connection  therewith,  including  attorneys'  fees,  and (iii)  promptly pay,  discharge and satisfy any judgment, award,  or decree  that may be entered  against it or the  Purchaser  in respect of such claim.  Nothing  contained herein  shall  prohibit  the  Purchaser,  at its  expense,  from  retaining  its own  counsel to assist in any such proceedings or to observe such  proceedings;  provided that neither Seller shall be obligated to pay or comply with any  settlement to which it has not  consented.  The Servicer  shall be  reimbursed  from amounts on deposit in the
Collection  Account for all amounts advanced by it pursuant to the second preceding  sentence except when the claim in any way relates to the  Servicer's  indemnification  pursuant  to this  Section  9.01.  The  provisions  of this
Section 9.01 shall survive termination of this Agreement and transfer of the servicing rights.

         Section 9.02      Merger or Consolidation of the Seller

         Each Seller will keep in full effect its  existence,  rights and franchises as a corporation or a Delaware business trust,  as applicable,  under the laws of the state of its  organization  and will obtain and preserve its qualification  to do business as a foreign entity in each  jurisdiction in which such  qualification is or shall be necessary  to protect the  validity  and  enforceability  of this  Agreement  or any of the  Mortgage  Loans and to perform its duties under this Agreement.

         Any Person  into which a Seller  may be merged or  consolidated,  or any  corporation  resulting  from any merger,  conversion or consolidation  (including by means of the sale of all or substantially  all of such Seller's assets to such  Person) to which the Seller  shall be a party,  or any Person  succeeding  to the  business  of the
Seller,  shall be the  successor  of the Seller  hereunder,  without  the  execution  or filing of any paper or any further act on the part of any of the parties  hereto,  anything herein to the contrary  notwithstanding;  provided that,  unless otherwise  consented to by the Purchaser,  the successor or surviving Person, in the case of a merger or consolidation,  etc. of the Servicer,  shall be an institution  qualified to service mortgage loans on behalf of
Fannie Mae or Freddie Mac in accordance  with the  requirements  of Section 3.02(1) and shall not cause a rating on any security  backed by a Mortgage Loan to be downgraded and shall satisfy the  requirements  of Section 12.01 with respect to the qualifications of a successor to such Seller.

                                                            -66-

         Section 9.03      Limitation on Liability of the Sellers and Others

         Neither  the  Sellers  nor any of the  officers,  employees  or agents of the  Sellers  shall be under any liability  to the  Purchaser  for any action  taken or for  refraining  from the taking of any action in good faith pursuant to this  Agreement or pursuant to the express  written  instructions  of the  Purchaser,  or for errors in judgment  made in good  faith;  provided  that this  provision  shall not  protect  the  Sellers or any such Person against  any breach of  warranties  or  representations  made  herein,  or failure to perform  its  obligations  in compliance  with any  standard of care set forth in this  Agreement,  or any  liability  which would  otherwise  be imposed by reasons of willful  misfeasance,  bad faith,  gross  negligence or any breach in the  performance of the obligations and duties  hereunder.  The Sellers and any officer,  employee or agent of the Sellers may rely in good faith on any document of any kind  reasonably  believed by the Sellers or such Person to be genuine and prima facie properly executed and submitted by any Person respecting any matters arising hereunder.

         The Sellers shall not be under any  obligation to appear in,  prosecute or defend any legal action that is not  incidental to their duties  hereunder and which in their opinion may involve them in any expense or liability;
provided  that the  Sellers  may in their  discretion  undertake  any such  action  that it may deem  necessary  or desirable in respect of this Agreement and the rights and duties of the parties  hereto.  In such event,  the legal expenses and costs of such action and any liability  resulting  therefrom shall be expenses,  costs and liabilities for which the Sellers shall be entitled to be reimbursed  therefor out of the  Collection  Account.  This indemnity shall survive the termination of this Agreement.

         Section 9.04      Servicer Not to Resign

         With  respect  to the  retention  by PHH  Mortgage  of the  servicing  of the  Mortgage  Loans and the REO
Properties  hereunder,  PHH Mortgage  acknowledges  that the Purchaser  has acted in reliance  upon PHH  Mortgage's independent  status,  the adequacy of its  servicing  facilities,  plan,  personnel,  records and  procedures,  its integrity,  reputation and financial  standing and the continuance  thereof.  Consequently,  PHH Mortgage shall not assign the  servicing  rights  retained by it  hereunder  to any third party nor resign  from the  obligations  and duties  hereby  imposed on it except (i) upon the written  consent of the  Purchaser,  which  consent  shall not be unreasonably  withheld  in the case of a partial or  complete  assignment  of the  servicing  rights to one or more servicers that are Fannie Mae- or Freddie  Mac-approved,  or (ii) 3 Business Days following any determination  that its duties  hereunder are no longer  permissible  under  applicable law and such incapacity  cannot be cured by PHH
Mortgage.  Any  determination  permitting the transfer of the servicing  rights or the  resignation of PHH Mortgage under  Subsection  (ii)  hereof  shall be  evidenced  by an  opinion of counsel  to such  effect  delivered  to the
Purchaser, which opinion of counsel shall be in form and substance reasonably acceptable to the Purchaser.

                                                    ARTICLE X:

                                                      DEFAULT

         Section 10.01     Events of Default

         In case one or more of the following events shall occur and be continuing:

                                                            -67-

(1)      any failure by the Servicer to remit to the Purchaser  any payment  required to be made under the terms of this Agreement which continues unremedied for a period of three (3) Business Days;

(2)      any failure on the part of a  Seller/Servicer  duly to observe or perform in any  material  respect any of the  covenants or  agreements  on the part of such  Seller/Servicer  set forth in this  Agreement  which  continues unremedied  for a period of 30 days after the date on which written  notice of such failure,  requiring the same to be remedied,  shall have been given to the applicable  Seller/Servicer by the Purchaser;  provided that such 30-day period shall not begin with respect to any failure to cure,  repurchase or  substitute in accordance  with Sections
2.04  and/or  3.04 until the  expiration  of the cure  periods  provided  for in  Sections  2.04  and/or  3.04,  as applicable;

(3)      any filing of an Insolvency  Proceeding by or on behalf of a Seller/Servicer,  any consent by or on behalf of a Seller/Servicer to the filing of an Insolvency  Proceeding  against a Seller/Servicer,  or any admission by or on behalf of a Seller/Servicer of its inability to pay its debts generally as the same become due;

(4)      any filing of an Insolvency  Proceeding  against a  Seller/Servicer  that remains  undismissed or unstayed for a period of 60 days after the filing thereof;

(5)      any issuance of any attachment or execution  against,  or any  appointment  of a conservator,  receiver or liquidator with respect to, all or substantially all of the assets of a Seller/Servicer;

(6)      any failure or  inability  of PHH  Mortgage to be  eligible  to service  Mortgage  Loans for Fannie Mae or
Freddie Mac;

(7)      any sale, transfer,  assignment,  or other disposition by a Seller/Servicer of all or substantially all of its property or assets to a Person who does not meet the  qualifications  enumerated or  incorporated  by reference into Section 9.02, any assignment by a  Seller/Servicer  of this Agreement or any of a  Seller's/Servicer's  rights or obligations  hereunder  except in accordance  with Section 9.04, or any action taken or omitted to be taken by a
Seller/Servicer  in contemplation or in furtherance of any of the foregoing,  without the consent of the Purchaser;
or

(8)      any failure by the Seller to be in compliance  with applicable  "doing  business" or licensing laws of any jurisdiction where Mortgaged Property is located;

then,  and in each and  every  such  case,  so long as an Event of  Default  shall  not  have  been  remedied,  the
Purchaser,  by notice in writing to the Sellers may, in addition to whatever  rights the  Purchaser may have at law or in equity to  damages,  including  injunctive  relief and  specific  performance,  terminate  all the rights and obligations of the Sellers under this Agreement and in and to the Mortgage Loans and the proceeds  thereof  subject to Section  12.01,  without the  Purchaser's  incurring  any penalty or fee of any kind  whatsoever  in  connection therewith;  provided  that,  upon the  occurrence of an Event of Default under  Subsection  (3), (4) or (5) of this
Section  10.01,  this Agreement and all authority and power of the Sellers  hereunder  (whether with respect to the
Mortgage  Loans,  the REO  Properties  or  otherwise)  shall  automatically  cease.  On or after the receipt by the
Sellers of such written notice,  all authority and power of the Sellers under this Agreement  (whether with respect to the Mortgage  Loans or  otherwise)  shall cease.  Notwithstanding  the  occurrence  of an Event of Default,  the
Sellers or the Servicer,  as  applicable,  shall be entitled to all amounts due to such party and remaining  unpaid on such date of termination.

                                                            -68-

                                                    ARTICLE XI:

                                                    TERMINATION

         Section 11.01     Term and Termination

(1)      The servicing  obligations  of the Servicer  under this Agreement may be terminated as provided in Section
10.01 hereof.

(2)      In any  case  other  than as  provided  under  Subsection  (1)  hereof,  the  respective  obligations  and responsibilities  of the  Sellers  hereunder  shall  terminate  upon the  earlier  of:  (a) the  later of the final payment or other  liquidation  (or any advance with respect  thereto) of the last Mortgage Loan or the  disposition of all REO  Property  and the  remittance  of all funds due  hereunder;  or (b) the mutual  written  consent of the
Sellers and the Purchaser.

(3)      Upon any termination of this Agreement or the servicing  obligations of the Servicer  hereunder,  then the
Servicer shall  prepare,  execute and deliver all  agreements,  documents and  instruments,  including all Servicer
Mortgage  Files,  and do or  accomplish  all  other  acts  or  things  necessary  or  appropriate  to  effect  such termination,  all at the  Servicer's  sole expense.  In any such event,  the Servicer  agrees to cooperate with the
Purchaser in effecting the  termination  of the  Servicer's  servicing  responsibilities  hereunder,  including the transfer to the Purchaser or its designee for  administration  by it of all cash amounts which shall at the time be contained  in, or credited by the Servicer  to, the  Collection  Account  and/or the Escrow  Account or  thereafter received with respect to any Mortgage Loan or REO Property.

         Section 11.02     Survival

         Notwithstanding  anything to the contrary  contained  herein,  the  representations  and warranties of the parties  contained herein and in any certificate or other  instrument  delivered  pursuant  hereto,  as well as the other  covenants  hereof  (including  those set forth in Section  9.01) that, by their terms,  require  performance after the  termination  by this  Agreement,  shall survive the delivery and payment for the Mortgage  Loans on each
Funding Date as well as the  termination  of this  Agreement  and shall inure to the benefit of the parties,  their successors and assigns.  Sellers further agree that the  representations,  warranties and covenants made by Sellers herein and in any certificate or other  instrument  delivered  pursuant hereto shall be deemed to be relied upon by
Purchaser notwithstanding any investigation heretofore made by Purchaser or on Purchaser's behalf.

                                                   ARTICLE XII:

                                                GENERAL PROVISIONS

         Section 12.01     Successor to the Servicer

         Upon the  termination  of the  Servicer's  servicing  responsibilities  and duties  under  this  Agreement pursuant to Section 9.04,  10.01,  or 11.01,  the Purchaser  shall (i) succeed to and assume all of the  Servicer's responsibilities,  rights,  duties and obligations under this Agreement or (ii) appoint a successor  servicer which

                                                            -69-

shall succeed to all rights and assume all of the  responsibilities,  duties and  liabilities of the Servicer under this Agreement  prior to the  termination of the Servicer's  responsibilities,  duties and  liabilities  under this
Agreement.  If the Servicer's  duties,  responsibilities  and liabilities under this Agreement should be terminated pursuant  to the  aforementioned  sections,  then  the  Servicer  shall  continue  to  discharge  such  duties  and responsibilities  during the period from the date it acquires  knowledge of such  termination  until the  effective date thereof (if applicable) all on the terms and conditions  contained herein and shall take no action  whatsoever that might  impair or  prejudice  the rights or  financial  condition  of its  successor.  The  termination  of the
Servicer's  servicing  responsibilities  pursuant  to any of the  aforementioned  Sections  shall not,  among other things,  relieve the Servicer of its  obligations  pursuant to Section 2.04 and/or 7.02,  the  representations  and warranties or other  obligations set forth in Sections 2.04, 3.01, 3.02 and 3.03 and the remedies  available to the
Purchaser  under the various  provisions of this  Agreement.  In addition,  such  termination  shall not affect any claims that the Purchaser may have against the Servicer arising prior to any such termination.

         The Servicer  shall promptly  deliver to the successor the funds in the Collection  Account and the Escrow
Account and the Mortgage  Files and related  documents and  statements  held by it hereunder and the Servicer shall account for all funds.  The Servicer  shall  execute and deliver such  instruments  and do such other things all as may  reasonably  be  required  to more fully and  definitely  vest and confirm in the  successor  all such  rights, powers,  duties,  responsibilities,  obligations  and  liability of the  Servicer.  The  successor  shall make such arrangements  as it may deem  appropriate to reimburse the Servicer for  unrecovered  Servicing  Advances which the successor  retains  hereunder  and which could  otherwise  have been  recovered  by the  Servicer  pursuant to this
Agreement but for the appointment of the successor Servicer.

         Section 12.02     Governing Law

         The  Agreement  shall  be  construed  in  accordance  with  the  laws of the  State  of New  York  and the obligations,  rights and remedies of the parties  hereunder  shall be determined in accordance with the laws of the
State of New York,  except for Sections 5-1401 and 5-1402 of the New York General  Obligation Law and to the extent preempted by Federal law. The  obligations,  rights and remedies of the parties  hereunder  shall be  determined in accordance  with such laws.  Each of the Purchaser,  the Servicer,  each Seller,  and any other party asserting the right to maintain an action under to this agreement,  irrevocably (i) submits to the non-exclusive  jurisdiction of the  courts of the State of New York and the  federal  courts of the  United  States of  America  for the  Southern
District of New York for the purpose of any action or proceeding  relating to this agreement;  (ii) waives,  to the fullest  extent  permitted by law, the defense of an  inconvenient  forum in any action or  proceeding  in any such court;  (iii) agrees that a final  judgment in any action or proceeding  in any such court shall be conclusive  and may be enforced in any other  jurisdiction  by suit on the  judgment;  and (iv) consents to service of process upon it by mailing a copy thereof by certified mail addressed to it as provided for notices hereunder.

         Section 12.03     Notices

         Any  notices or other  communications  permitted  or required  hereunder  shall be in writing and shall be deemed  conclusively to have been given if personally  delivered,  sent by courier with delivery against  signature therefor,  mailed by registered  mail,  postage  prepaid,  and return  receipt  requested or  transmitted by telex, telegraph or telecopier and confirmed by a similar  writing mailed or sent by courier as provided  above, to (i) in

                                                            -70-

the case of the Purchaser,  Chimera  Investment  Corporation,  c/o Fixed Income  Discount  Advisory  Company,  1211
Avenue  of the  Americas,  Suite  2902,  New  York,  NY  10036,  (ii) in the  case of PHH  Mortgage,  PHH  Mortgage
Corporation,  3000  Leadenhall  Road, Mt. Laurel,  NJ 08054,  Attention:  Vice President,  Servicing,  and (iii) in
the case of the Trust,  c/o PHH Mortgage  Corporation,  as  Administrator,  3000  Leadenhall  Road, Mt. Laurel,  NJ
08054,  Attention:  Allyn C. Brown, Vice President,  Secondary Marketing ,or such other address as may hereafter be furnished to the Purchaser in writing by the applicable Seller.

         Section 12.04     Severability of Provisions

         If any one or more of the covenants,  agreements,  provisions or terms of this Agreement  shall be for any reason  whatsoever  held  invalid,  the  invalidity  of any such  covenant,  agreement,  provision  or term of this
Agreement shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         Section 12.05     Schedules and Exhibits

         The schedules and exhibits that are attached to this Agreement are hereby  incorporated  herein and made a part hereof by this reference.

         Section 12.06     General Interpretive Principles

         For purposes of this Agreement,  except as otherwise  expressly  provided or unless the context  otherwise requires:

(1)      the terms defined in this Agreement  have the meanings  assigned to them in this Agreement and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender;

(2)      any reference in this Agreement to this Agreement or any other  agreement,  document,  or instrument shall be a  reference  to this  Agreement  or any other such  agreement,  document,  or  instrument  as the same has been amended, modified, or supplemented in accordance with the terms hereof and thereof (as applicable);

(3)      accounting  terms not  otherwise  defined  herein have the meanings  assigned to them in  accordance  with generally accepted accounting principles;

(4)      references  herein  to  "Articles,"  "Sections,"  "Subsections,"  "Paragraphs,  " and  other  subdivisions without  reference  to a  document  are  to  designated  articles,  sections,  subsections,  paragraphs  and  other subdivisions of this Agreement, unless the context shall otherwise require;

(5)      a reference to a subsection  without  further  reference to a section is a reference to such subsection as contained in the same section in which the  reference  appears,  and this rule shall also apply to  Paragraphs  and other subdivisions;

(6)      a reference to a "day" shall be a reference to a calendar day;

(7)      the words "herein,"  "hereof,"  "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision; and

                                                            -71-

(8)      the terms "include" and "including" shall mean without limitation by reason of enumeration.

         Section 12.07     Waivers and Amendments, Noncontractual Remedies; Preservation of Remedies

         This  Agreement  may be amended,  superseded,  canceled,  renewed or extended  and the terms hereof may be waived,  only by a written  instrument  signed by  authorized  representatives  of the parties or, in the case of a waiver,  by an authorized  representative  of the party waiving  compliance.  No such written  instrument  shall be effective  unless it  expressly  recites  that it is intended  to amend,  supersede,  cancel,  renew or extend this
Agreement or to waive  compliance  with one or more of the terms  hereof,  as the case may be. No delay on the part of any party in exercising any right,  power or privilege  hereunder shall operate as a waiver  thereof,  nor shall any waiver on the part of any party of any such right,  power or  privilege,  or any single or partial  exercise of any such right,  power or  privilege,  preclude  any  further  exercise  thereof or the  exercise of any other such right,  power or privilege.  The rights and remedies  herein  provided are  cumulative and are not exclusive of any rights or remedies that any party may otherwise have at law or in equity.

         Section 12.08     Captions

         All section titles or captions  contained in this  Agreement or in any schedule or exhibit  annexed hereto or referred to herein and the table of contents to this Agreement,  are for convenience  only,  shall not be deemed a part of this Agreement and shall not affect the meaning or interpretation of this Agreement.

         Section 12.09     Counterparts; Effectiveness

         This  Agreement  may be  executed by the parties  hereto in separate  counterparts,  each of which when so executed and delivered shall be an original,  but all such counterparts shall together  constitute one and the same instrument.  This  Agreement  shall become  effective as of the date first set forth herein upon the due  execution and delivery of this Agreement by each of the parties hereto.

         Section 12.10     Entire Agreement; Amendment

         This  Agreement  (including  the schedules and exhibits  annexed  hereto or referred to herein),  together with the PHH Guide,  contains the entire  agreement  between the parties  hereto with  respect to the  transactions contemplated  hereby and supersedes all prior  agreements,  written or oral,  with respect  thereto.  No amendment, modification  or alteration of the terms or provisions of this Agreement  shall be binding unless the same shall be in writing and duly executed by the authorized representatives of the parties hereto.

         Section 12.11     Further Assurances

         Each party hereto shall take such  additional  action as may be reasonably  necessary to  effectuate  this
Agreement  and the  transactions  contemplated  hereby.  The Sellers will  promptly and duly execute and deliver to the Purchaser  such  documents and  assurances  and take such further action as the Purchaser may from time to time reasonably  request  in order to carry out more  effectively  the  intent  and  purpose  of this  Agreement  and to establish and protect the rights and remedies created or intended to be created in favor of the Purchaser.

                                                            -72-

         Section 12.12     Intention of the Seller

         Each  Seller  intends  that the  conveyance  of such  Seller's  right,  title and  interest  in and to the
Mortgage  Loans to the  Purchaser  shall  constitute  a sale  and not a  pledge  of  security  for a loan.  If such conveyance  is deemed to be a pledge of security  for a loan,  however,  the  applicable  Seller  intends  that the rights and  obligations of the parties to such loan shall be established  pursuant to the terms of this  Agreement.
Each Seller  also  intends  and agrees  that,  in such event,  (i) the  applicable  Seller  shall be deemed to have granted to the Purchaser and its assigns a first priority  security  interest in such Seller's entire right,  title and interest in and to the Mortgage  Loans,  all principal and interest  received or receivable with respect to the
Mortgage  Loans,  all amounts held from time to time in the accounts  mentioned  pursuant to this Agreement and all reinvestment  earnings on such amounts,  together with all of the applicable  Seller's right, title and interest in and to the proceeds of any title,  hazard or other insurance  policies related to such Mortgage Loans and (ii) this
Agreement  shall  constitute a security  agreement  under  applicable law. All rights and remedies of the Purchaser under this Agreement are distinct  from, and cumulative  with, any other rights or remedies under this Agreement or afforded  by law or equity  and all such  rights and  remedies  may be  exercised  concurrently,  independently  or successively.

                                                   ARTICLE XIII:

                                           COMPLIANCE WITH REGULATION AB

         Section 13.01     Intent of the Parties; Reasonableness.

         The  Purchaser,  each Seller and the  Servicer  acknowledge  and agree that the purpose of Article XIII of this  Agreement is to facilitate  compliance by the Purchaser and any Depositor  with the  provisions of Regulation
AB and related rules and  regulations  of the  Commission.  Although  Regulation AB is applicable by its terms only to offerings of  asset-backed  securities that are registered  under the Securities  Act, each Seller  acknowledges that investors in privately offered  securities may require that the Purchaser or any Depositor provide  comparable disclosure in  unregistered  offerings.  References  in this  Agreement to  compliance  with  Regulation AB include provision of comparable disclosure in private offerings.

         Neither the Purchaser nor any Depositor  shall  exercise its right to request  delivery of  information or other  performance  under these provisions other than in good faith, or for purposes other than compliance with the
Securities  Act, the Exchange Act and the rules and  regulations of the Commission  thereunder (or the provision in a private  offering of disclosure  comparable  to that  required  under the  Securities  Act).  Each Seller and the
Servicer  acknowledges that  interpretations of the requirements of Regulation AB may change over time, whether due to  interpretive  guidance  provided  by  the  Commission  or  its  staff,  consensus  among  participants  in  the asset-backed  securities markets,  advice of counsel, or otherwise,  and agrees to comply with requests made by the
Purchaser  or any  Depositor  in good faith for  delivery of  information  under these  provisions  on the basis of evolving  interpretations  of Regulation AB. In connection  with any  Securitization  Transaction,  each Seller and the Servicer shall cooperate  fully with the Purchaser to deliver to the Purchaser  (including any of its assignees or  designees)  and  any  Depositor,  any  and all  statements,  reports,  certifications,  records  and any  other information  necessary in the good faith  determination  of the  Purchaser or any Depositor to permit the Purchaser

                                                            -73-

or such Depositor to comply with the provisions of Regulation AB,  together with such  disclosures  relating to the
Sellers,  the Servicer,  any  Subservicer,  any Third-Party  Originator and the Mortgage Loans, or the servicing of the Mortgage Loans,  reasonably  believed by the Purchaser or any Depositor to be necessary in order to effect such compliance.

         The  Purchaser  (including  any of its assignees or designees)  shall  cooperate  with the Sellers and the
Servicer by providing timely notice of requests for information  under these provisions and by reasonably  limiting such requests to information required, in the Purchaser's reasonable judgment, to comply with Regulation AB.

         Section 13.02     Additional Representations and Warranties of PHH Mortgage.

         (a)      The Servicer  hereby  represents to the Purchaser and to any  Depositor,  as of the date on which information  is first provided to the Purchaser or any Depositor  under Section 13.03 that,  except as disclosed in writing  to the  Purchaser  or such  Depositor  prior to such  date:  (i) the  Servicer  is not  aware  and has not received notice that any default,  early amortization or other performance  triggering event has occurred as to any other  securitization  due to any act or failure to act of the Servicer;  (ii) the Servicer has not been terminated as servicer in a residential mortgage loan  securitization,  either due to a servicing default or to application of a servicing  performance test or trigger;  (iii) no material  noncompliance with the applicable  servicing criteria with respect to other  securitizations  of residential  mortgage loans  involving the Servicer as servicer has been disclosed or reported by the Servicer;  (iv) no material  changes to the  Servicer's  policies or  procedures  with respect to the  servicing  function it will perform  under this  Agreement  and any  Reconstitution  agreement  for mortgage  loans of a type similar to the Mortgage  Loans have occurred  during the  three-year  period  immediately preceding the related  Securitization  Transaction;  (v) there are no aspects of the Servicer's financial condition that could have a material  adverse effect on the  performance by the Servicer of its servicing  obligations  under this  Agreement  or any  Reconstitution  agreement;  (vi)  there  are no  material  legal  proceedings  pending  or governmental  proceedings  pending  (or  known  to  be  contemplated)  against  PHH  Mortgage,  the  Servicer,  any
Subservicer or any  Third-Party  Originator;  and (vii) there are no  affiliations,  relationships  or transactions relating to PHH  Mortgage,  the  Servicer,  any  Subservicer  or any  Third-Party  Originator  with  respect to any
Securitization  Transaction and any party thereto  identified by the related  Depositor of a type described in Item
1119 of Regulation AB.

         (b)      If so  requested  by the  Purchaser  or any  Depositor  on any date  following  the date on which information is first provided to the Purchaser or any Depositor  under Section 13.03,  the Servicer  shall,  within five Business Days following such request,  confirm in writing the accuracy of the  representations  and warranties set forth in paragraph  (a) of this Section or, if any such  representation  and warranty is not accurate as of the date of  such  request,  provide  reasonably  adequate  disclosure  of the  pertinent  facts,  in  writing,  to the requesting party.

         Section 13.03     Information to Be Provided by PHH Mortgage.

         In  connection  with any  Securitization  Transaction  PHH Mortgage  shall (i) within five  Business  Days following  request by the  Purchaser  or any  Depositor,  provide  to the  Purchaser  and such  Depositor  (or,  as applicable,  cause each  Third-Party  Originator  and each  Subservicer  to  provide),  in writing  and in form and substance reasonably  satisfactory to the Purchaser and such Depositor,  the information and materials specified in paragraphs  (a),  (b), (c) and (f) of this  Section,  and (ii) as promptly as  practicable  following  notice to or

                                                            -74-

discovery  by PHH  Mortgage,  provide to the  Purchaser  and any  Depositor  (in writing and in form and  substance reasonably  satisfactory to the Purchaser and such  Depositor) the  information  specified in paragraph (d) of this
Section.

         (a)      if so requested by the Purchaser or any Depositor,  PHH Mortgage  shall provide such  information regarding (i) PHH Mortgage,  as originator of the Mortgage  Loans  (including as an acquirer of Mortgage Loans from a Qualified Correspondent),  or (ii) each Third-Party Originator, and (iii) as applicable,  each Subservicer, as is requested for the purpose of compliance  with Items  1103(a)(1),  1105,  1110, 1117 and 1119 of Regulation AB. Such
information shall include, at a minimum:

         (A)      the originator's form of organization;

         (B)      a  description  of the  originator's  origination  program and how long the  originator  has been engaged  in  originating  residential  mortgage  loans,  which  description  shall  include  a  discussion  of  the originator's  experience  in  originating  mortgage  loans of a similar  type as the  Mortgage  Loans;  information regarding  the  size and  composition  of the  originator's  origination  portfolio;  and  information  that may be material,  in the good faith judgment of the Purchaser or any Depositor,  to an analysis of the  performance of the
Mortgage Loans,  including the originators'  credit-granting or underwriting criteria for mortgage loans of similar type(s) as the Mortgage Loans and such other  information as the Purchaser or any Depositor may reasonably  request for the purpose of compliance with Item 1110(b)(2) of Regulation AB;

         (C)      a description of any material legal proceedings  pending or governmental  proceedings pending (or known to be contemplated)  against PHH Mortgage,  the Servicer,  each Third-Party  Originator and each Subservicer;
and

         (D)      a  description  of any  affiliation  or  relationship  between PHH Mortgage,  the Servicer,  each
Third-Party  Originator,  each  Subservicer and any of the following  parties to a Securitization  Transaction,  as such  parties are  identified  to PHH  Mortgage by the  Purchaser  or any  Depositor  in writing in advance of such
Securitization Transaction:

                  (1)      the sponsor;

                  (2)      the depositor;

                  (3)      the issuing entity;

                  (4)      any servicer;

                  (5)      any trustee;

                  (6)      any originator;

                  (7)      any significant obligor;
                  (8)      any enhancement or support provider; and

                  (9)      any other material transaction party.

                                                            -75-

         (b)      If so  requested  by the  Purchaser  or  any  Depositor,  PHH  Mortgage  shall  provide  (or,  as applicable,  cause each  Third-Party  Originator to provide) Static Pool  Information  with respect to the mortgage loans (of a similar type as the Mortgage  Loans,  as  reasonably  identified  by the  Purchaser as provided  below)
originated by (i) PHH Mortgage,  if PHH Mortgage is an  originator of Mortgage  Loans  (including as an acquirer of
Mortgage  Loans from a  Qualified  Correspondent),  and/or  (ii) each  Third-Party  Originator.  Such  Static  Pool
Information  shall be prepared by PHH Mortgage (or  Third-Party  Originator) on the basis of its  reasonable,  good faith  interpretation  of the  requirements  of Item  1105(a)(1)-(3)  of Regulation AB. To the extent that there is reasonably  available to PHH Mortgage (or  Third-Party  Originator)  Static Pool  Information  with respect to more than one mortgage loan type,  the Purchaser or any  Depositor  shall be entitled to specify  whether some or all of such  information  shall be provided  pursuant to this paragraph.  The content of such Static Pool  Information may be in the form  customarily  provided  by PHH  Mortgage,  and  need  not be  customized  for the  Purchaser  or any
Depositor.  Such  Static  Pool  Information  for each  vintage  origination  year or  prior  securitized  pool,  as applicable,  shall be presented in  increments  no less  frequently  than  quarterly  over the life of the mortgage loans  included in the vintage  origination  year or prior  securitized  pool. The most recent  periodic  increment must be as of a date no later than 135 days  prior to the date of the  prospectus  or other  offering  document  in which the Static Pool  Information  is to be included or  incorporated  by reference.  The Static Pool  Information shall be provided in an electronic format that provides a permanent record of the information  provided,  such as a portable document format (pdf) file, or other such electronic  format  reasonably  required by the Purchaser or the
Depositor, as applicable.

         Promptly  following notice or discovery of a material error in Static Pool Information  provided  pursuant to the  immediately  preceding  paragraph  (including  an omission to include  therein  information  required to be provided  pursuant to such  paragraph),  PHH  Mortgage  shall  provide  corrected  Static Pool  Information  to the
Purchaser or any  Depositor,  as  applicable,  in the same format in which Static Pool  Information  was previously provided to such party by PHH Mortgage.

         If so requested by the Purchaser or any Depositor,  PHH Mortgage  shall provide (or, as applicable,  cause each  Third-Party  Originator to provide),  at the expense of the requesting party (to the extent of any additional incremental  expense associated with delivery pursuant to this Agreement),  such agreed-upon  procedures letters of certified public  accountants  reasonably  acceptable to the Purchaser or Depositor,  as applicable,  pertaining to
Static Pool  Information  relating to prior  securitized  pools for  securitizations  closed on or after January 1,
2006 or, in the case of Static  Pool  Information  with  respect  to PHH  Mortgage's  or  Third-Party  Originator's originations  or purchases,  to calendar  months  commencing  January 1, 2006,  as the Purchaser or such  Depositor shall  reasonably  request.  Such  letters  shall be  addressed  to and be for the  benefit of such  parties as the
Purchaser or such Depositor shall designate,  which may include, by way of example,  any sponsor, any Depositor and any broker dealer acting as  underwriter,  placement  agent or initial  purchaser with respect to a  Securitization
Transaction.  Any  such  statement  or  letter  may  take the form of a  standard,  generally  applicable  document accompanied  by a reliance  letter  authorizing  reliance by the  addressees  designated  by the  Purchaser or such
Depositor.

         (c)      If so requested by the Purchaser or any Depositor,  the Servicer  shall provide such  information regarding PHH Mortgage,  as servicer of the Mortgage  Loans,  and each  Subservicer  (each of the Servicer and each
Subservicer,  for  purposes of this  paragraph,  a  "Transaction  Servicer"),  as is  requested  for the purpose of compliance with Item 1108 of Regulation AB.  Such information shall include, at a minimum:

                                                            -76-

         (A)      the Transaction Servicer's form of organization;

         (B)      a  description  of how long the  Transaction  Servicer has been  servicing  residential  mortgage loans; a general discussion of the Transaction  Servicer's  experience in servicing assets of any type as well as a more detailed  discussion of the Transaction  Servicer's  experience in, and procedures for, the servicing function it  will  perform  under  this  Agreement  and any  Reconstitution  agreements;  information  regarding  the  size, composition and growth of the Transaction  Servicer's  portfolio of residential mortgage loans of a type similar to the Mortgage Loans and  information on factors  related to the  Transaction  Servicer that may be material,  in the good faith  judgment of the Purchaser or any  Depositor,  to any analysis of the servicing of the Mortgage Loans or the related asset-backed securities, as applicable, including, without limitation:

                  (1)      whether any prior  securitizations  of mortgage  loans of a type similar to the Mortgage
Loans involving the Transaction  Servicer have defaulted or experienced an early  amortization or other performance
triggering  event  because  of  servicing  during  the  three-year   period   immediately   preceding  the  related
Securitization Transaction;

                  (2)      the extent of outsourcing the Transaction Servicer utilizes;

                  (3)      whether  there  has  been  previous  disclosure  of  material   noncompliance  with  the
applicable  servicing criteria with respect to other  securitizations  of residential  mortgage loans involving the
Transaction  Servicer as a servicer during the three-year period immediately  preceding the related  Securitization
Transaction;

                  (4)      whether the  Transaction  Servicer  has been  terminated  as  servicer in a  residential mortgage loan securitization,  either due to a servicing default or to application of a servicing  performance test or trigger; and

                  (5)      such other  information  as the Purchaser or any Depositor  may  reasonably  request for the purpose of compliance with Item 1108(b)(2) of Regulation AB;

         (C)      a description  of any material  changes during the three-year  period  immediately  preceding the related  Securitization  Transaction  to the  Transaction  Servicer's  policies or  procedures  with respect to the servicing function it will perform under this Agreement and any  Reconstitution  Agreements for mortgage loans of a type similar to the Mortgage Loans;

         (D)      information  regarding the Transaction  Servicer's financial condition,  to the extent that there is a material risk that an adverse  financial event or circumstance  involving the Transaction  Servicer could have a material adverse effect on the performance by the Servicer of its servicing  obligations  under this Agreement or any Reconstitution agreement;

         (E)      information  regarding  advances made by the  Transaction  Servicer on the Mortgage Loans and the
Transaction  Servicer's  overall  servicing  portfolio of  residential  mortgage  loans for the  three-year  period immediately  preceding  the  related  Securitization  Transaction,  which  may  be  limited  to a  statement  by an authorized  officer of the Transaction  Servicer to the effect that the Transaction  Servicer has made all advances required to be made on residential  mortgage loans serviced by it during such period,  or, if such statement  would

                                                            -77-

not be accurate,  information  regarding the percentage and type of advances not made as required,  and the reasons for such failure to advance;

         (F)      a description of the  Transaction  Servicer's  processes and  procedures  designed to address any special or unique factors involved in servicing loans of a similar type as the Mortgage Loans;

         (G)      a  description  of the  Transaction  Servicer's  processes  for handling  delinquencies,  losses, bankruptcies  and  recoveries,  such as through  liquidation of mortgaged  properties,  sale of defaulted  mortgage loans or workouts;

         (H)      information  as  to  how  the  Transaction  Servicer  defines  or  determines  delinquencies  and charge-offs,  including  the effect of any grace  period,  re-aging,  restructuring,  partial  payments  considered current or other practices with respect to delinquency and loss experience;

         (I)      a  description  of any  material  legal  or  governmental  proceedings  pending  (or  known to be contemplated) against the Servicer;

         (J)      a description of any  affiliation or  relationship  between the Servicer and any of the following parties to a  Securitization  Transaction,  as such parties are  identified to the Servicer by the Purchaser or any
Depositor in writing in advance of such Securitization Transaction:

                                    (1)     the sponsor;
                                    (2)     the depositor;
                                    (3)     the issuing entity;
                                    (4)     any servicer;
                                    (5)     any trustee;
                                    (6)     any originator;
                                    (7)     any significant obligor;
                                    (8)     any enhancement or support provider; and
                                    (9)     any other material transaction party; and

           (K)    historical delinquency information with respect to the Mortgage Loans since origination of the
  Mortgage Loans.

         (d)      If so requested by the Purchaser or any  Depositor  for the purpose of  satisfying  its reporting obligation  under the Exchange Act with respect to any class of  asset-backed  securities,  the Servicer  shall (or shall cause each  Subservicer and Third-Party  Originator to) (i) notify the Purchaser and any Depositor in writing of (A) any material  litigation or governmental  proceedings  pending against the Servicer,  any Subservicer or any
Third-Party  Originator and (B) any  affiliations  or  relationships  that develop  following the closing date of a
Securitization  Transaction  between the Servicer,  any  Subservicer or any  Third-Party  Originator and any of the
parties  specified in clause (D) of paragraph (a) of this Section (and any other  parties  identified in writing by the requesting party) with respect to such  Securitization  Transaction,  and (ii) provide to the Purchaser and any
Depositor a description of such proceedings, affiliations or relationships.

                                                            -78-

         (e)      As a condition to the  succession to the Servicer or any  Subservicer  as servicer or subservicer under  this  Agreement  or any  Reconstitution  agreement  by any  Person  (i)  into  which  the  Servicer  or such
Subservicer  may be merged or  consolidated,  or (ii) which may be  appointed as a successor to the Servicer or any
Subservicer,  the Servicer  shall provide to the Purchaser  and any  Depositor,  at least 15 calendar days prior to the effective  date of such  succession or  appointment,  (x) written  notice to the Purchaser and any Depositor of such  succession  or  appointment  and (y) in writing  and in form and  substance  reasonably  satisfactory  to the
Purchaser and such Depositor,  all information  reasonably  requested by the Purchaser or any Depositor in order to comply  with its  reporting  obligation  under  Item 6.02 of Form 8-K with  respect  to any  class of  asset-backed securities.

                                    In addition to such information as PHH Mortgage, as servicer, is obligated to provide pursuant to other provisions of this Agreement, if so requested by the
                           Purchaser or any Depositor, the Company shall provide such information regarding the performance or servicing of the Mortgage Loans as is reasonably required to facilitate preparation of distribution reports in accordance with Item 1121 of Regulation AB.
                           Such information shall be provided concurrently with the monthly reports otherwise required to be delivered by the Servicer under this Agreement, commencing with the first such report due not less than ten Business Days following such request.

         (g)      The  Servicer  shall  provide to the  Purchaser,  any Master  Servicer  and any  Depositor,  such additional  information  as such party may  reasonably  request,  including  evidence of the  authorization  of the person  signing  any  certification  or  statement  and such  other  information  related  to the  Servicer  or any
Subservicer or the Seller or such Subservicer's performance hereunder.

         Section 13.04     Servicer Compliance Statement.

         On or before  March 1 of each  calendar  year,  commencing  in 2007,  the  Servicer  shall  deliver to the
Purchaser and any Depositor a statement of compliance  addressed to the Purchaser and such  Depositor and signed by an authorized  officer of the Servicer,  to the effect that (i) a review of the  Servicer's  activities  during the immediately  preceding  calendar year (or applicable  portion thereof) and of its performance  under this Agreement and any applicable  Reconstitution  agreement  during such period has been made under such  officer's  supervision, and (ii) to the best of such  officers'  knowledge,  based on such review,  the Servicer has  fulfilled  all of its obligations under this Agreement and any applicable  Reconstitution  agreement in all material respects  throughout such calendar year (or applicable  portion  thereof) or, if there has been a failure to fulfill any such obligation in any material  respect,  specifically  identifying each such failure known to such officer and the nature and the status thereof.

         Section 13.05     Report on Assessment of Compliance and Attestation.

         (a)      On or before March 1 of each calendar year, commencing in 2007, the Seller shall:

                                                            -79-

                  (i)      deliver to the Purchaser  and any  Depositor a report (in form and substance  reasonably satisfactory  to the  Purchaser and such  Depositor)  regarding the  Servicer's  assessment of compliance  with the
Servicing  Criteria  during the immediately  preceding  calendar year, as required under Rules 13a-18 and 15d-18 of the  Exchange  Act and Item 1122 of  Regulation  AB. Such  report  shall be  addressed  to the  Purchaser  and such
Depositor and signed by an authorized  officer of the  Servicer,  and shall address each of the Servicing  Criteria indicated on Exhibit 12 hereto as applicable to the Servicer;

                  (ii)     deliver to the Purchaser and any  Depositor a report of a registered  public  accounting firm  reasonably  acceptable to the Purchaser and such Depositor that attests to, and reports on, the assessment of compliance made by the Servicer and delivered  pursuant to the preceding  paragraph.  Such attestation  shall be in accordance with Rules 1-02(a)(3) and 2-02(g) of Regulation S-X under the Securities Act and the Exchange Act;

                  (iii)    cause each Subservicer,  and each  Subcontractor  determined by the Servicer pursuant to
Section  13.06(b) to be  "participating  in the servicing  function"  within the meaning of Item 1122 of Regulation
AB, to deliver to the Purchaser and any Depositor an assessment of compliance and  accountants'  attestation as and when provided in paragraphs (a) and (b) of this Section; and

                  (iv)     if requested by the  Purchaser or any  Depositor  not later than March 1 of the calendar year in which such certification is to be delivered,  deliver to the Purchaser,  any Depositor and any other Person that will be responsible for signing the  certification  (a "Sarbanes  Certification")  required by Rules 13a-14(d)
and 15d-14(d)  under the Exchange Act (pursuant to Section 302 of the  Sarbanes-Oxley  Act of 2002) on behalf of an asset-backed  issuer with respect to a  Securitization  Transaction a certification  in the form attached hereto as
Exhibit 11.

         The  Servicer  acknowledges  that  the  parties  identified  in  clause  (a)(iv)  above  may  rely  on the certification  provided by the  Servicer  pursuant to such  clause in signing a Sarbanes  Certification  and filing such with the Commission.  Neither the Purchaser nor any Depositor will request  delivery of a certification  under clause  (a)(iv)  above unless a Depositor is required  under the Exchange Act to file an annual report on Form 10-K with respect to an issuing entity whose asset pool includes Mortgage Loans.

         (b)      Each assessment of compliance  provided by a Subservicer  pursuant to Section  13.05(a)(i)  shall address each of the  Servicing  Criteria on Exhibit 12 that are  applicable to such  Subservicer.  An assessment of compliance  provided by a  Subcontractor  pursuant to Section  13.05(a)(iii)  need not address any  elements of the
Servicing Criteria other than those specified by the Servicer pursuant to Section 13.06.

         Section 13.06     Use of Subservicers and Subcontractors.

         The Servicer  shall not hire or otherwise  utilize the services of any  Subservicer  to fulfill any of the obligations of the Servicer as servicer under this Agreement or any  Reconstitution  agreement  unless the Servicer complies with the  provisions of paragraph (a) of this Section.  The Servicer  shall not hire or otherwise  utilize the services of any  Subcontractor,  and shall not permit any Subservicer to hire or otherwise utilize the services of any  Subcontractor,  to fulfill any of the  obligations  of the Servicer as servicer under this Agreement or any
Reconstitution agreement unless the Servicer complies with the provisions of paragraph (b) of this Section.

                                                            -80-

         (a)      It  shall  not be  necessary  for the  Servicer  to seek  the  consent  of the  Purchaser  or any
Depositor to the  utilization of any  Subservicer.  The Servicer shall cause any  Subservicer  used by the Servicer
(or by any  Subservicer)  for the benefit of the Purchaser and any Depositor to comply with the  provisions of this
Section and with Sections 13.02,  13.03(c) and (e), 13.04,  13.05 and 13.07 of this Agreement to the same extent as if such  Subservicer  were the Servicer,  and to provide the information  required with respect to such Subservicer under Section  13.03(d) of this Agreement.  The Servicer shall be responsible  for obtaining from each  Subservicer and  delivering to the Purchaser and any Depositor any servicer  compliance  statement  required to be delivered by such  Subservicer  under Section 13.04,  any assessment of compliance and  attestation  required to be delivered by such  Subservicer  under  Section 13.05 and any  certification  required to be delivered to the Person that will be responsible for signing the Sarbanes Certification  under Section 13.05 as and when required to be delivered.

         (b)      It  shall  not be  necessary  for the  Servicer  to seek  the  consent  of the  Purchaser  or any
Depositor  to the  utilization  of any  Subcontractor.  The Servicer  shall  promptly  upon request  provide to the
Purchaser  and any Depositor  (or any designee of the  Depositor,  such as a master  servicer or  administrator)  a written  description  (in form and substance  satisfactory  to the  Purchaser  and such  Depositor) of the role and function of each  Subcontractor  utilized by the Servicer or any  Subservicer,  specifying (i) the identity of each such  Subcontractor,  (ii) which (if any) of such  Subcontractors  are  "participating  in the servicing  function"
within the meaning of Item 1122 of  Regulation  AB, and (iii)  which  elements of the  Servicing  Criteria  will be addressed in assessments of compliance  provided by each Subcontractor  identified  pursuant to clause (ii) of this paragraph.

         As a condition to the utilization of any  Subcontractor  determined to be  "participating in the servicing function"  within the meaning of Item 1122 of Regulation AB, the Servicer shall cause any such  Subcontractor  used by the Servicer  (or by any  Subservicer)  for the benefit of the  Purchaser  and any  Depositor to comply with the provisions  of Sections  13.05 and 13.07 of this  Agreement  to the same extent as if such  Subcontractor  were the
Servicer.  The  Servicer  shall be  responsible  for  obtaining  from  each  Subcontractor  and  delivering  to the
Purchaser  and any  Depositor  any  assessment  of  compliance  and  attestation  required to be  delivered by such
Subcontractor under Section 13.05, in each case as and when required to be delivered.

         Section 13.07     Indemnification; Remedies.

         (a)      PHH Mortgage  shall  indemnify the Purchaser,  each  affiliate of the Purchaser,  and each of the following  parties  participating in a  Securitization  Transaction:  each sponsor and issuing entity;  each Person
(including,  but not limited to, any Master Servicer, if applicable) responsible for the preparation,  execution or filing of any report required to be filed with the Commission with respect to such Securitization  Transaction,  or for execution of a  certification  pursuant to Rule 13a-14(d) or Rule 15d-14(d) under the Exchange Act with respect to such  Securitization  Transaction;  each  broker  dealer  acting  as  underwriter,  placement  agent or  initial purchaser  that is an affiliate  of the  Purchaser,  each Person who controls any of such parties or the  Depositor
(within the meaning of Section 15 of the  Securities  Act and Section 20 of the Exchange  Act);  and the respective present and former  directors,  officers,  employees and agents of each of the foregoing and of the Depositor (each an "Indemnified  Party"),,  and shall hold each of them harmless from and against any losses,  damages,  penalties, fines,  forfeitures,  legal fees and expenses and related costs, judgments,  and any other costs, fees and expenses
(collectively, the "Losses") that any of them may sustain arising out of or based upon:

                                                            -81-

                  (i)      (A)      any untrue  statement of a material  fact  contained or alleged to be contained in any  information,  report,  certification,  accountants'  letter  or  other  material  provided  in  written  or electronic  form under this Article XIII by or on behalf of PHH  Mortgage,  or provided  under this Article XIII by or on behalf of any Subservicer,  Subcontractor or Third-Party  Originator  (collectively,  the "PHH Information"), or (B) the omission or alleged  omission to state in the PHH  Information  a material fact required to be stated in the PHH Information or necessary in order to make the statements  therein,  in the light of the circumstances under which they were made, not misleading;  provided,  by way of clarification,  that clause (B) of this paragraph shall be  construed  solely  by  reference  to the PHH  Information  and not to any  other  information  communicated  in connection  with a sale or purchase of  securities,  without  regard to whether the PHH  Information or any portion thereof is presented together with or separately from such other information;

                  (ii)     any  breach  by PHH  Mortgage  of its  obligations  under  this  Article  13,  including particularly any failure by PHH Mortgage,  any  Subservicer,  any  Subcontractor  or any Third-Party  Originator to
deliver any information,  report,  certification,  accountants' letter or other material when and as required under this  Article  XIII,  including  any  failure  by PHH  Mortgage  to  identify  pursuant  to  Section  13.06(b)  any
Subcontractor "participating in the servicing function" within the meaning of Item 1122 of Regulation AB;

                  (iii)    any  breach by PHH  Mortgage  of a  representation  or  warranty  set  forth in  Section
13.02(a) or in a writing  furnished  pursuant to Section  13.02(b)  and made as of a date prior to the closing date of the related  Securitization  Transaction,  to the extent that such breach is not cured by such closing  date, or any breach by PHH Mortgage of a representation or warranty in a writing  furnished  pursuant to Section 13.02(b) to the extent made as of a date subsequent to such closing date; or

                  (iv)     the  negligence,  bad faith or willful  misconduct of PHH Mortgage with its  performance under this Article 13.

                  If the  indemnification  provided for herein is unavailable or  insufficient  to hold harmless an
Indemnified  Party,  then PHH  Mortgage  agrees  that it shall  contribute  to the  amount  paid or payable by such
Indemnified Party as a result of any claims,  losses,  damages or liabilities incurred by such Indemnified Party in such proportion as is appropriate to reflect the relative fault of such  Indemnified  Party on the one hand and PHH
Mortgage on the other.

         In the case of any failure of  performance  described  in clause  (a)(ii) of this  Section,  PHH  Mortgage shall  promptly  reimburse the  Purchaser,  any  Depositor,  as  applicable,  and each Person  responsible  for the preparation,  execution  or filing of any report  required  to be filed with the  Commission  with  respect to such
Securitization  Transaction,  or for  execution of a  certification  pursuant to Rule  13a-14(d) or Rule  15d-14(d)
under the Exchange Act with respect to such Securitization  Transaction,  for all costs reasonably incurred by each such party in order to obtain the information,  report,  certification,  accountants'  letter or other material not delivered as required by PHH Mortgage, any Subservicer, any Subcontractor or any Third-Party Originator.

         (b)      (i)      Any failure by PHH Mortgage,  any  Subservicer,  any  Subcontractor  or any  Third-Party
Originator to deliver any information,  report,  certification,  accountants'  letter or other material when and as required  under this  Article  XIII,  or any breach by PHH  Mortgage of a  representation  or warranty set forth in
Section  13.02(a)  or in a writing  furnished  pursuant  to  Section  13.02(b)  and made as of a date  prior to the

                                                            -82-

closing  date of the  related  Securitization  Transaction,  to the  extent  that such  breach is not cured by such closing  date, or any breach by PHH Mortgage of a  representation  or warranty in a writing  furnished  pursuant to
Section  13.02(b) to the extent made as of a date  subsequent  to such closing date,  shall,  except as provided in clause (ii) of this paragraph,  immediately and automatically,  without notice or grace period, constitute an Event of Default with respect to PHH Mortgage  under this  Agreement and any  applicable  Reconstitution  agreement,  and shall  entitle the  Purchaser or  Depositor,  as  applicable,  in its sole  discretion  to terminate the rights and obligations  of PHH  Mortgage as servicer  under this  Agreement  and/or any  applicable  Reconstitution  agreement without  payment  (notwithstanding  anything in this  Agreement or any applicable  Reconstitution  agreement to the contrary) of any  compensation  to PHH Mortgage;  provided that to the extent that any provision of this  Agreement and/or  any  applicable  Reconstitution  agreement  expressly  provides  for the  survival  of  certain  rights  or obligations following termination of PHH Mortgage as servicer, such provision shall be given effect.

         (ii)     Any failure by PHH Mortgage,  any Subservicer or any  Subcontractor  to deliver any  information, report,  certification or accountants' letter when and as required under Section 13.04 or 13.05,  including (except as  provided  below) any  failure by PHH  Mortgage  to identify  pursuant  to Section  13.06(b)  any  Subcontractor
"participating  in the  servicing  function"  within the meaning of Item 1122 of  Regulation  AB,  which  continues unremedied for ten calendar days after the date on which such  information,  report,  certification or accountants'
letter was required to be delivered  shall  constitute an Event of Default with respect to PHH Mortgage  under this
Agreement  and any  applicable  Reconstitution  agreement,  and  shall  entitle  the  Purchaser  or  Depositor,  as applicable,  in its sole  discretion to terminate the rights and obligations of PHH Mortgage as servicer under this
Agreement  and/or any  applicable  Reconstitution  agreement  without  payment  (notwithstanding  anything  in this
Agreement to the contrary) of any  compensation to PHH Mortgage;  provided that to the extent that any provision of this  Agreement  and/or any  applicable  Reconstitution  agreement  expressly  provides for the survival of certain rights or obligations following termination of PHH Mortgage as servicer, such provision shall be given effect.

         Neither the Purchaser nor any Depositor  shall be entitled to terminate the rights and  obligations of PHH
Mortgage  pursuant  to this  subparagraph  (b)(ii)  if a  failure  of PHH  Mortgage  to  identify  a  Subcontractor
"participating  in the  servicing  function"  within the  meaning of Item 1122 of  Regulation  AB was  attributable solely to the role or  functions  of such  Subcontractor  with  respect to mortgage  loans other than the  Mortgage
Loans.

         (iii)    PHH Mortgage  shall promptly  reimburse the Purchaser (or any designee of the Purchaser,  such as a master  servicer) and any Depositor,  as applicable,  for all reasonable  expenses  incurred by the Purchaser (or such  designee) or such  Depositor,  as such are incurred,  in connection  with the  termination of PHH Mortgage as servicer  and the  transfer of servicing of the Mortgage  Loans to a successor  servicer.  The  provisions  of this paragraph  shall not limit whatever  rights the Purchaser or any Depositor may have under other  provisions of this
Agreement  and/or any  applicable  Reconstitution  agreement or otherwise,  whether in equity or at law, such as an action for damages, specific performance or injunctive relief.

                                                            -83-

IN WITNESS  WHEREOF,  the Sellers and the Purchaser have caused their names to be signed hereto by their respective officers as of the date first written above.

CHIMERA INVESTMENT CORPORATION

By:_________________________________________

Name:
Title:

PHH MORTGAGE CORPORATION

By:________________________________________

Name:
Title:

BISHOP'S GATE RESIDENTIAL
MORTGAGE TRUST

By:      PHH Mortgage Corporation, as Administrator

By:_________________________________________

Name:
Title:

                                                   EXHIBIT 2.05

                             FORM OF ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

         THIS ASSIGNMENT,  ASSUMPTION AND RECOGNITION  AGREEMENT (this "Assignment"),  dated of _________ __, 2007, is entered into among [_________________],  a ___________________ (the "Assignee"),  [______________________]  (the
"Assignor"),  [PHH Mortgage  Corporation]  [Bishop's  Gate  Residential  Mortgage  Trust] (the "Seller "), with PHH
Mortgage Corporation, as the servicer (the "Servicer").

                                                     RECITALS

         WHEREAS  the  Assignor,  the  Seller and the  Servicer  have  entered  into a certain  Mortgage  Loan Flow
Purchase,  Sale and Servicing Agreement,  dated as of December 14, 2007 (as amended or modified to the date hereof, the  "Agreement"),  pursuant to which the Assignor has acquired certain Mortgage Loans pursuant to the terms of the
Agreement and Servicer has agreed to service such Mortgage Loans; and

         WHEREAS the  Assignee has agreed,  on the terms and  conditions  contained  herein,  to purchase  from the
Assignor  [certain]  [all] of the  Mortgage  Loans  (the  "Specified  Mortgage  Loans")  which are  subject  to the provisions  of the  Agreement  and are listed on the  mortgage  loan  schedule  attached  as Exhibit I hereto  (the
"Specified Mortgage Loan Schedule");

         NOW,  THEREFORE,  in  consideration  of the mutual promises  contained  herein and other good and valuable consideration (the receipt and sufficiency of which are hereby acknowledged), the parties agree as follows:

1.       Assignment and Assumption

         (c)      On and of the date hereof,  the Assignor hereby sells,  assigns and transfers to the Assignee all of its right,  title and interest in the Specified  Mortgage Loans and all rights related thereto as provided under the Agreement to the extent relating to the Specified  Mortgage Loans,  the Assignee hereby accepts such assignment from the Assignor, and the Seller hereby acknowledges such assignment and assumption.

         (d)      On and as of the date hereof,  the  Assignor  represents  and  warrants to the Assignee  that the
Assignor  has not taken any action that would serve to impair or encumber  the  Assignee's  ownership  interests in the Specified Mortgage Loans since the date of the Assignor's acquisition of the Specified Mortgage Loans.

2.       Recognition of Purchaser

         From and  after  the date  hereof,  both the  Assignee  and the  Seller  shall  note the  transfer  of the
Specified  Mortgage Loans to the Assignee in their  respective  books and records and shall  recognize the Assignee as the owner of the Specified  Mortgage  Loans,  and Servicer  shall service the Specified  Mortgage  Loans for the benefit of the Assignee  pursuant to the Agreement,  the terms of which are  incorporated  herein by reference.  It

                                                            -85-

is the intention of the Seller,  the Servicer,  the Assignee and the Assignor that the Assignment  shall be binding upon and inure to the benefit of the Assignee and the Assignor and their successors and assigns.

3.       Representations and Warranties

         (e)      The Assignee  represents  and warrants that it is a  sophisticated  investor able to evaluate the risks and merits of the transactions  contemplated  hereby, and that it has not relied in connection therewith upon any  statements or  representations  of the Seller or the Assignor  other than those  contained in the Agreement or this Assignment.

         (f)      Each of the parties  hereto  represents  and warrants  that it is duly and legally  authorized to enter into this Assignment.

         (g)      Each  of the  parties  hereto  represents  and  warrants  that  this  Assignment  has  been  duly authorized,  executed and delivered by it and (assuming due  authorization,  execution and delivery thereof by each of the other  parties  hereto)  constitutes  its legal,  valid and binding  obligation,  enforceable  against it in accordance with its terms, except as such enforcement may be limited by bankruptcy,  insolvency,  reorganization or other similar laws affecting the enforcement of creditors'  rights  generally and by general  equitable  principles
(regardless of whether such enforcement is considered in a proceeding in equity or at law).

4.       Continuing Effect

         Except as  contemplated  hereby,  the Agreement  shall remain in full force and effect in accordance  with its terms.

5.       Governing Law

         This  Assignment  and the  rights  and  obligations  hereunder  shall  be  governed  by and  construed  in accordance with the internal laws of the State of New York.

6.       Notices

         Any notices or other  communications  permitted or required under the Agreement to be made to the Assignee shall be made in  accordance  with the  terms of the  Agreement  and  shall  be sent to the  Assignee  as  follows:
[_____________________],  or to such other  address as may hereafter be furnished by the Assignee to the parties in accordance with the provisions of the Agreement.

7.       Counterparts

         This  Agreement may be executed in  counterparts,  each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same instrument.

                                                            -86-

8.       Definitions

         Any capitalized term used but not defined in this Agreement has the same meaning as in the Agreement.

                                    [Assignment continues with signature page]

                                                            -87-

         IN WITNESS  WHEREOF,  the  parties  hereto  have  executed  this  Assignment  the day and year first above written.

                                                   ASSIGNOR:
                                                   [__________________]
                                                   By:      _____________________________
                                                   Name:    _____________________________
                                                   Title:   _____________________________

                                                   SELLER:
                                                   [PHH MORTGAGE CORPORATION]
                                                   [BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST]
                                                   By:      _____________________________
                                                   Name:    _____________________________
                                                   Title:   _____________________________

                                                   ASSIGNEE:
                                                   By:      _____________________________
                                                   Name:    _____________________________
                                                   Title:   _____________________________

                                                   SERVICER:
                                                   PHH MORTGAGE CORPORATION
                                                   By:      _____________________________
                                                   Name:    _____________________________
                                                   Title:   _____________________________

                                                    EXHIBIT 10

                                           FORM OF WARRANTY BILL OF SALE

                  On this _______ day of ________,  200__,  [PHH Mortgage  Corporation]  [Bishop's Gate Residential
Mortgage  Trust]  ("Seller")  as the Seller  under that  certain  Mortgage  Loan Flow  Purchase,  Sale &  Servicing
Agreement,  dated as of  _____________,  2007 (the "Agreement") does hereby sell,  transfer,  assign,  set over and convey to  [______________]  as Purchaser under the Agreement,  without  recourse,  but subject to the terms of the
Agreement,  all rights,  title and interest of the Seller in and to the Mortgage  Loans listed on the Mortgage Loan
Schedule  attached hereto,  together with the related  Mortgage Files and all rights and obligations  arising under the  documents  contained  therein.  Pursuant to Section  2.01 of the  Agreement,  the Seller has  delivered to the
Purchaser  or its  custodian  the  Legal  Documents  for each  Mortgage  Loan to be  purchased  as set forth in the
Agreement.  The contents of each related Mortgage File required to be retained by PHH Mortgage  Corporation ("PHH")
to service the Mortgage  Loans  pursuant to the  Agreement and thus not delivered to the Purchaser are and shall be held in trust by PHH for the benefit of the  Purchaser as the owner  thereof.  PHH's  possession  of any portion of each such  Mortgage  File is at the will of the  Purchaser  for the sole purpose of  facilitating  servicing of the related  Mortgage Loan pursuant to the Agreement,  and such retention and possession by PHH shall be in a custodial capacity only. The ownership of each Mortgage  Note,  Mortgage,  and the contents of the Mortgage File and Mortgage
File is vested in the  Purchaser  and the  ownership  of all  records  and  documents  with  respect to the related
Mortgage Loan  prepared by or which come into the  possession  of PHH shall  immediately  vest in the Purchaser and shall be retained and maintained, in trust, by PHH at the will of the Purchaser in such custodial capacity only.

                  The Seller  confirms  to the  Purchaser  that the  representations  and  warranties  set forth in
Sections 3.01,  3.02 and 3.03 of the Agreement are true and correct as of the date hereof,  and that all statements made in the Sellers'  Officer's  Certificate and all attachments  thereto remain complete,  true and correct in all respects as of the date hereof.

         Capitalized  terms  used  herein  and not  otherwise  defined  shall  have the  meanings  set forth in the
Agreement.

                                            [PHH MORTGAGE CORPORATION]
                                            [BISHOP'S GATE RESIDENTIAL MORTGAGE TRUST]

                                            (Seller)

                                            By:

                                            Name:

                                            Title:

                                                    EXHIBIT 11

                                       FORM OF SARBANES-OXLEY CERTIFICATION

I, Martin Foster,  certify to [Purchaser  Name],  [Master Servicer Name],  [Depositor Name] and [Trustee Name], and
their  officers,  with the  knowledge  and intent that they will rely on this  certification,  in  connection  with
[Insert name and date of applicable  contract and/or name of securitization  deal] (the  "Agreement"),  that I am a duly elected  Senior Vice  President of PHH Mortgage  Corporation,  a corporation  organized  under the laws of the
State of New Jersey (the "Servicer"), and further as follows:

                  (i)      I  have  reviewed  the  servicer  compliance  statement  of  the  Servicer  provided  in accordance  with  Item 1123 of  Regulation  AB (the  "Compliance  Statement"),  the  report  on  assessment  of the
Servicer's  compliance  with the  servicing  criteria set forth in Item 1122(d) of  Regulation  AB (the  "Servicing
Criteria"),  provided in accordance with Rules 13a-18 and 15d-18 under Securities  Exchange Act of 1934, as amended
(the  "Exchange  Act")  and  Item  1122 of  Regulation  AB (the  "Servicing  Assessment"),  the  registered  public accounting  firm's  attestation  report  provided in accordance with Rules 13a-18 and 15d-18 under the Exchange Act
and  Section  1122(b)  of  Regulation  AB  (the  "Attestation  Report"),  and  all  servicing  reports,   officer's
certificates  and other  information  relating to the servicing of the Mortgage Loans by the Servicer during 200[ ]
that were  delivered by the Servicer to the  [Depositor]  [Master  Servicer]  [Trustee]  pursuant to the  Agreement
(collectively, the "Servicer Servicing Information");

                  (ii)     Based on my knowledge,  the Servicer Servicing  Information,  taken as a whole, does not contain any untrue  statement of a material fact or omit to state a material fact  necessary to make the statements made, in the light of the  circumstances  under which such statements were made, not misleading with respect to the period of time covered by the Servicer Servicing Information;

                  (iii)    Based  on my  knowledge,  all of  the  Servicer  Servicing  Information  required  to be provided by the Servicer under the Agreement has been provided to the [Depositor] [Master Servicer] [Trustee];

                  (iv)     I am  responsible  for  reviewing the  activities  performed by the Servicer as servicer under the  Agreement,  and based on my knowledge and the  compliance  review  conducted in preparing the Compliance
Statement  and except as disclosed  in the  Compliance  Statement,  the  Servicing  Assessment  or the  Attestation
Report, the Servicer has fulfilled its obligations under the Agreement in all material respects; and

                  (v)      The  Compliance  Statement  required to be  delivered  by the  Servicer  pursuant to the
Agreement,  and the Servicing  Assessment and Attestation Report required to be provided by the Servicer and by any
Subservicer or Subcontractor  pursuant to the Agreement,  have been provided to the [Depositor]  [Master Servicer].
Any material  instances of noncompliance  described in such reports have been disclosed to the [Depositor]  [Master
Servicer].  Any material instance of noncompliance with the Servicing Criteria has been disclosed in such reports.

Capitalized terms used herein and not defined shall have the meanings ascribed to them in the Agreement.
                                                     PHH Mortgage Corporation

                                                     By: ______________________________
                                                           Martin Foster
                                                           Senior Vice President
                                                           Date:

                                                    EXHIBIT 12

                          SERVICING CRITERIA TO BE ADDRESSED IN ASSESSMENT OF COMPLIANCE

The assessment of compliance to be delivered by the Servicer shall address,  at a minimum,  the criteria identified as below as "Applicable Servicing Criteria":

_________________________________________________________________________________________________________________
                                                                                           APPLICABLE SERVICING
                                            SERVICING CRITERIA                                   CRITERIA
_________________________________________________________________________________________________________________
     Reference                                     Criteria
_________________________________________________________________________________________________________________
                                       General Servicing Considerations
_________________________________________________________________________________________________________________
1122(d)(1)(i)        Policies and procedures  are  instituted to monitor any  performance            X
                     or other  triggers  and  events of default  in  accordance  with the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(1)(ii)       If  any  material  servicing  activities  are  outsourced  to  third            X
                     parties,  policies  and  procedures  are  instituted  to monitor the
                     third  party's   performance  and  compliance  with  such  servicing
                     activities.
_________________________________________________________________________________________________________________
1122(d)(1)(iii)      Any  requirements  in  the  transaction  agreements  to  maintain  a            X
                     back-up servicer for the mortgage loans are maintained.
_________________________________________________________________________________________________________________
1122(d)(1)(iv)       A fidelity bond and errors and omissions  policy is in effect on the            X
                     party   participating  in  the  servicing  function  throughout  the
                     reporting  period  in  the  amount  of  coverage   required  by  and
                     otherwise  in   accordance   with  the  terms  of  the   transaction
                     agreements.
_________________________________________________________________________________________________________________
                                      Cash Collection and Administration
_________________________________________________________________________________________________________________
1122(d)(2)(i)        Payments  on  mortgage  loans  are  deposited  into the  appropriate            X
                     custodial  bank accounts and related bank clearing  accounts no more than two business days  following  receipt,  or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(2)(ii)       Disbursements  made via wire  transfer on behalf of an obligor or to            X
                     an investor are made only by authorized personnel.
_________________________________________________________________________________________________________________
1122(d)(2)(iii)      Advances of funds or guarantees  regarding  collections,  cash flows            X
                     or  distributions,  and any  interest or other fees charged for such advances,  are made,  reviewed  and  approved  as  specified  in the transaction agreements.
_________________________________________________________________________________________________________________
                     The  related  accounts  for the  transaction,  such as cash  reserve
                     accounts    or    accounts     established     as    a    form    of
                     overcollateralization,   are  separately   maintained   (e.g.,  with
                     respect  to  commingling  of cash) as set  forth in the  transaction
1122(d)(2)(iv)       agreements.
_________________________________________________________________________________________________________________
1122(d)(2)(v)        Each  custodial   account  is  maintained  at  a  federally  insured            X
                     depository  institution as set forth in the transaction  agreements.
                     For  purposes  of  this  criterion,  "federally  insured  depository institution" with respect to a foreign  financial  institution means a foreign financial  institution that meets the requirements of Rule
                     13k-1(b)(1) of the Securities Exchange Act.
_________________________________________________________________________________________________________________
1122(d)(2)(vi)       Unissued  checks  are  safeguarded  so  as to  prevent  unauthorized            X
                     access.
_________________________________________________________________________________________________________________
1122(d)(2)(vii)       Reconciliations   are   prepared   on  a  monthly   basis  for  all            X
                     asset-backed  securities related bank accounts,  including custodial accounts and related bank clearing accounts.  These  reconciliations are (A)  mathematically  accurate;  (B) prepared  within 30 calendar days after the bank  statement  cutoff date, or such other number of days  specified  in the  transaction  agreements;  (C)  reviewed and
                     approved  by  someone   other  than  the  person  who  prepared  the
                     reconciliation;  and (D) contain explanations for reconciling items.
                     These  reconciling  items are  resolved  within 90 calendar  days of
                     their  original  identification,   or  such  other  number  of  days
                     specified in the transaction agreements.
_________________________________________________________________________________________________________________

                                      Investor Remittances and Reporting
_________________________________________________________________________________________________________________
1122(d)(3)(i)        Reports  to  investors,   including  those  to  be  filed  with  the            X
                     Commission,  are  maintained  in  accordance  with  the  transaction agreements and  applicable  Commission  requirements.  Specifically, such  reports (A) are prepared in  accordance  with  timeframes  and other  terms set forth in the  transaction  agreements;  (B) provide information  calculated  in accordance  with the terms  specified in the  transaction  agreements;  (C) are filed with the  Commission as
                     required  by  its  rules  and   regulations;   and  (D)  agree  with
                     investors'  or  the  trustee's   records  as  to  the  total  unpaid
                     principal  balance  and number of  mortgage  loans  serviced  by the
                     Servicer.
_________________________________________________________________________________________________________________
1122(d)(3)(ii)       Amounts due to investors  are  allocated  and remitted in accordance            X
                     with timeframes,  distribution priority and other terms set forth in the transaction agreements.
_________________________________________________________________________________________________________________
                     Disbursements  made to an investor  are posted  within two  business
                     days to the  Servicer's  investor  records,  or such other number of            X
1122(d)(3)(iii)      days specified in the transaction agreements.
_________________________________________________________________________________________________________________
                     Amounts  remitted to investors  per the investor  reports agree with
                     cancelled  checks,  or other  form of  payment,  or  custodial  bank            X
1122(d)(3)(iv)       statements.
_________________________________________________________________________________________________________________
                                          Pool Asset Administration
_________________________________________________________________________________________________________________
1122(d)(4)(i)         Collateral or security on mortgage  loans is maintained as required            X
                     by the transaction agreements or related mortgage loan documents.
_________________________________________________________________________________________________________________
                     Mortgage loan and related  documents are  safeguarded as required by            X
1122(d)(4)(ii)       the transaction agreements
_________________________________________________________________________________________________________________
1122(d)(4)(iii)      Any  additions,  removals  or  substitutions  to the asset  pool are            X
                     made,  reviewed and approved in  accordance  with any  conditions or requirements in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(iv)       Payments  on  mortgage  loans,   including  any  payoffs,   made  in            X
                     accordance  with the related  mortgage loan  documents are posted to the Servicer's  obligor records maintained no more than two business days after  receipt,  or such other number of days  specified in the transaction  agreements,  and  allocated to  principal,  interest or other items (e.g.,  escrow) in accordance with the related  mortgage loan documents.
_________________________________________________________________________________________________________________
1122(d)(4)(v)        The Servicer's  records  regarding the mortgage loans agree with the            X
                     Servicer's  records with respect to an  obligor's  unpaid  principal balance.
_________________________________________________________________________________________________________________
1122(d)(4)(vi)       Changes  with  respect  to  the  terms  or  status  of an  obligor's            X
                     mortgage  loans (e.g.,  loan  modifications  or re-agings) are made, reviewed and approved by  authorized  personnel in  accordance  with the transaction agreements and related pool asset documents.
_________________________________________________________________________________________________________________
1122(d)(4)(vii)      Loss  mitigation  or  recovery  actions  (e.g.,  forbearance  plans,            X
                     modifications  and deeds in lieu of  foreclosure,  foreclosures  and
                     repossessions,   as  applicable)   are   initiated,   conducted  and
                     concluded in accordance  with the  timeframes or other  requirements established by the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(viii)     Records  documenting  collection  efforts are maintained  during the            X
                     period  a  mortgage  loan  is  delinquent  in  accordance  with  the transaction  agreements.  Such records are  maintained on at least a monthly  basis,  or such other period  specified in the  transaction agreements,  and  describe  the entity's  activities  in  monitoring delinquent  mortgage  loans  including,  for  example,  phone calls, letters and payment  rescheduling  plans in cases where  delinquency is deemed temporary (e.g., illness or unemployment).
_________________________________________________________________________________________________________________
1122(d)(4)(ix)       Adjustments  to interest rates or rates of return for mortgage loans            X
                     with variable rates are computed based on the related  mortgage loan documents.

_________________________________________________________________________________________________________________
1122(d)(4)(x)        Regarding  any funds  held in trust for an  obligor  (such as escrow            X
                     accounts):  (A) such  funds are  analyzed,  in  accordance  with the obligor's  mortgage loan documents,  on at least an annual basis, or such other  period  specified  in the  transaction  agreements;  (B)
                     interest  on such  funds  is  paid,  or  credited,  to  obligors  in accordance with  applicable  mortgage loan documents and state laws;
                     and (C) such funds are  returned to the  obligor  within 30 calendar days of full repayment of the related  mortgage loans, or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xi)       Payments  made on behalf  of an  obligor  (such as tax or  insurance            X
                     payments)  are made on or before the related  penalty or  expiration dates,  as  indicated on the  appropriate  bills or notices for such payments,  provided  that  such  support  has been  received  by the servicer at least 30  calendar  days prior to these  dates,  or such other number of days specified in the transaction agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xii)      Any late  payment  penalties  in  connection  with any payment to be            X
                     made on behalf of an obligor are paid from the servicer's  funds and not charged to the  obligor,  unless the late payment was due to the obligor's error or omission.
_________________________________________________________________________________________________________________
                     Disbursements  made on behalf of an obligor  are  posted  within two business days to the obligor's  records  maintained by the servicer,
                     or  such  other  number  of  days   specified  in  the   transaction            X
1122(d)(4)(xiii)     agreements.
_________________________________________________________________________________________________________________
1122(d)(4)(xiv)       Delinquencies,   charge-offs   and   uncollectible   accounts   are            X
                     recognized   and  recorded  in  accordance   with  the   transaction
                     agreements.
_________________________________________________________________________________________________________________
                     Any  external  enhancement  or  other  support,  identified  in Item
                     1114(a)(1)  through (3) or Item 1115 of Regulation AB, is maintained
1122(d)(4)(xv)       as set forth in the transaction agreements.
_________________________________________________________________________________________________________________

_________________________________________________________________________________________________________________

                                                   Schedule B-1

                                       CONTENTS OF PURCHASER'S MORTGAGE FILE

         With respect to each  Mortgage  Loan,  the  Purchaser's  Mortgage File shall include each of the following items,  which shall be available for  inspection by the  Purchaser,  and which shall be retained by the  applicable
Seller or  delivered  to the  Purchaser  pursuant  to the  provisions  of the  Sellers'  Warranties  and  Servicing
Agreement.

         To be Delivered 5 days prior to Closing Date:

         1.       The original Mortgage Note bearing all intervening  endorsements,  endorsed,  at the direction of the Purchaser either (1) "Pay to the order of "-------",  without  recourse," or (2) in blank and signed in the name of the applicable  Seller by an authorized  officer.  To the extent that there is no  space  on the  face  of the  Mortgage  Notes  for  endorsements,  the  endorsement  may be contained  on an allonge,  if state law so allows and the  Purchaser  is so advised by the Seller that state law so allows.  If the  Mortgage  Loan was  acquired by the  Sellers in a merger,  the endorsement  must be by  "[Seller],  successor  by merger to the [name of  predecessor]".  If the
                  Mortgage  Loan was acquired or  originated  by the Sellers  while doing  business  under  another name, the endorsement must be by "[Seller]  formerly known as [previous  name]".  If the original note is  unavailable,  seller  will  provide an  affidavit  of lost note (in form  acceptable  to
                  Purchaser)  stating that the original  Mortgage Note was lost or destroyed,  together with a copy of such Mortgage Note and  indemnifying  the  Purchaser  against any and all claims  arising as a result  of any  person or entity  claiming  they are the  holder of the note or that the note has been paid off and returned.

         2.       If the Mortgage Loan is not a MERS Mortgage  Loan,  the original  Assignment of Mortgage for each
                  Mortgage Loan, in form and substance  acceptable  for recording.  The Mortgage shall be assigned, at the direction of the Purchaser  either (1) to  "---------"  or (2) with  assignee's  name left blank.  The  Assignment  of  Mortgage  must  be  duly  recorded  only  on  the  direction  of the
                  Purchaser.  If the  Mortgage  Loan  was  acquired  by the  applicable  Seller  in a  merger,  the
                  Assignment of Mortgage must be made by "PHH  Mortgage  Corporation,  successor by merger to [name of  predecessor]."  If the  Mortgage  Loan was acquired or  originated  by the Seller while doing business  under another name or under an assumed name,  the  Assignment  must be by "PHH Mortgage
                  Corporation  formerly known as [previous name] or [PHH Mortgage  Corporation dba  ______________,
                  ] respectively.

         3.       With respect to each Pledged Asset  Mortgage  Loan, a copy of the related  Control  Agreement and
                  Pledged Asset Agreement.

         4.       With  respect  to each  Pledged  Asset  Mortgage  Loan,  a copy of the  UCC-1,  to the extent the
                  Pledged  Asset  Servicer was required to deliver  such UCC-1 to  Servicer,  and an original  form
                  UCC-3,  if  applicable,  to the extent the Pledged  Asset  Servicer  was required to deliver such
                  UCC-3 to  Servicer,  together  with any  instrument  required to be  delivered  under the related
                  Surety Bond for transferring coverage under such Surety Bond.

         To be delivered within 180 days after the related Closing Date:

         1.       the original  Mortgage with  evidence of recording  thereon.  If in connection  with any Mortgage
                  Loan,  the applicable  Seller cannot deliver or cause to be delivered the original  Mortgage with evidence of  recording  thereon on or prior to the Closing  Date because of a delay caused by the public  recording  office where such Mortgage has been delivered for  recordation or because such
                  Mortgage  has been lost or because such public  recording  office  retains the original  recorded
                  Mortgage,  the  applicable  Seller shall  deliver or cause to be delivered  to the  Custodian,  a photocopy  of such  Mortgage,  together  with (i) in the  case of a delay  caused  by the  public recording  office,  an Officer's  Certificate of the applicable Seller (or certified by the title company,  escrow agent,  or closing  attorney)  stating that such Mortgage has been dispatched to the appropriate  public recording office for recordation and that the original  recorded Mortgage or a copy of such Mortgage  certified by such public  recording  office to be a true and complete copy of the original recorded  Mortgage will be promptly  delivered to the Custodian upon receipt thereof by the  applicable  Seller;  or (ii) in the case of a Mortgage  where a public  recording office  retains  the  original  recorded  Mortgage  or in the case where a Mortgage is lost after recordation  in a public  recording  office,  a copy of such  Mortgage  certified  by such public recording  office to be a true and complete copy of the original  recorded  Mortgage;  and in the case of each MERS Mortgage  Loan,  the original  Mortgage,  noting the presence of the MIN of the
                  Mortgage  Loans and either  language  indicating  that the Mortgage  Loan is a MOM Loan or if the
                  Mortgage  Loan  was not a MOM Loan at  origination,  the  original  Mortgage  and the  assignment thereof  to MERS,  with  evidence  of  recording  indicated  thereon,  or a copy of the  Mortgage certified by the public recording office in which such Mortgage has been recorded;

         2.       To the extent  applicable,  the original of each power of attorney,  surety agreement or guaranty agreement with respect to such Mortgage Loan;

         3.       Originals of any executed  intervening  assignments  of the Mortgage,  with evidence of recording thereon or, if the original  intervening  assignment has not yet been returned from the recording office,  a copy of such  assignment  certified by the applicable  Seller to be a true copy of the original of the assignment  which has been sent for recording in the appropriate  jurisdiction in which the Mortgaged Property is located;

         4.       Originals  of  all  assumption,  extension,   modification,  written  assurance  or  substitution
                  agreements,  if any, or, if the originals of any such  assumption,  modification and substitution agreements  have not yet been  returned  from the recording  office,  a copy of such  instruments certified by the applicable  Seller to be a true copy of the original of such  instruments  which have been sent for recording in the appropriate  jurisdictions in which the Mortgaged  Properties are located;

         5.       The original  mortgagee  policy of title insurance or, in the event such original title policy is unavailable,  a  certified  true  copy of the  related  policy  binder  or  commitment  for title certified  to be true and complete by the title  insurance  company,  in each case,  including an
                  Environmental Protection Agency Endorsement and an adjustable-rate endorsement; and

         6.       With respect to each  Cooperative  Loan,  the  original  Recognition  Agreement  and the original
                  Assignment of Recognition Agreement;

         7.       With respect to each Cooperative Loan, an Estoppel Letter and/or Consent;

         8.       With respect to each Cooperative Loan, the Cooperative Lien Search;

         9.       With respect to each  Cooperative  Loan, the guaranty of the Mortgage Note and Cooperative  Loan, if any; and

         10.      With respect to each Cooperative Loan, the original Cooperative Pledge Agreement.

         11.      With respect to each  Cooperative  Loan,  the original  Proprietary  Lease and the  Assignment of
                  Proprietary  Lease  executed  by the  Mortgagor  in blank or if the  Proprietary  Lease  has been assigned by the  Mortgagor  to the  Seller,  then the Seller must  execute an  assignment  of the
                  Assignment of Proprietary Lease in blank;

         12.      With respect to each  Cooperative  Loan, the recorded state and county  Financing  Statements and
                  Financing Statement Changes;

         From time to time, the Sellers shall forward to the Custodian  additional  original  documents pursuant to the Agreement or additional  documents  evidencing an  assumption,  modification,  consolidation  or extension of a
Mortgage Loan approved by the Sellers,  in accordance with the Agreement.  All such mortgage  documents held by the
Custodian as to each Mortgage Loan shall constitute the "Custodial File".

                                             PHH Mortgage Corporation
                            Mortgage File Cover Sheet: Credit Documents (Schedule B-2)

Prepared by:_________________________                         Phone: _____________

Location:     PHH Mortgage Corporation                                       Fax: ________________

         Borrower Name:    ___________________

               Loan Number:

_____________________________________________________________________________________

       General:

                  _______    1.     Mortgage File Cover Sheet Checklist - Inside File
                  _______    2.     Borrower's Authorization to Obtain Information (Original)
                  _______    3.     Fannie Mae1008(original) or Underwriter's Worksheet  (CUW2)

       Applications:
                  _______    4.     Final Signed  Typed Loan Application (Form 1003 or personal profile)
                  _______    5.     Initial Signed Loan Application (personal profile, handwritten or typed)

      Credit Documentation:
                  _______    6      Credit Report(s), Merged In-file or RMCR) (original or photocopy)
                  _______    7.     Borrower's explanations (credit, employment, etc., if applicable)
                  _______    8.     VOM(s) or other form of verification(s) on all mortgages (not required on Aus scored loans)
                  _______    9.     Separation agreement, divorce decree (if applicable)
                  _______   10.     Miscellaneous Credit Documents (if applicable)

        Employment/Income Documentation:
                  _______   11.     Copy or Original initial VOE(s); OR
                  _______   12.     Paystubs dated with 30 days of closing; OR
                  _______   13.     IRS Form W-2's Original or Copy (for wage earner); OR
                  _______   14.     IRS Form 1040's, 1120's, 1065's, etc.,(2 years)for self-employed);
                  _______   15.     Leases (if applicable)
                  _______   16.     All documentation required to support Borrower's cash flow for loans
                                    Originated.

        Asset Documentation:
                  _______   17.     Copy or Original VOD(s) or source of funds to close (if applicable)
                  _______   18.     Gift Letter (if applicable) (original)
                  _______   19.     Verification of original purchase price, real estate sales contract, or
                                    HUD-1 on first mortgage (if applicable)

       Property Documentation:
                  _______   20.     Appraisal, including original photos of subject and comps. (original)
                  _______   21.     Review Appraisal or second full Appraisal (if required) (original)
                  _______   22.     442 Final Inspection
                  _______   23.     Copy or Original Contract of Sale
                  _______   24.     Miscellaneous